PROSPECTUS
                                              AMERITAS LIFE INSURANCE CORP. LOGO

AMERITAS NO LOAD                                                 5900 "O" Street

VARIABLE ANNUITY: A FLEXIBLE                    P.O. Box 81889/Lincoln, NE 68501

PREMIUM VARIABLE ANNUITY
--------------------------------------------------------------------------------
This prospectus describes a no sales load/no surrender charge flexible premium variable annuity policy contract ("Policy") offered by Ameritas Life Insurance Corp. ("Ameritas"). The Policy is a deferred annuity; it provides a vehicle for investing on a tax-deferred basis for retirement savings or other long-term purposes.

You may purchase a Policy for $2,000 or more. Minimum additional subsequent premiums may be $250 or more; smaller amounts may be accepted by automatic bank draft or at the discretion of Ameritas.

You may direct that premiums accumulate on a variable basis in one or more of the 31 Subaccounts of the Ameritas Life Insurance Corp. Separate Account LLVA ("Separate Account LLVA") or on a fixed basis in the Fixed Account, or on a combination variable and fixed basis. Separate Account LLVA uses its assets to purchase shares in one or more of the following mutual fund portfolios:

CALVERT VARIABLE SERIES, INC.            DEUTSCHE ASSET MANAGEMENT VIT FUNDS    BERGER INSTITUTIONAL PRODUCTS TRUST
AMERITAS PORTFOLIOS                      ("DEUTSCHE VIT")                       ("BERGER IPT")
("AMERITAS PORTFOLIOS")                  Small Cap Index Fund                   Growth Fund
  Ameritas Index 500                     EAFE(R) Equity Index Fund              Small Company Growth
  Ameritas Growth
  Ameritas MidCap Growth
  Ameritas Small Capitalization
  Ameritas Growth With Income
STRONG VARIABLE INSURANCE FUNDS, INC.    CALVERT VARIABLE SERIES, INC.          NEUBERGER BERMAN ADVISERS
("STRONG VIF"*)                          ("CVS SOCIAL PORTFOLIOS")              MANAGEMENT TRUST
  International Stock Fund II            Social Small Cap Growth                ("NEUBERGER BERMAN AMT")
  Mid Cap Growth Fund II                 Social Mid Cap Growth                  Liquid Asset
                                         Social International Equity            Limited Maturity Bond
                                         Social Balanced                        Growth
                                                                                Partners
                                                                                Balanced
STRONG OPPORTUNITY FUND II, INC.*        RYDEX VARIABLE TRUST                   VARIABLE INSURANCE PRODUCTS FUND
*Strong VIF and Strong Opportunity Fund  ("RYDEX")                              VARIABLE INSURANCE PRODUCTS FUND II
II, Inc, are referred to collectively    Nova Fund                              VARIABLE INSURANCE PRODUCTS FUND III
as "Strong Funds(R)"                     Ursa Fund                              (COLLECTIVELY "FIDELITY PORTFOLIOS")
                                         OTC Fund                               VIP High Income: Service Class
                                         Precious Metals Fund                   VIP Contrafund(R): Service Class
                                         U.S. Government Bond Fund              VIP Investment Grade Bond: Initial Class
                                                                                VIP Mid Cap: Service Class

You bear all the investment risk for monies placed in Separate Account LLVA before the Annuity Date. Results for the Portfolios are not guaranteed.

This prospectus contains information you should know before investing. A Statement of Additional Information, which has the same date as this prospectus, has been filed with the Securities and Exchange Commission; it is incorporated herein by reference and is available free by writing Ameritas at the address above or by calling us at 1-800-255-9678. (Use this address and phone number for any inquiry you have about the Policy.) The table of contents of the Statement of Additional Information appears at the end of this prospectus.

Prospectuses for the mutual fund Portfolios identified above accompany this prospectus.

Read the prospectuses carefully and keep them for future reference.

These securities are not deposits with, or obligations of, or guaranteed or endorsed by, any financial institution; nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. These securities involve investment risk, including the possible loss of principal.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AUTHORITY HAS APPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  May 1, 2000

                                      NLVA

TABLE OF CONTENTS

                                                                PAGE
DEFINITIONS.................................................      3
HIGHLIGHTS..................................................      5
FEE TABLE...................................................      6
CONDENSED FINANCIAL INFORMATION.............................     10
PERFORMANCE DATA............................................     12
YEAR 2000...................................................     12
AMERITAS, THE SEPARATE ACCOUNT AND THE FUNDS................     12
       Ameritas Life Insurance Corp.........................     12
       The Separate Account.................................     13
       The Funds............................................     13
       Addition, Deletion or Substitution of Investments....     15
THE FIXED ACCOUNT...........................................     15
POLICY FEATURES.............................................     15
       Control of the Policy................................     16
       Policy Purchase and Premium Payment..................     16
       Allocation of Premium................................     16
       Accumulation Value...................................     17
       Transfers Among the Portfolios and the Fixed
       Account..............................................     17
       Systematic Programs..................................     18
       Withdrawals and Surrenders...........................     18
       Free Look Privilege..................................     19
CHARGES AND DEDUCTIONS......................................     19
       Administrative Charges...............................     19
       Mortality and Expense Risk Charge....................     19
       Tax Charges..........................................     20
       Fund Investment Advisory Fees and Expenses...........     20
ANNUITY PERIOD..............................................     20
       Annuity Date.........................................     20
       Annuity Income Options...............................     21
FEDERAL TAX MATTERS.........................................     22
       Taxation of Annuities in General.....................     22
       Nonqualified Policies................................     22
       Qualified Policies...................................     23
GENERAL PROVISIONS..........................................     24
       Annuitant's Beneficiary..............................     24
       Death of Annuitant...................................     25
       Death of Owner.......................................     25
       Deferment of Payment.................................     25
       Contestability.......................................     26
       Misstatement of Age or Sex...........................     26
       Reports and Records..................................     26
DISTRIBUTION OF THE POLICIES................................     26
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS................     26
THIRD PARTY SERVICES........................................     26
VOTING RIGHTS...............................................     27
LEGAL PROCEEDINGS...........................................     27
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....     28

The Policy, certain provisions, and certain Portfolios are not available in all states.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON MAY MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON.

                                      NLVA

DEFINITIONS
ACCUMULATION UNIT - A unit used to measure the value of the Policy prior to the Annuity Date. Analogous, though not identical, to a share owned in a mutual fund account.

ACCUMULATION UNIT PRICE - The value of each Accumulation Unit is calculated each Valuation Period. Analogous, though not identical, to the share price (net asset value) of a mutual fund.

ACCUMULATION VALUE - The value of all amounts accumulated under the Policy prior to the Annuity Date. On the Issue Date, the Accumulation Value is equal to the initial premium, less any premium tax, plus any interest credited based on the Liquid Asset Portfolio value as of the Policy Date.

AMERITAS - ("we, us, our") Ameritas Life Insurance Corp., a stock life insurance company domiciled in Nebraska since 1887.

ANNUITANT - The person upon whose life expectancy the Policy is written. If there are Joint Annuitants, the Policy is based on the life expectancies of the Joint Annuitants. The Annuitants may also be the Owner(s) of the Policy.

ANNUITANT'S BENEFICIARY - The person who will receive any benefits paid upon the death of the Annuitant, or if there are Joint Annuitants, upon the death of the second to die of the Annuitants.

ANNUITY DATE - The date on which Annuity Payments are scheduled to begin.

ANNUITY INCOME OPTION - One of several ways in which Annuity Payments may be made.

ANNUITY PAYMENT - One of a series of payments paid to the Annuitant(s) under an Annuity Income Option.

EFFECTIVE DATE - The Valuation Date on which premiums are applied to purchase a Policy.

FIXED ACCOUNT - A part of Ameritas' general account to which all or a portion of premiums may be allocated for accumulation at fixed rates of interest.

FUNDS - Ameritas Portfolios, Deutsche VIT, CVS Social Portfolios, Fidelity Portfolios, Berger IPT, Neuberger Berman AMT, Strong Funds, and Rydex are the Funds available for investment as of the date of this prospectus. The Funds have one or more Portfolios; each Portfolio corresponds to one of the Subaccounts of Separate Account LLVA.

ISSUE DATE - The date all financial, contractual and administrative requirements have been met to issue the Policy. The free look period begins on this date.

JOINT ANNUITANTS - Two Annuitants named by the Owner in the Policy application. (The option to name Joint Annuitants may not be available in all states.) On the Annuity Date, Annuity Payments may be made to the named Annuitants while they are both living, then to the surviving Annuitant. Joint Annuitants are not permitted on Qualified Policies prior to the income phase.

NET PREMIUM - The Premium Payment less the premium tax (if imposed by the state in which the Policy is delivered).

NONQUALIFIED POLICIES - Policies that do not qualify for special federal income tax treatment.

OWNER - ("you, your") The person or entity in whose name the Policy is issued, as stated in the application, or as subsequently changed. The Owner has the privileges stated in the Policy, while an Annuitant is living including the right to make allocations or change beneficiaries. If a Policy has been absolutely assigned, the assignee is the Owner. A collateral assignee is not the Owner.

OWNER'S DESIGNATED BENEFICIARY - The person the Owner designates to own the Policy upon the Owner's death where the Owner and Annuitant are not the same.

POLICY - The no sales load/no surrender charge variable annuity contract offered by Ameritas and described in this prospectus.

POLICY DATE - The date used to determine Policy anniversary dates and Policy Years. This date is determined on the Issue Date. It is the date within two days after Ameritas received the application and

                                      NLVA
initial premium. If the Policy Date would fall on the 29th, 30th or 31st of a month, the Policy Date will be set at the 28th day of that month.

POLICY YEAR - The period from one Policy anniversary date until the next Policy anniversary date.

PORTFOLIO - One of the separate investment Portfolios of the Funds in which Separate Account LLVA invests. Each Portfolio is a Subaccount of Separate Account LLVA. In Separate Account LLVA, Ameritas Portfolios offers five
Portfolios: Ameritas Index 500, Ameritas Growth, Ameritas MidCap Growth, Ameritas Small Capitalization, and Ameritas Growth With Income; Deutsche VIT offers two Portfolios: Small Cap Index Fund and EAFE Equity Index Fund; CVS Social Portfolios offers four Portfolios: Social Small Cap Growth, Social Mid Cap Growth, Social International Equity, and Social Balanced: Fidelity Portfolios offer four Portfolios: VIP High Income: Service Class; VIP
Contrafund: Service Class, VIP Investment Grade Bond: Initial Class, and VIP Mid
Cap: Service Class; Berger IPT offers two Portfolios: Berger IPT Growth Fund and Berger IPT-Small Company Growth Fund; Neuberger Berman AMT offers five
Portfolios: Liquid Asset, Limited Maturity Bond, Growth, Partners, and Balanced; Strong VIF offers two Portfolios: Strong International Stock Fund II, and Strong Mid Cap Growth Fund II; Strong Opportunity Fund II, Inc. is also offered. Rydex offers six Portfolios: Nova Fund, Ursa Fund, OTC Fund, Precious Metals Fund, and U.S. Government Bond Fund. In this prospectus, Portfolio will also be used to refer to the Subaccount that invests in the corresponding Portfolio.

PREMIUM PAYMENT - An amount paid to purchase a Policy or to increase the investment in the Policy.

QUALIFIED POLICIES - Policies owned inside certain qualified plans as defined under applicable tax laws, such as IRAs, Tax Sheltered Annuities ("TSAs") and Pension Trusts.

SATISFACTORY PROOF OF DEATH - All of the following must be submitted: (1) A certified copy of the death certificate; (2) A Claimant Statement; (3) The Policy; and (4) Any other information that Ameritas may require to establish the validity of the claim.

SEPARATE ACCOUNT LLVA - Ameritas Life Insurance Corp. Separate Account LLVA, an account established by Ameritas to receive and invest premiums paid under the Policy. Assets in Separate Account LLVA are segregated from the general assets of Ameritas.

SUBACCOUNT - A subdivision of Separate Account LLVA which invests in shares of a specified Portfolio of the Funds.

VALUATION DATE - Any day on which the New York Stock Exchange (NYSE) is open for trading.

VALUATION PERIOD - The period between two successive Valuation Dates, commencing at the close of trading on the NYSE on one Valuation Date and ending at the close of trading on the next Valuation Date.

                                      NLVA

HIGHLIGHTS

For an explanation of capitalized terms, refer to the "Definitions", section. Unless stated otherwise, the captions in this highlights section correspond to later sections in the prospectus which are only summarized here. Read the whole prospectus.

THE POLICY
The purpose of the Policy is to allow you, the Owner, to accumulate funds on a tax-deferred basis by investing in one or more investment Portfolios of the Funds for retirement or other purposes. The tax-deferral feature is most attractive to investors who have exhausted other avenues for tax-deferred investing.

PURCHASING A POLICY
You may purchase a Policy with a complete application and a minimum initial premium of $2,000 or more. Later premiums must be at least $250. Smaller premiums may be accepted on automatic bank draft or at the discretion of Ameritas. (See the section on Policy Purchase and Premium Payment.)

INVESTMENT CHOICES
In Separate Account LLVA, 31 Portfolios are offered. The assets of each Portfolio are held separately from the other Portfolios; each has distinct investment objectives and policies which are described in the accompanying prospectuses for the Funds. The investment performance of the Portfolios is not guaranteed. (See the section on The Funds.)

Premiums allocated to the Fixed Account are placed in the general account of Ameritas and receive a guaranteed interest rate. (See the section on The Fixed Account.)

ALLOCATION OF PREMIUM
Your Accumulation Value is initially allocated to the Liquid Asset Portfolio. At the end of the free look period, the Accumulation Value is allocated among the Portfolios or Fixed Account according to your instructions on the application. Allocations may be changed at any time with no charge.

Where allowed, if the Owner has allocated 100% to the Fixed Account, the Accumulation Value of the Policy is allocated to the Fixed Account on the Effective Date, and no further allocation will occur.

CHARGES AND DEDUCTIONS
There are no sales loads or surrender charges. The costs in the Policy include our mortality and expense risk ("M&E") charges; an annual Policy fee to cover the cost for us to administer the Policy; and investment advisory and other fees imposed by the Funds. State premium taxes, if any, are deducted upon receipt of premium, upon annuitization, or upon withdrawal, according to the laws of the state of jurisdiction. A $10 transfer fee may be charged for each transfer over the 15 free transfers allowed each Policy Year.

TRANSFERS AMONG PORTFOLIOS
You may transfer funds among the Portfolios up to 15 times per year free of charge. Additional transfers may be subject to a transfer charge (maximum $10 per additional transfer). Minimum transfer amount is $250, or if less, the entire value of the Portfolio from which the transfer is made. The minimum amount which can remain in a Portfolio as a result of a transfer is $100. Certain restrictions apply to transfers from the Fixed Account. Systematic programs, which provide for the automatic transfer of funds, such as Portfolio Rebalancing, Dollar Cost Averaging, and Earnings Sweep may be offered. (See the section on Transfers Among Portfolios and the Fixed Account.)

WITHDRAWALS
You may withdraw all or part of the Accumulation Value before the earlier of the Annuity Date or the Annuitant's death. Withdrawals must be at least $250. Systematic withdrawals may be scheduled at 12 per year. Withdrawals made prior to age 59 1/2 may be subject to a 10% federal tax penalty. There is no withdrawal charge imposed by us. (See the section on Withdrawals and Surrenders.)

                                      NLVA

ANNUITY INCOME OPTIONS
Beginning on the Annuity Date, the Policy provides for lump sum payment, or for periodic annuity payments to be paid to the Annuitant, based on the Accumulation Value on that date. You may select from a number of Annuity Income Options. You also have some flexibility in choosing an Annuity Date.

DEATH BENEFIT
If the Annuitant dies before the Annuity Date, the death benefit becomes payable to the Annuitant's Beneficiary upon Satisfactory Proof of Death. Ameritas guarantees that the death benefit payable upon death of the Annuitant prior to the Annuity Date will be the greater of the Accumulation Value or the premium payments made less withdrawals. The death benefit may be paid in a lump sum or under an Annuity Income Option. (See the section on Death of Annuitant.)

If the Owner dies prior to the Annuity Date, the Owner's entire interest in the Policy must generally be distributed to the Owner's Designated Beneficiary within five years after the date of death. Under special rules, if the Owner's interest is payable to the surviving spouse of the Owner, the Policy may be continued with the surviving spouse treated as the Owner. (See the section on Death of Owner.)

FREE LOOK PERIOD
You may cancel the Policy within 10 days after you receive it (except in some states which may require a longer period). To cancel, you must return the Policy. When the Policy is received by Ameritas, you will be reimbursed all premiums paid or the premiums adjusted by investment gains or losses, whichever is more. (See the section on Free Look Privilege.)

FEE TABLE

The following illustrates the expenses you will bear as Owner, excluding possible state premium taxes. For a complete discussion of expenses, see "Charges and Deductions" and the Funds' prospectuses.

OWNER TRANSACTION EXPENSES
  Sales Load Imposed........................................    None
  Surrender Charge..........................................    None
  Withdrawal Charge.........................................    None
  Transfer Fee (after 15 free transfers per Policy year)....    $10
ANNUAL POLICY FEE (maximum of $40, currently $25)...........    $25
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)
  Mortality and Expense Risk Fees (M&E).....................    0.75% current
                                                                0.95% guaranteed

                                      NLVA

FUND MANAGEMENT FEES
Fee information about the Funds was provided to Ameritas by the Funds. Ameritas has not independently verified such information. The amount of expenses borne by each Portfolio for the fiscal year ended December 31, 1999, was as follows:

                                                                                                       TOTAL
                                                                                                    (REFLECTING
                              INVESTMENT                                       WAIVERS AND/OR     WAIVERS AND/OR
                              ADVISORY &     12B-1      OTHER                  REIMBURSEMENTS,    REIMBURSEMENTS,
         PORTFOLIO            MANAGEMENT    EXPENSE    EXPENSES       TOTAL        IF ANY             IF ANY)
         ---------            ----------    -------    --------       -----    ---------------    ---------------
AMERITAS PORTFOLIOS(1)
Ameritas Index 500              0.29%           --      0.11%         0.40%         0.10%              0.30%
Ameritas Growth                 0.80%           --      0.10%         0.90%         0.09%              0.81%
Ameritas MidCap Growth          0.85%           --      0.12%         0.97%         0.11%              0.86%
Ameritas Small
  Capitalization                0.90%           --      0.10%         1.00%         0.08%              0.92%
Ameritas Growth With Income     0.80%           --      0.46%         1.26%         0.36%              0.90%
CVS SOCIAL PORTFOLIOS
Social Small Cap Growth         1.00%           --      0.58%(2)      1.58%            --              1.58%
Social Mid Cap Growth           0.90%           --      0.21%(2)      1.11%            --              1.11%
Social International Equity     1.10%           --      0.50%(2)      1.60%(3)         --              1.60%
Social Balanced                 0.70%           --      0.19%(2)      0.89%            --              0.89%
DEUTSCHE VIT(4)
Small Cap Index Fund            0.35%           --      0.83%         1.18%         0.73%              0.45%
EAFE Equity Index Fund          0.45%           --      0.69%         1.15%         0.50%              0.65%
FIDELITY PORTFOLIOS(5)
VIP High Income: Service
  Class                         0.58%        0.10%      0.11%         0.79%            --              0.79%
VIP Contrafund: Service
  Class                         0.58%        0.10%      0.10%         0.78%            --              0.78%(6)
VIP Investment Grade Bond:
  Initial Class                 0.43%           --      0.11%         0.54%            --              0.54%
VIP Mid Cap: Service Class      0.57%        0.10%      2.74%         3.41%            --              3.41%
BERGER IPT
Growth Fund                     0.75%           --      1.44%         2.19%         1.19%              1.00%(7)
Small Company Growth            0.90%           --      0.63%         1.53%         0.38%              1.15%(7)
Neuberger Berman AMT(8)
  Liquid Asset                  0.65%           --      0.44%         1.09%         0.08%(9)           1.01%
Limited Maturity Bond           0.65%           --      0.11%         0.76%            --              0.76%
Growth                          0.84%           --      0.08%         0.92%            --              0.92%
Partners                        0.80%           --      0.07%         0.87%            --              0.87%
Balanced                        0.85%           --      0.17%         1.02%            --              1.02%
STRONG FUNDS(10)
Mid Cap Growth Fund II          1.00%           --      0.15%         1.15%            --              1.15%
International Stock Fund II     1.00%           --      0.16%         1.16%            --              1.16%
Opportunity Fund II             1.00%           --      0.14%         1.14%            --              1.14%
RYDEX(11)
Nova Fund                       0.74%           --      0.80%         1.55%            --              1.55%
Ursa Fund                       0.90%           --      0.83%         1.73%            --              1.73%
OTC Fund                        0.75%           --      0.80%         1.96%            --              1.96%
Precious Metals Fund            0.75%           --      1.42%         2.17%            --              2.17%
U.S. Government Bond Fund       0.50%           --      1.02%         1.52%            --              1.52%

---------------
 (1) Ameritas Investment Corp. ("AIC"), a subsidiary of Ameritas, is investment advisor to the Ameritas Portfolios. The Portfolio's aggregate expenses are limited for a period of one year following November 1, 1999. Following this one year period, expenses of the Ameritas Portfolios will not be permitted to exceed an expense ratio which is .10% greater than the prior expense ratio of the corresponding replaced fund, unless an amendment to the investment advisory contract is approved modifying or eliminating the expense guarantee. Total expenses, both before and after waivers and/or reimbursements, have been restated to reflect the above.

                                      NLVA

 (2) Calvert Asset Management Company, Inc., an affiliate of Ameritas, is investment advisor of the CVS Social Portfolios. "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be as follows:

    CVS Social Small Cap Growth                                 1.15%
    CVS Social Mid Cap Growth                                   1.02%
    CVS Social International Equity                             1.50%
    CVS Social Balanced                                         0.86%

 (3) Total expenses have been restated to reflect expenses expected to be incurred in 2000, resulting from a change in 1999 to the administrative agreement, as approved by the shareholders.

 (4) Bankers Trust Company is the investment advisor to Deutsche VIT. For its services, the investment advisor receives a fee that is a percentage of each fund's average daily net assets. The investment advisor has entered into agreements to waive and/or reimburse operating expenses, including its fees, that exceed certain percentages of the funds' aggregate average daily net assets. Any differences in amounts are due to rounding.

 (5) Fidelity Management & Research Company is manager of the Fidelity
     Portfolios.

 (6) A portion of the brokerage commissions VIP II Contrafund: Service Class pays was used to reduce fund expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. After these reductions, the total operating expenses presented in the table would have been 0.75%.

 (7) Expenses reflect fee waiver and reimbursement. Berger LLC provides investment advisory services to the Berger IPT Funds available in Separate Account LLVA. Berger Associates has agreed to waive its advisory fee and reimburse the funds for additional expenses to the extent that normal operating expenses in any fiscal year, including the management fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of Berger IPT-Growth Fund exceed 1.00%, and the normal operating expenses in any fiscal year of the Berger IPT-Small Company Growth Fund exceed 1.15%, of the respective fund's average daily net assets.

 (8) Neuberger Berman Management Inc. ("NBMI") provides investment management services to each Neuberger Berman AMT Series that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Series. NBMI provides administrative services to each Portfolio that include furnishing similar facilities and personnel to the Portfolio. With the Portfolio's consent, NBMI is authorized to subcontract some of its responsibilities under its administration agreement with the Portfolio to third parties.

     Each Portfolio bears all expenses of its operations other than those borne by NBMI as administrator of the Portfolio and as distributor of its shares. Each Series bears all expenses of its operations other than those borne by NBMI as investment manager of the Series. These expenses include, but are not limited to, for the Portfolios and the Series, legal and accounting fees and compensation for trustees who are not affiliated with NBMI; for the Portfolios, transfer agent fees and the cost of printing and sending reports and proxy materials to shareholders; and for the Series, custodial fees for securities. Any expenses which are not directly attributable to a specific Series are allocated on the basis of the net assets of the respective Series.

 (9) NBMI has undertaken through May 1, 2001 to reimburse certain operating expenses, including the compensation of NBMI (with respect to all Portfolios but the Liquid Asset Portfolio), taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the average daily net asset value.

(10) Strong Capital Management, Inc. is the investment advisor for the Strong Funds. From time to time, Strong Capital Management, Inc., may voluntarily waive all or a portion of its management fee and/or absorb certain expenses for the fund without further notification of the commencement or termination of any such waiver or absorption. Any such waiver or absorption will have the effect of lowering the overall expense ratio of the fund and increasing the Fund's return to investors at the time such amounts were waived and/or absorbed.

(11) PADCO Advisors II, Inc., investment advisor of the Rydex Variable Trust, and PADCO Service Company, Inc., servicer to the Rydex Variable Trust, may from time to time volunteer to waive fees and/or reimburse expenses. For the period ending December 31, 1999, there were no waivers or reimbursements.

                                      NLVA

EXAMPLE: The following example illustrates expenses you would incur at the end of a one, three, five or ten-year period on a hypothetical $1,000 allocation to each Portfolio assuming a 5% annual return. The example reflects expenses of Separate Account LLVA and the Portfolio, but does not reflect premium taxes which may apply. The information presented applies whether or not the Policy is
(1) surrendered; (2) annuitized; or (3) not surrendered or annuitized.

                                                               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                               ------      -------      -------      --------
AMERITAS PORTFOLIOS
Ameritas Index 500                                              $14          $43         $ 74          $161
Ameritas Growth                                                 $19          $58         $100          $216
Ameritas MidCap Growth                                          $19          $60         $103          $221
Ameritas Small Capitalization                                   $20          $62         $106          $228
Ameritas Growth With Income                                     $20          $61         $105          $226

CVS SOCIAL PORTFOLIOS
Social Small Cap Growth                                         $22          $69         $118          $252
Social Mid Cap Growth                                           $21          $65         $111          $238
Social International                                            $26          $79         $135          $287
Social Balanced                                                 $19          $60         $103          $221

DEUTSCHE VIT
Small Cap Index Fund                                            $15          $47         $ 82          $177
EAFE Equity Index Fund                                          $17          $54         $ 92          $199

FIDELITY PORTFOLIOS
VIP High Income: Service Class                                  $19          $58         $ 99          $214
VIP Contrafund: Service Class                                   $19          $58         $ 99          $213
VIP Investment Grade Bond: Initial Class                        $16          $50         $ 86          $187
VIP Mid Cap: Service Class                                      $22          $66         $114          $243

BERGER IPT
Growth Fund                                                     $21          $64         $110          $236
Small Company Growth                                            $22          $69         $118          $252

NEUBERGER BERMAN AMT
Liquid Asset                                                    $21          $64         $110          $236
Limited Maturity                                                $18          $57         $ 98          $211
Growth                                                          $20          $62         $106          $228
Partners                                                        $20          $60         $103          $223
Balanced                                                        $21          $64         $110          $236

STRONG FUNDS
Mid Cap Growth Fund II                                          $22          $69         $118          $252
International Stock Fund II                                     $22          $69         $118          $253
Opportunity II                                                  $22          $68         $117          $251

RYDEX
Nova Fund                                                       $26          $81         $138          $292
Ursa Fund                                                       $28          $86         $147          $309
OTC Fund                                                        $26          $81         $138          $292
Precious Metals Fund                                            $33          $99         $168          $351
U.S. Government Bond Fund                                       $26          $80         $136          $289

The examples assume an average $30,000 annuity investment. These examples should not be considered a representation of past or future expenses, performance or return. Actual expenses and/or returns may be greater or less than those shown. Please refer to the Funds' prospectuses for more information.

                                      NLVA

CONDENSED FINANCIAL INFORMATION

The financial statements for Ameritas and the subaccounts of Separate Account LLVA (as well as auditors' reports thereon) are in the Statement of Additional Information.

ACCUMULATION UNIT VALUES
Following are the accumulation unit values for the Subaccounts as of January 22, 1997, when contracts offered by this prospectus were first sold, December 31, 1999, 1998, and 1997. The number of outstanding accumulation units in each Subaccount as of December 31, 1999, 1998, and 1997 is also shown.

-----------------------------------------------------------------------------------------------------------------
                                       ACCUMULATION           ACCUMULATION            NUMBER OF
                                        UNIT VALUE             UNIT VALUE            ACCUMULATION
                                          AS OF                  AS OF               UNITS AS OF
              FUND                   JANUARY 22, 1997         DECEMBER 31            DECEMBER 31          YEAR
-----------------------------------------------------------------------------------------------------------------
  AMERITAS PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
     Ameritas Index 500(1)                                           --                      --           1999
-----------------------------------------------------------------------------------------------------------------
     Ameritas Growth(1)                                              --                      --           1999
-----------------------------------------------------------------------------------------------------------------
     Ameritas MidCap Growth(1)                                       --                      --           1999
-----------------------------------------------------------------------------------------------------------------
     Ameritas Small
       Capitalization(1)                                             --                      --           1999
-----------------------------------------------------------------------------------------------------------------
     Ameritas Growth With
       Income(1)                                                     --                      --           1999
-----------------------------------------------------------------------------------------------------------------
  DEUTSCHE VIT
-----------------------------------------------------------------------------------------------------------------
     Small Cap Index Fund(1)                                         --                      --           1999
-----------------------------------------------------------------------------------------------------------------
     EAFE Equity Index Fund(1)                                       --                      --           1999
-----------------------------------------------------------------------------------------------------------------
  BERGER IPT
-----------------------------------------------------------------------------------------------------------------
     Growth Fund                                                 23.018                   5,265           1999
                                                                 13.558                  14,689           1998
                                          10.97                  11.748                  12,757           1997
-----------------------------------------------------------------------------------------------------------------
     Small Company Growth Fund                                   20.070                  20,004           1999
                                                                 12.111                   7,506           1998
                                          10.38                  11.979                   5,387           1997
-----------------------------------------------------------------------------------------------------------------
  CVS SOCIAL PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
     Social Small Cap Growth(1)                                      --                      --           1999
-----------------------------------------------------------------------------------------------------------------
     Social Mid Cap Growth(1)                                        --                      --           1999
-----------------------------------------------------------------------------------------------------------------
     Social International(1)                                         --                      --           1999
-----------------------------------------------------------------------------------------------------------------
     Social Balanced(1)                                              --                      --           1999
-----------------------------------------------------------------------------------------------------------------
  FIDELITY PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
     VIP High Income: Service
       Class(1)                                                      --                      --           1999
-----------------------------------------------------------------------------------------------------------------
     VIP Contrafund: Service
       Class(1)                                                      --                      --           1999
-----------------------------------------------------------------------------------------------------------------
     VIP Investment Grade Bond:
       Initial Class(1)                                              --                      --           1999
-----------------------------------------------------------------------------------------------------------------
     VIP Mid Cap: Service
       Class(1)                                                      --                      --           1999
-----------------------------------------------------------------------------------------------------------------

                                      NLVA

-----------------------------------------------------------------------------------------------------------------
                                       ACCUMULATION           ACCUMULATION            NUMBER OF
                                        UNIT VALUE             UNIT VALUE            ACCUMULATION
                                          AS OF                  AS OF               UNITS AS OF
              FUND                   JANUARY 22, 1997         DECEMBER 31            DECEMBER 31          YEAR
-----------------------------------------------------------------------------------------------------------------
  NEUBERGER BERMAN AMT
-----------------------------------------------------------------------------------------------------------------
     Liquid Asset                                                 1.116               1,921,666           1999
                                                                  1.078                 465,363           1998
                                           1.00                   1.037                 289,768           1997
-----------------------------------------------------------------------------------------------------------------
     Limited Maturity Bond                                       15.549                  22,169           1999
                                                                 15.437                  76,589           1998
                                          14.08                  14.899                  33,642           1997
-----------------------------------------------------------------------------------------------------------------
     Growth                                                      51.964                   4,428           1999
                                                                 34.807                   4,829           1998
                                          27.51                  30.355                   2,405           1997
-----------------------------------------------------------------------------------------------------------------
     Partners                                                    22.574                  40,952           1999
                                                                 21.182                  52,142           1998
                                          17.31                  20.480                  28,567           1997
-----------------------------------------------------------------------------------------------------------------
     Balanced                                                    27.889                   6,962           1999
                                                                 21.036                  15,849           1998
                                          16.57                  18.892                  11,464           1997
-----------------------------------------------------------------------------------------------------------------
  STRONG FUNDS
-----------------------------------------------------------------------------------------------------------------
     Mid Cap Growth Fund II                                      31.028                  24,538           1999
                                                                 16.461                  13,361           1998
                                          10.69                  12.888                   1,460           1997
-----------------------------------------------------------------------------------------------------------------
     International Stock Fund II                                 16.942                  19,299           1999
                                                                  9.117                  13,841           1998
                                          11.52                   9.646                   6,593           1997
-----------------------------------------------------------------------------------------------------------------
     Opportunity Fund II                                         36.187                  19,783           1999
                                                                 27.024                  20,379           1998
                                          19.62                  23.979                   1,876           1997
-----------------------------------------------------------------------------------------------------------------
  RYDEX
-----------------------------------------------------------------------------------------------------------------
     Nova Fund(2)                                                18.547                  25,185           1999
                                                                     --                      --           1998
-----------------------------------------------------------------------------------------------------------------
     Ursa Fund(2)                                                 5.347                   1,087           1999
                                                                     --                      --           1998
-----------------------------------------------------------------------------------------------------------------
     OTC Fund(2)                                                 39.299                  49,403           1999
                                                                     --                      --           1998
-----------------------------------------------------------------------------------------------------------------
     Precious Metals Fund(2)                                      5.425                   7,344           1999
                                                                     --                      --           1998
-----------------------------------------------------------------------------------------------------------------
     U.S. Government Bond Fund(2)                                                             0           1999
                                                                     --                      --           1998
-----------------------------------------------------------------------------------------------------------------

(1) No activity prior to 12/31/99
(2) No activity prior to 12/31/98

                                      NLVA

PERFORMANCE DATA

Separate Account LLVA may advertise certain information regarding the performance of the Subaccounts. Performance data may be advertised as average annual total return and/or cumulative total return. The Liquid Asset Subaccount may advertise yield and/or effective yield. The yield figures are based on historical earnings and are not intended to indicate future performance. Other Subaccounts may advertise current yield. Details on how performance measures are calculated for the Subaccounts are found in the Statement of Additional Information. Performance advertising will reflect the mortality and expense risk charge, the annual Policy fee and Fund expense charges.

YEAR 2000

Like other insurance companies and their separate accounts, Ameritas and Separate Account LLVA could be adversely affected if the computer systems they rely upon do not properly process date-related information and data involving the years 2000 and after. This issue arose because both mainframe and PC-based computer hardware and software have traditionally used two digits to identify the year. For example, the year 1998 is input, stored and calculated as "98." Similarly, the year 2000 would be input, stored and calculated as "00." If computers assume this means 1900, it could cause errors in calculations, comparisons, and other computing functions.

Like all insurance companies, Ameritas makes extensive use of dates and date calculations. We began a corporate-wide Year 2000 (Y2K) project in mid-1996. Our goal is to ensure that our computer systems continue to operate smoothly with no service disruptions before, during or after the year 2000.

As of April 15, 2000, Ameritas has experienced no known Y2K problems. All of our computer application and operating systems had been updated for the year 2000 by December 31, 1998. Continuous testing and monitoring throughout 1999 helped Ameritas continue to meet our contractual and service obligations to our customers. In addition to our internal efforts, Ameritas is working closely with vendors and other business partners to confirm that they too are addressing Y2K issues on a timely basis. We believe that we are Y2K -- compliant; however, in the event we or our service providers, vendors, financial institutions or others with which we conduct business, fail to be Y2K -- compliant, there would be a materially adverse effect on us. Certain vendors and/or business partners, due to their exposure to foreign markets, may face additional Y2K issues. Please see the Funds' prospectuses for information on the Funds' preparedness for Y2K.

AMERITAS, THE SEPARATE ACCOUNT AND THE FUNDS

AMERITAS LIFE INSURANCE CORP.
Ameritas Life Insurance Corp. ("Ameritas") is a stock life insurance company domiciled in Nebraska since 1887. Ameritas and its subsidiaries are currently licensed to sell life insurance and annuities in 50 states and the District of Columbia. The Home Office of Ameritas is at 5900 "O" Street, P.O. Box 81889, Lincoln, Nebraska 68501. Ameritas's telephone number is 800-255-9678 and its website address is www.ameritas.com. All inquires should include the Policy number and the Owner's name.

Effective January 1, 1998, Ameritas converted from a mutual insurance company structure to a mutual insurance holding company structure pursuant to the Nebraska Mutual Insurance Holding Company Act. The conversion was approved by the Nebraska State Department of Insurance and the policyowners of the mutual company.

Effective January 1, 1999, Ameritas Mutual Holding Company and Acacia Mutual Holding Corporation merged to form Ameritas Acacia Mutual Holding Company. Ameritas is wholly owned by Ameritas Holding Company, which is wholly owned by Ameritas Acacia Mutual Holding Company. There are no other owners of 5% or more of the outstanding voting securities of Ameritas.

Ameritas and subsidiaries had total assets at December 31, 1999 of over $4.8 billion. Ameritas enjoys a long standing A+ (Superior) rating for financial strength and operating performance from A.M. Best, an independent firm that analyzes insurance carriers. This is the second highest of Best's 15 categories. Ameritas has been rated A- (Excellent) by Weiss Research, Inc., for fiscal strength. This is the third

                                      NLVA
highest of Weiss' 16 categories. Ameritas also has an AA (Very Strong) rating from Standard & Poor's for insurer financial strength. This is the third highest of Standard & Poor's 21 ratings.

Ameritas Investment Corp., the principal underwriter of the Policies, may publish in advertisements and reports to Policy Owners, the ratings and other information assigned to Ameritas by one or more independent rating services. The purpose of the ratings is to reflect the financial strength of Ameritas. The ratings do not relate to the performance of Separate Account LLVA. Published material may also include charts and other information concerning dollar cost averaging, portfolio rebalancing, earnings sweep, tax-deference, diversification, asset allocation, long-term market trends, index performance, and other investment programs and methods. Ameritas may also advertise the no load nature of this Policy.

THE SEPARATE ACCOUNT
Ameritas Life Insurance Corp. Separate Account LLVA ("Separate Account LLVA") was established under Nebraska law on October 26, 1995 to receive and invest premiums paid under the Policy. Assets of Separate Account LLVA are held separately from all other assets of Ameritas and are not chargeable with liabilities from any other business Ameritas may conduct. Income, gains, or losses of Separate Account LLVA are credited without regard to other income, gains, or losses of Ameritas.

Separate Account LLVA purchases and redeems shares from the Portfolios at the net asset value. Shares are redeemed for Ameritas to pay withdrawals and surrenders, collect charges, and transfer assets from one Portfolio to another, or to the Fixed Account, as requested by the Owner. Any dividend or capital gain distribution is automatically reinvested in the corresponding Subaccount.

All obligations arising under the Policies are liabilities of Ameritas. Ameritas will always keep assets in Separate Account LLVA of a total market value at least equal to the reserve and other contract liabilities of Separate Account LLVA. To the extent that assets in Separate Account LLVA exceed Ameritas' liabilities in Separate Account LLVA, Ameritas may withdraw excess assets to cover general account obligations.

Separate Account LLVA is a unit investment trust registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). This does not signify that the SEC supervises the management, investment practices or policies of Separate Account LLVA.

THE FUNDS
The Funds currently available are: Ameritas Portfolios, Deutsche VIT, CVS Social Portfolios, Fidelity Portfolios, Berger IPT, Neuberger Berman AMT, Strong Funds, and Rydex. Each Fund is registered with the SEC under the 1940 Act as an open-ended diversified management investment company or a series thereof. There are currently 31 Subaccounts within Separate Account LLVA, each investing only in a corresponding Portfolio of the Funds.

The assets of each Portfolio of the Funds are held separate from the assets of the other Portfolios. Thus, each Portfolio operates as a separate investment, and the income or losses of one Portfolio generally do not affect the investment of any other Portfolio.

There is no assurance that any Portfolio will achieve stated objectives. More detailed information, including a description of investment risks, investment advisory services, total expenses and charges is in the prospectuses of the Funds, which accompany this prospectus. These prospectuses should be read in conjunction with this prospectus and retained. All underlying Fund information, including Fund prospectuses, has been provided to Ameritas by the Funds. Ameritas has not independently verified this information.

The investments in the Portfolios may be managed by Portfolio managers which manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Portfolios. You should be aware that the Portfolios are likely to differ from the other mutual funds in size, cash flow pattern, and tax matters. Thus, the holdings and performance of the Portfolios can be expected to vary from those of the other mutual funds.

You should periodically reconsider your allocation among the Portfolios in light of current market conditions and the investment risks attendant to investing in the Portfolios.

                                      NLVA

The Funds may be made available for variable annuity or variable life insurance contracts of various insurance companies. Though unlikely, there is a possibility that a material conflict could arise between the interests of Separate Account LLVA and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing separate accounts from the Funds, to resolve the matter. See the prospectuses of the Funds for more information.

The eligible Portfolios of the Funds, along with their investment advisers, are listed in the following table:

                           INVESTMENT ADVISERS
FUND                       OR MANAGERS                    ELIGIBLE PORTFOLIOS                 FUND TYPE
----                       -------------------            -------------------                 ---------
Ameritas Portfolios        Ameritas Investment Corp(1)    Ameritas Index 500             Growth and Income
                                                          Ameritas Growth                Growth
                                                          Ameritas MidCap Growth         Growth
                                                          Ameritas Small
                                                          Capitalization                 Aggressive Growth
                                                          Ameritas Growth With Income    Growth and Income
Deutsche VIT               Bankers Trust Company          Small Cap Index                Growth
                                                          EAFE Equity Index Fund         Growth
Berger IPT                 Berger LLC                     Growth Fund                    Growth
                                                          Small Company Growth Fund      Aggressive Growth
CVS Social                 Calvert Asset Management       Social Small Cap Growth        Growth
Portfolios(2)              Company, Inc.(3)               Social Mid Cap Growth          Growth
                                                          Social International Equity    International
                                                          Social Balanced                Balanced
Fidelity Portfolios        Fidelity Management &          VIP High Income:
                           Research Company               Service Class                  Fixed Income
                                                          VIP Contrafund: Service
                                                          Class                          Growth
                                                          VIP Investment Grade Bond:
                                                          Initial Class                  Fixed Income
                                                          VIP Mid Cap: Service Class     Growth
Neuberger Berman           Neuberger Berman               Liquid Asset                   Money Market
AMT                        Management Inc.                Limited Maturity Bond          Fixed Income
                                                          Growth                         Growth
                                                          Partners                       Growth
                                                          Balanced                       Balanced
Strong VIF                 Strong Capital                 Mid Cap Growth Fund II         Growth
                           Management, Inc                International Stock Fund II    International
Strong Opportunity         Strong Capital                 Opportunity Fund II            Growth
Fund II, Inc.              Management, Inc.
Rydex                      PADCO Advisors II, Inc.        Nova Fund                      Aggressive Growth
                                                          Ursa Fund                      Specialty
                                                          OTC Fund                       Growth
                                                          Precious Metals Fund           Specialty
                                                          U.S. Government Bond Fund      Fixed Income

(1) Ameritas Investment Corp. ("AIC"), a registered investment adviser under the Investment Advisers Act of 1940, is an affiliate of Ameritas. AIC contracts with the following subadvisers which provide investment subadvisory services to the indicated Portfolios:

              PORTFOLIO                                 SUBADVISER
              ---------                                 ----------
Ameritas Index 500                        State Street Global Advisors
Ameritas Growth                           Fred Alger Management, Inc.
Ameritas Small Capitalization             Fred Alger Management, Inc.
Ameritas MidCap Growth                    Fred Alger Management, Inc.
                                          Massachusetts Financial Services
Ameritas Growth With Income               Company

                                      NLVA

(2) The CVS Social Portfolios invest with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

(3) Certain administrative services are provided by other Calvert entities, which are also affiliates of Ameritas.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
Ameritas reserves the right, subject to applicable law, to add, delete, combine, or substitute investments in Separate Account LLVA if, in our judgment, marketing needs, tax considerations, or investment conditions warrant. This may happen due to a change in law or a change in a Portfolio's objectives or restrictions, or for some other reason. Ameritas may operate Separate Account LLVA as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Ameritas separate accounts. Ameritas may also transfer the assets of Separate Account LLVA to another separate account. If necessary, we will notify the SEC and/or state insurance authorities and will obtain any required approvals before making these changes.

If any changes are made, Ameritas may, by appropriate endorsement, change the Policy to reflect the changes. In addition, Ameritas may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have voting rights as to Separate Account LLVA. Ameritas will determine the basis for making any new Subaccounts available to existing Owners.

You will be notified of any material change in the investment policy of any Portfolio in which you have an interest.

THE FIXED ACCOUNT

You may allocate all or a portion of your Premium Payments and make transfers to the Fixed Account. Amounts in the Fixed Account earn a fixed rate of interest guaranteed by Ameritas never to be less than 3.0%. Ameritas may, at its discretion, set a higher interest rate.

Each month Ameritas will establish the declared rate for the Policies with a Policy Date or Policy anniversary date in that month. Interest will be credited on the amounts transferred or allocated to the Fixed Account at the declared rate effective for the month of issue. The declared interest rate is guaranteed for the remainder of the Policy Year. During later Policy Years, all amounts in the Fixed Account will earn interest at the declared rate in effect in the month of the last Policy anniversary. Declared interest rates may increase or decrease from previous periods.

Amounts allocated to the Fixed Account or transferred from Separate Account LLVA to the Fixed Account are placed in the general account of Ameritas, which supports insurance and annuity obligations. The general account includes all of Ameritas' assets, except those assets segregated in the separate accounts. Ameritas has the sole discretion to invest the assets of the general account, subject to applicable law. Ameritas bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses, whereas the Owner bears the investment risk that the declared interest rate described above may fall to a lower rate after the expiration of a declared rate period.

Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 nor is the general account registered as an investment company under the Investment Company Act of 1940. Accordingly neither the general account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Act. We understand that the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account portion of the contract; however, disclosures regarding the Fixed Account portion of the contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made.

POLICY FEATURES

The Policy is a variable annuity contract issued by Ameritas. The rights and benefits of the Policy are described below and in the Policy. The Policy controls the rights and benefits you have. Ameritas reserves the right to make any modification to conform the Policy to, or to give you the benefit of, any changes in

                                      NLVA
the law. If necessary, we will provide notice of such modifications to, and receive approval from, the SEC and/or state insurance authorities. You will be notified of any material modifications to the Policy.

CONTROL OF THE POLICY
The Owner is the person or entity named as such in the application or subsequent written changes shown in our records. While an Annuitant is living, the Owner generally has the sole right to receive all benefits and exercise all rights granted by the Policy or Ameritas. The Owner may name both primary and contingent beneficiaries. Subject to the rights of any irrevocable beneficiary and any assignee of record, all rights, options, and privileges belong to the Owner, while the Annuitant is living. If the Owner and Annuitant are not the same individual and the Owner dies, the Owner's Designated Beneficiary becomes the new Owner, or the Owner's estate if there is no surviving Owner's Designated Beneficiary on death of the Owner. If the Owner/Annuitant are the same, and the Owner/Annuitant dies before the Annuity Date, the Owner's Designated Beneficiary will have no rights in the Policy unless the Owner's Designated Beneficiary is also the Annuitant's Designated Beneficiary. On the Annuity Date, Annuity Income Option payments are payable to the Annuitant(s). Once a fixed Annuity Income Option is selected, the Policy will end and Ameritas will issue a supplemental Policy to the Annuitant(s) to describe the terms of the option selected. The supplemental Policy will also name who will receive payments and when payments will be made.

POLICY PURCHASE AND PREMIUM PAYMENT
Individuals wishing to purchase a Policy should send a complete application and an initial premium to Ameritas' Home Office (5900 "O" Street, P.O. Box 81889, Lincoln, NE 68501). Your initial premium must be at least $2,000. The named Annuitant must be 85 years of age or less. Acceptance is subject to Ameritas' underwriting rules, and Ameritas reserves the right to reject any application.

If the application and initial Premium Payment can be accepted in the form received, the initial premium will be applied to purchase the Policy within two business days from the date the premium was received. The date the initial premium is applied to purchase the Policy is the Effective Date.

If an incomplete application is received, we will request the necessary information to complete the application. If after five business days from receipt of the initial premium, the application remains incomplete, we will return the initial premium unless we obtain your permission to retain the premium pending completion of the application. Once the application is complete and we have received the initial premium, the premium will be applied within two business days.

Additional Premium Payments may be made at any time prior to the Annuity Date, as long as the Annuitant is living. Additional payments must be made for at least $250, however, smaller amounts may be accepted if made by automatic bank draft or at Ameritas' discretion. Any additional premium is credited to the Accumulation Value as of the end of the Valuation Period during which it is received.

Total premiums may not exceed $1,000,000 for either a single Policy or for multiple Ameritas annuity Policies having the same Annuitant without prior approval from Ameritas.

ALLOCATION OF PREMIUM
You may allocate Net Premium to one or more of the Portfolios and to the Fixed Account. Allocated portions must be a whole number percentage. The allocations must total 100%.

On the Issue Date, the Policy's Accumulation Value will be based on the Liquid Asset Portfolio value as if the Policy had been issued and the initial Net Premium invested within two Valuation Dates of our receipt of the application and initial premium ("the two day date"). On the Effective Date, the Accumulation Value is allocated to the Liquid Asset Portfolio, unless, where available, the Owner has allocated 100% to the Fixed Account. Thirteen days after the Issue Date, the Accumulation Value of the Policy will be allocated among the Portfolios, or to the Fixed Account as selected by the Owner in the application.

Where allowed, if the Owner has allocated 100% to the Fixed Account, the Accumulation Value of the Policy is allocated to the Fixed Account on the Effective Date. In this instance, no further allocation will occur.

                                      NLVA

The Owner bears the entire investment risk for the portion of the Accumulation Value allocated to the Portfolios. This will affect the Policy's Accumulation Value, which on the Annuity Date affects the level of Annuity Payments payable. You should periodically review your allocation in light of market conditions and your financial objectives.

ACCUMULATION VALUE
On the Effective Date, the Accumulation Value of the Policy is equal to the initial premium received, less any applicable premium taxes, plus any interest credited based on the Liquid Asset Portfolio value as of the Policy Date. Thereafter, the Accumulation Value is determined on each Valuation Date by multiplying the number of Accumulation Units of each Subaccount by the current Accumulation Unit Price for that Subaccount and by adding each together with the amount in the Fixed Account. The number of Accumulation Units credited to the Policy is decreased by any annual Policy fee, any withdrawals, and, upon annuitization, any applicable premium taxes.

When a portion of the Accumulation Value is allocated to a Portfolio, a certain number of Accumulation Units are credited to your Policy. The number of Accumulation Units is determined by dividing the dollar amount allocated to the Portfolio by the Accumulation Unit Price for that Portfolio as of the end of the Valuation Period in which the allocation is made.

The Accumulation Units of each Portfolio are valued separately. The Accumulation Unit Price may vary each Valuation Period according to the net investment performance of the Portfolio, the daily charges under the Policy, and, any applicable tax charges.

Therefore, the Accumulation Value of your Policy will vary from Valuation Period to Valuation Period, reflecting the investment experience of the selected Portfolios of the Funds, the interest earned in the Fixed Account, additional Premium Payments, withdrawals and the deduction of any charges.

VALUATION DATE AND VALUATION PERIOD
A Valuation Date is each day on which the New York Stock Exchange ("NYSE") is open for trading. The net asset value for each Fund Portfolio is determined as of the close of regular trading on the NYSE. The net investment return for each Subaccount and all transactions and calculations with respect to the Policies as of any Valuation Date are determined as of that time. The transaction cut-off time for receipt by us of Premium Payments and all transactions with respect to Rydex is 1:30 p.m. Central time. Rydex requests received after the cutoff time will be executed on the following business day. A Valuation Period is the period between two successive Valuation Dates, commencing at the close of the NYSE on each Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.

TRANSFERS AMONG PORTFOLIOS AND THE FIXED ACCOUNT
You may make transfers among the Portfolios and/or the Fixed Account 15 times each Policy Year without charge. A transfer charge of $10 may be imposed for each additional transfer. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which you are invested. Each transfer must be at least $250, or the balance of the Portfolio, if less. You may make unlimited transfers from the Portfolios to the Fixed Account. During the 30 day period following the Policy anniversary date, you may also transfer from the Fixed Account to the various Portfolios amounts up to the greater of: 25% of the Accumulation Value of the Fixed Account; the amount of any transfer from the Fixed Account during the prior thirteen months; or $1,000. This provision is not available while dollar cost averaging from the Fixed Account. The minimum amount that may remain in a Portfolio or the Fixed Account after a transfer is $100. The transaction cut-off time for receipt by us of Premium Payments and all transactions with respect to Rydex is 1:30 p.m. Central time. Rydex requests received after the cutoff time will be executed on the following business day.

You may initiate transactions by telephone. Ameritas will employ reasonable procedures to confirm that telephone instructions are genuine. Our procedures for transactions initiated by telephone include, but are not limited to, requiring the Owner to provide the Policy number at the time of giving transfer instructions; tape recording of all telephone transfer instructions; and the provision, by Ameritas, of written confirmation of telephone transactions. Ameritas will effect transfers and determine all values in connection with

                                      NLVA
transfers at the end of the Valuation Period during which the transfer request is received at the Home Office.

When available, procedures for making transfers through our website can be accessed at the Internet address stated in the Ameritas Life Insurance Corp. section of this prospectus.

Transfers may be subject to additional limitations by the Funds.

SYSTEMATIC PROGRAMS
Ameritas may offer systematic programs as discussed below. We will count your transfers in these programs when determining whether the transfer fee applies. Lower minimum amounts may be allowed to transfer as part of a systematic program. All other normal transfer restrictions, as described above, may apply. There is no separate charge for participation in these programs at this time.

PORTFOLIO REBALANCING. Portfolio rebalancing is a method to maintain your original allocation proportions among Portfolios. Under this program, you can instruct Ameritas to reallocate Accumulation Value among the Portfolios, on a systematic basis, in accordance with allocation instructions you specify. The Fixed Account can not be used in this program.

DOLLAR COST AVERAGING. Under the Dollar Cost Averaging program, you can instruct Ameritas to automatically transfer, on a systematic basis, a predetermined amount or percentage you specify from the Fixed Account or the Liquid Asset Subaccount to any other Subaccount(s). Dollar cost averaging is permitted from the Fixed Account, if no more than 1/36th of the value of the Fixed Account at the time dollar cost averaging is established is transferred each month.

EARNINGS SWEEP. Permits systematic redistribution of earnings among Portfolios.

You can request participation in the available systematic programs when purchasing the Policy or at a later date. You can change the allocation percentage or discontinue any program by sending written notice or calling the Home Office. Other scheduled programs may be made available. Ameritas reserves the right to modify, suspend or terminate such programs at any time. Participation in any systematic program will automatically terminate upon death of the Annuitant (if Joint Annuitants, upon the death of the second to die). Use of systematic programs may not be advantageous, and does not guarantee success.

WITHDRAWALS AND SURRENDERS
Any time prior to the Annuity Date and while an annuitant is still living, you may make withdrawals or surrender the Policy to receive part or all of the Accumulation Value. No withdrawal or surrender may be made after the Annuity Date except as permitted under a particular Annuity Income Option, or as permitted with respect to certain Qualified Policies.

The amount available for withdrawal is the Accumulation Value at the end of the Valuation Period during which the written request for withdrawal is received, less any applicable premium taxes and in the case of a surrender, also less the annual Policy fee that would be due on the last Valuation Date of the Policy Year.

In the absence of specific direction from the Owner, amounts will be withdrawn from the Subaccounts and the Fixed Account on a pro rata basis. The minimum withdrawal amount is $250. Any withdrawal request that would reduce the Accumulation Value to less than $1,000 will be considered a request for Policy surrender.

Since the Owner assumes the investment risk with respect to amounts allocated to Separate Account LLVA, the total amount paid upon withdrawal under the Policy (taking into account any prior withdrawals) may be more or less than the total Premium Payments made. The surrender value may be paid in a lump sum to the Owner, or, if elected, all or any part may be paid out under an Annuity Income Option. (See the section on "Annuity Income Options".)

Your proceeds will be paid within seven days of receipt of written request for withdrawal or surrender, on a form approved by Ameritas, subject to postponement in certain circumstances. (See the section on "Deferment of Payment".) Payments under the Policy of any amounts derived from a premium paid by check may be delayed until the check has cleared the payor's bank.

                                      NLVA

If, at the time you make a withdrawal request, you have not provided Ameritas with a written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of the withdrawal and remit that amount to the federal government. Moreover, the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See the section on Federal Tax Matters.)

SYSTEMATIC WITHDRAWALS. A systematic withdrawal option is available. Automatic withdrawals may be taken on a monthly, quarterly, semi-annual or annual mode.

FREE LOOK PRIVILEGE
You have a period of time to examine a Policy and return it for a refund. You may cancel the Policy within 10 days after receipt of the Policy, unless state law requires a longer period of time. The refund is equal to the greater of the premiums paid or the premiums adjusted by investment gains or losses. To cancel the Policy, the Owner should return it to the selling agent, or to Ameritas at the Home Office. A refund, if the premium was paid by check, may be delayed until the check has cleared the Owner's bank.

CHARGES AND DEDUCTIONS

There is no sales load, no withdrawal charge, and no surrender charge.

Charges will be deducted periodically from the Accumulation Value of the Policy to compensate Ameritas for, among other things: (1) issuing and administering the Policy; and (2) assuming certain risks in connection with the Policy. The nature and amount of these charges are described more fully below.

No deductions are made from the Premium Payments before they are allocated to Separate Account LLVA or the Fixed Account, unless taxes are imposed by state law upon the receipt of a Premium Payment. In that case Ameritas will deduct the premium tax due when the premiums are received.

ADMINISTRATIVE CHARGES
ANNUAL POLICY FEE. An annual Policy fee of up to $40.00 (currently $25.00) is deducted from the Accumulation Value on the last Valuation Date of each Policy Year or upon a surrender. This charge reimburses Ameritas for the administrative costs of maintaining the Policy on Ameritas' system and the cost of reporting to Owners.

Ameritas does not expect to make a profit on the charges for the annual Policy fee.

TRANSFER CHARGE. Transfer charges may be levied. (See the section on Transfers Among Portfolios and the Fixed Account .)

MORTALITY AND EXPENSE RISK CHARGE
Ameritas imposes a charge as compensation for bearing certain mortality and expense ("M&E") risks under the Policies. The charge is assessed daily and is equal to an annual rate of .75% of the value of the average daily net assets of Separate Account LLVA. This charge is subtracted when determining the daily Accumulation Unit Value. Ameritas guarantees that this charge will never exceed
 .95%. If this charge is insufficient to cover assumed risks, the loss will fall on Ameritas. Conversely, if the charge proves more than sufficient, any excess will be added to Ameritas' surplus. No M&E charge is imposed on the Fixed Account.

The mortality risk borne by Ameritas, assuming the selection of one of the forms of life annuities, is to make monthly Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Policies) regardless of how long all Annuitants may live. This undertaking assures that neither an Annuitant's own longevity, nor an improvement in life expectancy greater than expected, will have any adverse affect on the monthly annuity payments the Annuitant will receive. It therefore relieves the Annuitant from the risk of outliving the funds accumulated for retirement.

In addition, Ameritas bears a mortality risk under the Policies in two important aspects. First, regardless of the Annuity Income Option selected, Ameritas guarantees the purchase rates for the Annuity Income Options available under the Policy. Second, Ameritas guarantees that the death benefit payable upon death

                                      NLVA
of the Annuitant (if Joint Annuitants, the death of the second to die) prior to the Annuity Date will be the greater of the Accumulation Value or the Premium Payments made, less withdrawals.

The expense risk undertaken by Ameritas, with respect to Separate Account LLVA, is that the deductions for administrative costs under the Policies may be insufficient to cover the actual future costs incurred by Ameritas for providing administration services.

If the annual policy fee is insufficient to cover the administration expenses, the deficiency will be met from Ameritas' general account funds, including the amount derived from the charge levied for mortality and expense risks.

TAX CHARGES
The Owner will pay premium taxes that currently range from 0% to 3.5% of the premium paid, where such taxes are imposed by the state law of the Owner's residence. States impose premium taxes either upon receipt, by the company, of a premium payment, or upon annuitization or withdrawals. Ameritas will charge and deduct premium taxes as required by state law and in accordance with any applicable company election. Applicable premium tax rates are subject to change. The Owner will be notified of any applicable premium taxes. You are responsible for informing Ameritas in writing of changes of residence.

Under present laws, Ameritas will incur state or local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant; thus, Ameritas does not currently make a charge for these other taxes. If they increase, however, Ameritas may charge for such taxes. Such charges would be deducted from the Accumulation Value.

Ameritas does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Policies. Based upon these expectations, no charge is being made currently to Separate Account LLVA for corporate federal income taxes which may be attributable to Separate Account LLVA. Ameritas will periodically review the question of a charge to Separate Account LLVA for corporate federal income taxes related to Separate Account LLVA. Such a charge may be made in future years for any federal income taxes incurred by Ameritas. This might become necessary if the tax treatment of Ameritas is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in Ameritas' tax status. In the event that Ameritas should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Policy, the Accumulation Unit Price would be correspondingly adjusted. (See the section on Federal Tax Matters.)

FUND INVESTMENT ADVISORY FEES AND EXPENSES
The value of the assets in Separate Account LLVA will reflect investment advisory fees and other expenses incurred by the Funds. Fund expenses are found in the Funds' prospectuses, and Statements of Additional Information, and the Fee Table of this prospectus.

ANNUITY PERIOD

ANNUITY DATE
The Annuity Date is the date that Annuity Payments are scheduled to begin, unless the Policy has been surrendered or the Annuitant is deceased (if Joint Annuitants, if both are deceased) and an amount has been paid as proceeds prior to that date. The Annuity Date will normally be the later of the fifth Policy anniversary date or the Policy anniversary which is nearest the Annuitant's 85th birthday (if Joint Annuitants, the younger Annuitant's 85th birthday).

However, the Owner may specify an Annuity Date at the time of purchase which may be extended up to the Policy anniversary nearest the Annuitant's 95th birthday (if Joint Annuitants, the younger Annuitant's 95th birthday). The 29th, 30th, or 31st day of any month may not be selected as the Annuity Date. Some states may require an earlier Annuity Date. Further, an earlier Annuity Date may be required by the Internal Revenue Code for Qualified Policies.

                                      NLVA

An Annuity Date may only be changed by written request during the Annuitant's lifetime. Written request to change the Annuity Date must be received at the Ameritas Home Office at least 30 days before the currently scheduled Annuity Date. The Annuity Date limits on partial or systematic withdrawals and Annuity Income Options available for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

ANNUITY INCOME OPTIONS
If the Annuitant is living on the Annuity Date and the Policy is in force, Annuity Payments will be made to the Annuitant according to the terms of the Policy and the Annuity Income Option selected.

The amounts of any Annuity Payments payable will be based on the Accumulation Value as of the Annuity Date less any premium taxes, if applicable. Thereafter, the monthly Annuity Payment will not change, except in the event you choose the Interest Payment Option, in which case the payment will vary based on the rate of interest determined by Ameritas. All or part of the Accumulation Value may be placed under one or more Annuity Income Options. If Annuity Payments are to be paid under more than one option, Ameritas must be told what part of the Accumulation Value is to be paid under each option.

The Annuity Income Options are shown below. You must choose an Annuity Income Option by written request to Ameritas at least thirty (30) days in advance of the Annuity Date. If you do not, payments will be made as a Life Annuity, or if there are Joint Annuitants, as a Joint and Last Survivor Annuity, as shown below. Subject to Ameritas' approval, the Owner (or after the death(s) of the Annuitant(s), the Annuitant's Beneficiary) may select any other Annuity Income Option Ameritas then offers. Annuity Income Options are not available to: (1) an assignee; or (2) any other than a natural person except with Ameritas' consent.

If an Annuity Income Option selected does not generate monthly payments of at least $100, Ameritas reserves the right to pay the Accumulation Value as a lump sum payment or to change the frequency. If you choose an Annuity Income Option which depends on the continuation of life of the Annuitant, proof of birth date may be required before Annuity Payments begin. For Annuity Income Options involving life income, the actual age of the Annuitant or joint Annuitant will affect the amount of each payment. Since payments to older Annuitants are expected to be fewer in number, the amount of each Annuity Payment may be greater. For Annuity Income Options that do not involve life income, the length of the payment period may affect the amount of each payment: the shorter the period, the greater the amount of each Annuity Payment.

The following Annuity Income Options are currently available:

INTEREST PAYMENT. Ameritas will hold any amount applied under this option and pay or credit interest on the unpaid balance each month at a rate determined by Ameritas.

DESIGNATED AMOUNT ANNUITY. Monthly Annuity Payments will be for a fixed amount. Payments continue until the amount Ameritas holds runs out.

DESIGNATED PERIOD ANNUITY. Monthly Annuity Payments are paid for a period certain, as the Owner elects, up to 20 years.

LIFE ANNUITY. Monthly Annuity Payments are paid for the life of an Annuitant, ceasing with the last Annuity Payment due prior to his or her death. Variations provide for guaranteed payments for a period of time.

JOINT AND LAST SURVIVOR ANNUITY. Monthly Annuity Payments are paid based on the lives of the two Annuitants and thereafter on the life of the survivor, ceasing with the last Annuity Payment due prior to the survivor's death.

The rate of interest payable under the Interest Payment, Designated Amount Annuity or Designated Period Annuity options will be guaranteed to be no less than 3% compounded yearly. Payments under the Life Annuity and Joint and Last Survivor Annuity options will be based on the 1983 Table "a" Individual Annuity Table, projected for seventeen years, at 32 1/2% interest. Ameritas may, at any time of election of an Annuity Income Option, offer more favorable rates in lieu of the guaranteed rates specified in the

                                      NLVA

Annuity Tables. These rates may be based on Annuity Tables which distinguish between males and females.

Under current administrative practice, Ameritas allows the beneficiary to transfer amounts applied under the Interest Payment, Designated Amount Annuity, and Designated Period Annuity options to either the Life Annuity or Joint and Last Survivor Annuity option after the Annuity Date. However, there is no guarantee that Ameritas will continue this practice which can be changed at any time at Ameritas' discretion. The rules applicable to Qualified Policies may permit systematic or partial withdrawals to continue after the Annuity Date (as defined for those Policies) with a later election of a permissible Annuity Income Option.

FEDERAL TAX MATTERS

INTRODUCTION
The following discussion is general in nature and is not intended as tax advice. It is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a contract. If you are concerned about any of the tax implications discussed, you should consult a competent tax adviser before purchasing a Policy. This discussion is based upon Ameritas' understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws, other than premium taxes. (See the section on Tax Charges.)

TAXATION OF ANNUITIES IN GENERAL
NONQUALIFIED POLICIES. The following discussion assumes that the Policy will qualify as an annuity policy for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Internal Revenue Code (the Code) governs taxation of annuities. In general, the owner is not taxed on increases in the value of a policy until some form of distribution is made under the policy. The exception to this rule is the treatment afforded to owners that are not natural persons. Generally, an owner that is not a natural person must include in income any increase in excess of the owner's cash value over the owner's "investment in the policy" during the taxable year, even if no distribution occurs. There are, however, exceptions to this rule which you may wish to discuss with your tax counsel. The following discussion applies to Policies owned by natural persons.

The taxable portion of a distribution (in the form of an annuity or lump sum payment) is taxed as ordinary income, subject to any income averaging rules applicable to taxpayers generally. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the accumulation value generally will be treated as a distribution. A transfer of ownership of the policy without full and adequate consideration will also be treated as a distribution under the Internal Revenue Code, unless the transfer falls within an exception for transfers between spouses. Generally, in the case of a withdrawal under a nonqualified policy, amounts received which are allocable to "investment in the policy" made after August 13, 1982 are first treated as taxable income to the extent that the accumulation value immediately before the withdrawal exceeds the "investment in the policy" at that time. Any additional amount is not taxable. If a withdrawal is allocable to "investment in the policy" made prior to August 14, 1982, it is taxed under the "cost recovery rule" so that withdrawals are treated as a recovery of "investment in the policy" until such investment has been fully recovered. Thereafter, withdrawals are fully taxable as ordinary income. Where a policy contains "investment in the policy" both before and after the above referenced dates, special ordering rules apply.

Tax treatment of amounts received as an annuity under the Policy, is different from taxation of distributions or withdrawals that are not in annuity form. Although the tax consequences may vary depending on the annuity income option elected under the policy, in general, only the portion of an annuity payment that represents the amount of the Payment which exceeds the payment's proportionate share of "investment in the policy" will be taxed. For fixed annuity payments, in general, there is no tax on the amount of each payment which represents the same ratio that the "investment in the policy" bears

                                      NLVA
to the total expected value of the annuity payment for the term of the payment; however, the remainder of each annuity payment is taxable. Any distribution received subsequent to the investment in the policy being recovered will be fully taxable.

In the case of a distribution from a nonqualified policy a federal penalty tax may be imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the owner is actual age 59 1/2, (2) made on or after the death of the owner, (3) attributable to the taxpayer's becoming disabled within the meaning of Internal Revenue Code Section 72(m)(7), (4) received in substantially equal payments (not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary, subject to Internal Revenue Service requirements, including special "recapture" rules, or (5) which are allocable to "investment in the policy" made prior to August 14, 1982.

Distributions from non-qualified annuity policies are generally subject to federal income tax. Ameritas will withhold taxes as required by the Code from the distributions unless the taxpayer requests otherwise. Withholding cannot be waived if the distribution is subject to mandatory back-up withholding (if no mandatory taxpayer identification number is given or if Ameritas is notified that mandatory back-up holding is required). Mandatory back-up withholding rates are 31% of income that is distributed. Distributions to non-resident aliens may be subject to mandatory withholding at 30% of the income distributed.

QUALIFIED POLICIES. Qualified policies are used by individuals in connection with retirement plans which are intended to qualify as plans that receive special income tax treatment under Sections 401, 403(a), 408 or 457 of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the contributions, on the accumulation value, on annuity payments and on the economic benefit to the owner, the annuitant or the beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on Ameritas' tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy in connection with a tax qualified plan in order to receive favorable tax treatment. With respect to qualified policies an endorsement of the policy and/or limitations or penalties imposed by the Code may impose limits on premiums, withdrawals, distributions or benefits, or on other provisions of the policies. Therefore, purchasers of qualified policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements and the tax treatment of the rights and benefits of a Policy. Section 403(b)(11) of the Code requires that no distribution attributable to salary deferred contributions may be made from a plan under Section 403(b) except after age 59 1/2, separation from service, death or disability, or in the case of hardship, except in a tax free exchange to another qualified contract. The following discussion assumes that qualified policies are purchased in connection with retirement plans that qualify for the special federal income tax treatment described above.

The rules governing the tax treatment of distributions under qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Generally, in the case of a distribution to a participant or beneficiary under a policy purchased in connection with these plans, only the portion of the payment in excess of the "investment in the policy" allocated to that payment is subject to tax. The "investment in the policy" equals the portion of plan contributions invested in the policy that was not excluded from the participant's gross income (reduced by any amounts previously received under the policy which were excluded from gross income), and may be zero. In general, for allowed withdrawals prior to the annuity starting date from qualified policies other than Roth IRAs, a ratable portion of the amount received is taxable, based on the ratio of the "investment in the policy" to the total Policy value. The amount excluded from a taxpayer's income will be limited to an aggregate cap equal to the "investment in the policy." The taxable portion of annuity payments with annuity starting dates on or before November 18, 1996 is generally determined under rules similar to those applicable to annuity distributions from nonqualified policies. However, for annuity payments with annuity starting dates after November 18, 1996, annuitants must use a simplified method for determining the tax-free portion of annuity payments by dividing "investments in the policy" by the number of annuity payments set by tables in the Internal Revenue Code based on the age of the primary annuitant. This method does not apply if the annuitant is over age 75 and there are 5 or more years of guaranteed payments. Also, for annuity payments based on

                                      NLVA
the lives of more than one individual and that have annuity starting dates after December 31, 1997, annuitants must use the simplified method based on the combined ages of both individuals when calculating the excludable portion of annuities based on the separate tables set forth in the Code for that purpose. In the case of an annuity that does not depend in whole or in part on the life expectancy of one or more individuals, the expected number of payments is the number of monthly annuity payments under the policy. Special favorable tax treatment may be available for certain distributions (including lump sum distributions from plans other than IRAs made in tax years beginning before January 1, 2000). Adverse tax consequences may result from excess contributions, distributions made prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in certain other circumstances.

Roth IRA contributions are not deductible and may be limited or unavailable depending on your adjusted gross income. Withdrawals of earnings from Roth IRAs may be tax free if certain requirements are met. If withdrawals do not meet those requirements, they will be considered to be made first from contributions then from "conversion" amounts (on a first-in, first-out basis) and then from earnings. The earnings will be subject to income tax and an additional 10% penalty tax may apply to distributions made prior to age 59 1/2. Conversions from existing IRAs to Roth IRAs are permitted if certain requirements are met, however, converted amounts not previously taxed will be subject to income tax in the year of conversion (for 1998 only, taxpayers can elect to include the full taxable conversion amount in income for 1998 or to have the tax spread over 4 years on a pro rata basis, beginning in 1998). Conversion amounts will not generally be subject to the 10% penalty tax that applies to premature distributions, unless a distribution of the conversion amount from the Roth IRA occurs within the 5 taxable year period beginning with the year of conversion. Also, income inclusion may be accelerated if a distribution is made of 1998 conversion amounts which are subject to the 4 year spread rule.

Distributions from qualified plans are subject to specific tax withholding rules. "Eligible rollover distributions" from a qualified plan (other than IRAs of any type and Section 457 plans) are subject to income tax withholding at a rate of 20% unless the Owner elects to have the distribution paid directly by Ameritas to an eligible retirement plan (another plan of the same type or a rollover IRA) in a direct rollover. If the distribution is not an "eligible rollover distribution," it is generally subject to the same withholding rules as distributions from nonqualified policies. However, Section 457 nonqualified deferred compensation plan distributions are generally subject to withholding as wages and are not eligible for rollover to an IRA.

GENERAL PROVISIONS

ANNUITANT'S BENEFICIARY
The Annuitant's Beneficiary(ies) receives the death benefit proceeds upon death of the Annuitant (if Joint Annuitants, the death of the second to die). The Owner may name both primary and contingent Annuitant's Beneficiaries. The Annuitant's Beneficiary(ies) is named in the application or as later changed and recorded in Ameritas' records.

Multiple beneficiaries may be named; however, unless otherwise indicated, payments are made equally to those primary beneficiaries who are alive upon the death of the Annuitant. Contingent beneficiaries are only eligible if no primary beneficiary is alive at the time proceeds are payable. If none survive, the final beneficiary will be the Owner or the Owner's estate.

The Owner may change the Annuitant's Beneficiary by written request on a Change of Beneficiary form at any time during the Annuitant's lifetime unless otherwise provided in the previous designation of Beneficiary. Ameritas, at its option, may require that the Policy be returned to the Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at the Home Office. Ameritas will not be liable for any payment made or action taken before the change is recorded. No limit is placed on the number of changes that may be made.

DEATH OF ANNUITANT
If the last surviving Annuitant dies prior to the Annuity Date, an amount will be paid as proceeds to the Annuitant's Beneficiary. The death benefit is payable upon receipt of Satisfactory Proof of Death of the

                                      NLVA

Annuitant as well as proof that the Annuitant died prior to the Annuity Date. Ameritas guarantees the Death Benefit will equal the greater of the Accumulation Value or total premiums paid less withdrawals, on the date Satisfactory Proof of Death is received by Ameritas at its Home Office. The death benefit is payable as a lump sum or under one of the Annuity Income Options.

The Owner may elect an Annuity Income Option for the Annuitant's Beneficiary, or if no such election was made by the Owner and a cash benefit has not been paid, the Annuitant's Beneficiary may make this election after the Annuitant's Death.

Since Satisfactory Proof of Death includes a "Claimant's Statement", which specifies how the beneficiary wishes to receive the benefit (unless the Owner previously selected an Annuity Income Option), the amount of the death benefit will continue to reflect the investment performance of Separate Account LLVA until that information is supplied to Ameritas. The death benefit will be paid to the Annuitant's Beneficiary within seven days of when it become payable, or as soon thereafter as Ameritas has sufficient information about the Annuitant's Beneficiary to make the payment. In order to take advantage of the favorable tax treatment accorded to receiving the death benefit as an annuity, the Annuitant's Beneficiary must elect to receive the benefits under an Annuity Income Option within 60 days "after the day on which such lump sum became payable," as defined in the Internal Revenue Code.

DEATH OF OWNER
If the Owner dies on or after the Annuity Date, annuity benefits continue to be paid to the Annuitant under the Annuity Income Option in effect on the Owner's date of death.

If the Owner dies before the Annuity Date and before the entire interest in the Policy is distributed, the Accumulation Value of the Policy must be distributed to the Owner's Designated Beneficiary so that the Policy qualifies as an annuity under the Internal Revenue Code. Generally, the entire interest must be distributed within five years of the Owner's death. However, a distribution period exceeding five years will be allowed if the Owner's Designated Beneficiary purchases an immediate annuity under which payments will begin within one year of the Owner's death and will be paid out over the lifetime of the Owner's Designated Beneficiary or over a period not extending beyond his or her life expectancy.

If the Owner's interest is payable to (or for the benefit of) the surviving spouse of the Owner, the Policy generally may be continued with the surviving spouse treated as the Owner for purposes of applying the rules described above. This exception will not apply if the Owner is also the Annuitant and someone other than the surviving spouse is named as the Annuitant's Beneficiary.

Finally, in situations where the Owner is not an individual, these distribution rules are applicable upon the death or change of the Annuitant(s).

DEFERMENT OF PAYMENT
Payment of any withdrawal, surrender or lump sum death benefit due from Separate Account LLVA will occur within seven days from the date the amount becomes payable, except that Ameritas may be permitted to defer such payment if:

a) the New York Stock Exchange is closed other than customary weekends or holidays or trading on the New York Stock Exchange is otherwise restricted; or

b) the SEC permits the delay for the protection of Owners; or

c) an emergency exists as determined by the SEC.

In addition, surrenders or withdrawals from the Fixed Account may be deferred by Ameritas for up to 6 months from the date of written request.

CONTESTABILITY
Ameritas cannot contest the validity of this Policy after the Policy Date, subject to the "Misstatement of Age or Sex" provision.

                                      NLVA

MISSTATEMENT OF AGE OR SEX
Ameritas may require proof of age and sex before making Annuity Payments. If the age or sex of the Annuitant has been misstated, we will adjust the benefits and amounts payable under this Policy.

If Ameritas made any overpayments, interest at the rate of 6% per year compounded yearly will be charged against future payments. If we made underpayments, the balance due plus interest at the rate of 6% per year compounded yearly will be paid in a lump sum.

REPORTS AND RECORDS
Ameritas will maintain all records relating to Separate Account LLVA and will mail the Owner, at the last known address of record, within 30 days after each Policy anniversary, an annual report which shows the current Accumulation Value as allocated among the Subaccounts or the Fixed Account, and charges made during the Policy Year. Quarterly reports are also currently provided but except for the annual report, Ameritas reserves the right to charge a report fee for each requested report. The Owner will also be sent confirmations of transactions, such as Premium Payments, transfers and withdrawals under the Policy. Quarterly statements are also mailed detailing Policy activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plan (such as a dollar cost averaging program, or payment made by automatic bank draft or salary reduction arrangement), the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to Ameritas immediately to assure proper crediting to the Policy. Ameritas will assume all transactions are accurately reported on quarterly statements unless Ameritas is otherwise notified within 30 days after receipt of the statement. A periodic report for the Fund and a list of the securities held in each Portfolio of the Fund and any other information required by the 1940 Act will also be provided.

DISTRIBUTION OF THE POLICIES

Ameritas Investment Corp. ("AIC"), located at 5900 "O" Street, Lincoln, Nebraska 68510, will act as the principal underwriter of the Policies, pursuant to an Underwriting Agreement it has with Ameritas. AIC is a wholly owned subsidiary of AMAL Corporation, and an affiliate of Ameritas. AIC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. There is no premium load to cover sales and distribution expenses. All compensation or expense reimbursement received by AIC for serving as the principal underwriter of the Policies will be paid by Ameritas from its other assets or surplus in its general account, which may include profits derived from amounts derived from mortality and expense risk charges and other charges made under the Policies. Policies can be purchased directly from Ameritas through its direct consumer services, with salaried employees who are registered representatives of AIC and who will not receive compensation related to the purchase. The Policies are also sold by individuals who are registered representatives of AIC, or other registered broker-dealers. In these situations, AIC or the other broker-dealers may receive compensation. AIC will be paid by Ameritas at a rate of .05% of all premium received. Other broker-dealers will receive from Ameritas up to .5% of premium, and an asset based administrative compensation of .10% (annualized), which fee shall be paid by Ameritas.

The gross variable annuity compensation received by AIC on Ameritas' variable annuity policies was $14,034 for 1999, $10,129 for 1998, and $4,677 for 1997.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Ameritas holds the assets of Separate Account LLVA. The assets are held separate and apart from general account assets. Ameritas maintains records of all purchases and redemptions of the Funds' shares by each of the Subaccounts.

THIRD PARTY SERVICES

Ameritas is aware that certain third parties are offering money management services in connection with the contracts. Ameritas does not engage any such third parties to offer such services of any type. In certain cases, Ameritas has agreed to honor transfer instructions from such services where it has received powers

                                      NLVA
of attorney, in a form acceptable to it, from the contract Owners participating in the service. Firms or persons offering such services do so independently from any agency relationship they may have with Ameritas for the sale of contracts. Ameritas takes no responsibility for the investment allocations and transfers transacted on a contract Owner's behalf by such third parties or any investment allocation recommendations made by such parties. Contract Owners should be aware that fees paid for such services are separate and in addition to fees paid under the contracts.

VOTING RIGHTS

To the extent required by law, Ameritas will vote the Portfolio shares held in Separate Account LLVA at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccount. The 1940 Act currently requires shareholder voting on matters such as the election of the Board of Trustees of the Funds, the approval of the investment advisory contract, changes in the fundamental investment policies of the Funds, and approval of the independent accountants. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, Ameritas determines that it is allowed to vote the Portfolio shares in its own right, Ameritas may elect to do so.

Prior to the Annuity Date, the Owner holds a voting interest in each Subaccount to which the Accumulation Value is allocated. The number of votes available to an Owner will be calculated separately for each Subaccount of Separate Account LLVA. The number of votes available to an Owner will be determined by dividing the Accumulation Value attributable to a Subaccount by the net asset value per share of the applicable Portfolio. In determining the number of votes, fractional shares will be recognized.

The number of votes will be determined as of the record date established by the Portfolio. Voting instructions will be solicited by written communication prior to the shareholder meeting in accordance with procedures established by the Funds.

Shares of Funds as to which no timely instructions are received, or shares held by Ameritas as to which Owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Policies participating in that Subaccount.

Each person having a voting interest in a Subaccount will receive proxy material, reports and other materials relating to the appropriate Portfolio.

On and after the Annuity Date, there are no voting rights because amounts are no longer held in Separate Account LLVA.

LEGAL PROCEEDINGS

There are no legal proceedings to which Separate Account LLVA is a party or to which the assets of Separate Account LLVA are subject. Ameritas is not involved in any litigation that is of material importance in relation to its ability to meet its obligations under the Policies, or that relates to Separate Account LLVA. AIC is not involved in any litigation that is of material importance in relation to its ability to perform under its underwriting agreement.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available that contains more details concerning the subjects discussed in this Prospectus. This can be obtained by writing to the address on the front page or by calling 1-800-255-9678.

                                      NLVA

The following is a Table of Contents for that Statement:

GENERAL INFORMATION AND HISTORY.............................      2
THE POLICY..................................................      2
GENERAL MATTERS.............................................      7
FEDERAL TAX MATTERS.........................................      8
DISTRIBUTION OF THE POLICY..................................      9
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................     10
STATE REGULATION............................................     10
LEGAL MATTERS...............................................     10
EXPERTS.....................................................     10
OTHER INFORMATION...........................................     10
FINANCIAL STATEMENTS........................................     10

                                      NLVA

APPENDIX A

                             QUALIFIED DISCLOSURES

                          * Information Statement For:
  408(b) IRA Plans
  408(k) SEP IRA Plans
  408(p) SIMPLE IRA Plans
  408A Roth IRA Plans
                          * Information Statement For:
  401(a) Pension/Profit Sharing Plans

If this annuity is being purchased as a qualified plan as defined under specified sections of the Internal Revenue Code, as purchaser (owner) or fiduciary of an Employee Benefit Plan purchasing the annuity, you should carefully review the Information Statement for your specific plan.

Depending on the type of plan, we are required to provide this disclosure to you to meet the requirements of the Internal Revenue Service (IRS) and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Acknowledgment of your receipt of the required disclosure is included within the application language above your signature.

                               TABLE OF CONTENTS

Information Statement
     408(b) Individual Retirement Annuity (IRA) Plans
     408(k) Simplified Employee Pension (SEP IRA) Plans
     408(p) Savings Incentive Match (SIMPLE IRA) Plans
     408A Roth IRA.....................................   QD-1
Information Statement
     401(a) Pension/Profit Sharing Plans...............  QD-11

                                              AMERITAS LIFE INSURANCE CORP. LOGO

                            INFORMATION STATEMENT

                            408(B) INDIVIDUAL RETIREMENT ANNUITY (IRA) PLANS 408(K) SIMPLIFIED EMPLOYEE PENSION (SEP IRA) PLANS 408(P) SAVINGS INCENTIVE MATCH (SIMPLE IRA) PLANS 408A ROTH IRA
[AMERITAS LIFE INSURANCE CORP. LOGO]
--------------------------------------------------------------------------------

For purchasers of a 408(b) Individual Retirement Annuity (IRA)Plan, 408(k) Simplified Employee Pension (SEP IRA) Plan, 408(p) Savings Incentive Match (SIMPLE IRA) Plan or 408A Roth IRA, please review the following:

PART 1. PROCEDURE FOR REVOKING THE IRA PLAN:

After you establish an IRA Plan with Ameritas Life Insurance Corp. (Ameritas), you are able to revoke your IRA within a limited time and receive a full refund of the initial premium paid, if any. The period for revocation will not be less than the legal minimum of seven (7) days following the date your IRA is established with Ameritas.

To revoke your IRA, you should send a signed and dated written notice to:
Ameritas Life Insurance Corp., Policyholder Service Department, P.O. Box 81889, Lincoln, NE 68501.

If your IRA contract was delivered to you, the contract should accompany your notice of revocation. Your notice of revocation will be considered mailed on the date of the postmark (or certification or registration, if applicable), if sent by United States mail, properly addressed and by first class postage prepaid.

To obtain further information about the revocation procedure, contact your Ameritas Representative or call 1-800-745-6665.

PART II. PROVISIONS OF THE IRA LAW:

Ameritas' NO LOAD VARIABLE ANNUITY (Form 4080), can be used for a Regular IRA, a Rollover IRA, a Spousal IRA Arrangement, a Simplified Employee Pension Plan (SEP
IRA), or a salary reduction Simplified Employee Pension Plan (SARSEP), a SIMPLE IRA or a Roth IRA. A separate policy must be purchased for each individual under each plan. State income tax treatment of IRAs varies, so this disclosure only discusses the federal tax treatment of IRAs. Please discuss state income tax treatment of an IRA with your tax advisor.

While provisions of the IRA law are similar for all such plans, the major differences are set forth under the appropriate topics below.

A. ELIGIBILITY:

  REGULAR IRA PLAN: Any individual under age 70 1/2 and earning income from personal services, is eligible to establish an IRA Plan, although deductibility of the contributions is determined by adjusted gross income ("AGI") and whether the individual(or the individual's spouse) is an "active participant" in an employer sponsored retirement plan.

  ROLLOVER IRA: This is an IRA plan purchased with your distributions from another IRA (including a SEP IRA, SARSEP or SIMPLE IRA), a Section 401(a) Qualified Retirement Plan, or a Section 403(b) Tax Sheltered Annuity (TSA).

  Amounts transferred as Rollover Contributions are not taxable in the year of distribution (provided the rules for Rollover treatment are satisfied) and may or may not be subject to withholding. Rollover Contributions are not deductible.

  SPOUSAL IRA ARRANGEMENT: A Spousal IRA, consisting of a separate contract for each spouse, may be set up provided a joint return is filed, the "nonworking spouse" has less taxable compensation, if any, for the tax year than the working spouse, and is under age 70 1/2 at the end of the tax year.

  Divorced spouses can continue a spousal IRA or start a Regular IRA based on the standard IRA eligibility rules. All taxable alimony received by the divorced spouse under a decree of divorce or separate maintenance is treated as compensation for purposes of the IRA deduction limit.

  ROTH IRAS: A Roth IRA must be designated as such when it is established. Eligibility to contribute to a Roth IRA (Regular, Spousal or Conversion) is subject to income and other limits. Unlike Regular IRAs, if eligible, you may contribute to a Roth IRA even AFTER AGE 70 1/2.

   1. A REGULAR ROTH IRA is a Roth IRA established to receive annual contributions and/or qualified rollover contributions from other Roth IRAs or from other IRAs if permitted by the policy and endorsement.

   2. A CONVERSION ROTH IRA is a Roth IRA established to receive rollovers or conversions from non-Roth IRAs and is limited to such contributions.

     Roth IRAs are available beginning in 1998. Unlike Regular IRAs, contributions to a Roth IRA are not deductible for tax purposes. However, any gain accumulated in a Roth IRA may be nontaxable, depending upon how and when withdrawals are made.

   3. SPOUSAL ROTH IRA ARRANGEMENT: Beginning in 1998, a Spousal Roth IRA may be set up for a "non-working" spouse who has less taxable compensation, if any, for the tax year than the "working" spouse, regardless of age, provided the spouses file a joint tax return and subject to the adjusted gross income ("AGI") limits described in PART II, MAXIMUM
      CONTRIBUTIONS -- SPOUSAL ROTH IRA ARRANGEMENT. Divorced spouses can continue a Spousal Roth IRA or start a Regular Roth IRA based on standard Roth IRA eligibility rules. Taxable alimony received by the divorced spouse under a decree of divorce or separate maintenance is treated as compensation for purposes of Roth IRA eligibility limits.

                                     QD- 1
                              IRS/SEP/SIMPLE/ROTH
                        NO LOAD VARIABLE ANNUITY 2/2000

     SIMPLIFIED EMPLOYEE PENSION PLAN (SEP IRA): An employee is eligible to participate in a SEP IRA Plan based on eligibility requirements set forth in form 5305-SEP or other plan document provided by the employer.

     SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SARSEP): An employee is eligible to participate in a SARSEP plan based on eligibility requirements set forth in form 5305A-SEP or the plan document provided by the employer. New SARSEP plans may not be established after December 31, 1996. SARSEPs established prior to January 1, 1997, may continue to receive contributions after 1996, and new employees hired after 1996 are also permitted to participate in such plans.

     SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES OF SMALL EMPLOYERS (SIMPLE
     IRA): An employee is eligible to participate in a SIMPLE IRA Plan based on eligibility requirements set forth in Form 5304-SIMPLE or other plan document provided by the employer. A SIMPLE IRA must be established as such, thus some policies may not be available for use with a SIMPLE IRA Plan.

B. NONTRANSFERABILITY: You may not transfer, assign or sell your IRA Plan (including a SIMPLE IRA, SEP IRA, SARSEP or Roth IRA) to anyone (except in the case of transfer incident to divorce).

C. NONFORFEITABILITY: The value of your IRA Plan (all types included) belongs to you at all times, without risk of forfeiture.

D. PREMIUM: The annual premium (if applicable) of your IRA Plan or Roth IRA may not exceed the lesser of $2,000, or 100% of compensation for the year (or for Spousal IRAs, or Spousal Roth IRAs, the combined compensation of the spouses reduced by any Roth IRA or deductible IRA contribution made by the "working" spouse). Any premium in excess of or in addition to $2,000 will be permitted only as a "Rollover Contribution" (or "Conversion" contribution to a Roth
   IRA). Your contribution must be made in cash. For IRAs established under SEP Plans (SEP IRAs), premiums are limited to the lesser of $30,000 or 15% of the first $150,000 of compensation (adjusted for cost of living increases). In addition, if the IRA is under a SARSEP Plan established prior to January 1, 1997, annual premiums made by salary reduction are limited to $7,000 (adjusted for cost of living increases). Premiums under a SIMPLE IRA are limited to permissible levels of annual employee elective contributions (up to $6,000 adjusted for cost of living increases) plus the applicable percentage of employer matching contributions (up to 3% of compensation but not in excess of $6,000, as adjusted) or of employer non-elective contributions (2% of compensation (subject to the cap under Code Section 401(a)(17) as indexed) for each eligible employee).

E. MAXIMUM CONTRIBUTIONS:

  REGULAR IRA PLAN: In any year that your annuity is maintained under the rules for a Regular IRA Plan, your maximum contribution is limited to 100% of your compensation or $2,000, whichever is less. Further, this is the maximum amount you may contribute to all IRAs in a year (including Roth IRAs, but not Education IRAs or employer contributions or salary deferrals made to SEP or SIMPLE IRAs). The amount of permissible contributions to your Regular IRA may or may not be deductible. Whether IRA contributions (other than Rollovers) are deductible depends on whether you (or your spouse, if married) are an active participant in an employer-sponsored retirement plan and whether your adjusted gross income ("AGI") is above the "phase-out level." Beginning for tax years after 1997, you will only be deemed to be an active participant and your deductions for contributions subject to phase-out because of your spouse's participation in an employer-sponsored retirement plan, if your combined adjusted gross income exceeds $150,000. SEE PART III. C., DEDUCTIBLE IRA CONTRIBUTIONS.

  ROLLOVER IRA: A Plan to Plan Rollover is a method for accomplishing continued tax deferral on otherwise taxable distributions from certain plans. Rollover contributions are not subject to the contribution limits on Regular IRA contributions, but also are not tax deductible.

  There are two ways to make a rollover to an IRA:

   (1) PARTICIPANT ROLLOVERS are available to participants, surviving spouses or former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans, TSAs or IRAs (including SEPs, SARSEPs, and SIMPLE IRAs). Participant Rollovers are accomplished by contributing part or all of the eligible amounts (which includes amounts withheld for federal income tax purposes) to your new IRA within 60 days following receipt of the distribution. IRA to IRA Rollovers are limited to one per distributing plan per 12 month period, while direct IRA to IRA transfers (where you do not directly receive a distribution) are not subject to this limitation. Distributions from a SIMPLE IRA may not be rolled over or transferred to an IRA (which isn't a SIMPLE IRA) during the 2 year period following the date you first participate in any SIMPLE Plan maintained by your employer.

   (2) DIRECT ROLLOVERS are available to participants, surviving spouses and former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans or TSAs. Direct Rollovers are made by instructing the plan trustee, custodian or issuer to pay the eligible portion of your distribution directly to the trustee, custodian or issuer of the receiving IRA. Direct Rollover amounts are not subject to mandatory federal income tax withholding.

FOR RULES APPLICABLE TO ROLLOVERS OR TRANSFERS TO ROTH IRAS, SEE THE PARAGRAPHS ON REGULAR AND CONVERSION ROTH IRAS, BELOW.

Certain distributions are not considered to be eligible for Rollover and include: (1) distributions which are part of a series of substantially equal periodic payments (made at least annually) for 10 years or more; (2) distributions attributable to after-tax employee contributions to a 401(a) Qualified Retirement Plan or TSA; (3) required minimum distributions made during or after the year you reach age 70 1/2 or, if later and applicable, the year in which you retire; and (4) amounts in excess of the cash (except for certain loan offset amounts) or in excess of the proceeds from the sale of property distributed. Also, under the Internal Revenue Service Restructuring and Reform Act of 1998 (IRSRRA'98), hardship distributions made from 401(k) or 403(b) plans on or after January 1, 1999, are no longer considered eligible rollover distributions except as otherwise permitted by the Internal Revenue Service. The Service announced transition relief from this rule for 1999.

At the time of a Rollover, you must irrevocably designate in writing that the transfer is to be treated as a Rollover Contribution. Eligible amounts which are not rolled over are normally taxed as ordinary income in the year of distribution. If a Rollover Contribution is made to an IRA from a Qualified Retirement Plan, you may later be able to roll the value of the IRA into a new employer's plan PROVIDED YOU MAKE NO CONTRIBUTIONS TO

                                     QD- 2
                              IRS/SEP/SIMPLE/ROTH
                        NO LOAD VARIABLE ANNUITY 2/2000

THE IRA OTHER THAN FROM THE FIRST EMPLOYER'S PLAN. THIS IS KNOWN AS "CONDUIT IRA," AND YOU SHOULD DESIGNATE YOUR ANNUITY AS SUCH WHEN YOU COMPLETE YOUR APPLICATION.

SPOUSAL IRA ARRANGEMENT: In any year that your annuity is maintained under the rules for a Spousal IRA, the maximum combined contribution to the Spousal IRA and the "working" spouse's IRA for tax years after 1996, is the lesser of 100% of the combined compensation of both spouses which is includable in gross income (reduced by the amount of any contributions to a Roth IRA or the amount allowed as a deduction to the "working" spouse for contribution to his or her own IRA) or $4,000. No more than $2,000 may be contributed to either spouse's IRA. Whether the contribution is deductible or non-deductible depends on whether either spouse is an "active participant" in an employer-sponsored retirement plan for the year, and whether the adjusted gross income of the couple is above the applicable phase-out level. (SEE PART III. C., DEDUCTIBLE IRA CONTRIBUTIONS).

The contribution limit for divorced spouses is the lesser of $2,000 or the total of the taxpayer's taxable compensation and alimony received for the year. (Married individuals who live apart for the entire year and who file separate tax returns are treated as if they are single when determining the maximum deductible contribution limits).

REGULAR ROTH IRA: The maximum total annual contribution an individual can make to all IRAs (including Roth IRAs, but not Education, SARSEP or SIMPLE IRAs) is the lesser of $2,000 or 100% of compensation. (This limit does not apply to rollover contributions). If an individual contributes to both a Regular IRA and Roth IRA for the same tax year, contributions are treated as first made to the Regular IRA. For Regular Roth IRAs (which are available beginning in the 1998 tax year) this $2,000 limitation is phased out for adjusted gross incomes between $150,000 and $160,000 for joint filers; between $95,000 and $110,000 for single taxpayers; and between $0 and $10,000 for married individuals who file separate tax returns. AGI for this purpose includes any deductible contribution to a Regular IRA, (i.e., the deduction is disregarded) but does not include any amount included in income as a result of a rollover or conversion from a non-Roth IRA to a Roth IRA.

Rollovers and transfers may also be made from one Roth IRA to another. Such rollovers or transfers are generally subject to the same timing and frequency rules as apply to Participant Rollovers and transfers from one Regular or Rollover IRA to another. (SEE PART II, MAXIMUM CONTRIBUTIONS: ROLLOVER IRA, ABOVE).

Also, beginning in the 1998 tax year, rollovers or conversions may be made from non-Roth IRAs to a Roth IRA. These contributions can be commingled with regular Roth contributions if your policy permits. To be eligible to make such a conversion or rollover from a non-Roth IRA, the taxpayer's adjusted gross income ("AGI") for the taxable year cannot exceed $100,000 (joint or individual) and he or she must not be married filing a separate tax return (unless the taxpayer lives apart from his of her spouse at all times during the year). A rollover from a non-Roth IRA to a Roth IRA does not count toward the limit of one rollover per IRA in any 12-month period under the normal IRA rollover rules. Also, eligible rollover distributions received by you or your spouse from a qualified plan other than an IRA, may not be directly rolled over to a Roth IRA. However, you may be able to roll such a distribution over to a non-Roth IRA, then convert that IRA to a Roth IRA. Also if you are eligible to make a conversion, you may transfer amounts from most non-Roth IRAs (other than Education IRAs). Conversion of an individual's SIMPLE IRA is only permitted after expiration of the 2-year period which begins on the date the individual first participated in any SIMPLE IRA Plan of the employer. Once an amount in a SIMPLE IRA or SEP has been converted to a Roth IRA, it is treated as a Roth IRA contribution for all purposes. Future contributions under the SEP or SIMPLE Plan may not be made to the Roth IRA. AGI for the purpose of determining eligibility to convert to a Roth IRA does not include any amount included in income as a result of a rollover or conversion from a non-Roth IRA to a Roth IRA, but does include the amount of any deductible contribution made to a Regular IRA for the tax year. In addition, for tax years beginning before January 1, 2005, required minimum distributions from an IRA are included in AGI for purposes of determining eligibility for conversion to a Roth IRA. However, for tax years beginning after December 31, 2004, required minimum distributions from an IRA will not be included in AGI (solely for purposes of determining the $100,000 AGI limit on conversions).

ROTH CONVERSION IRA: A Roth Conversion IRA is a Roth IRA that only accepts IRA conversion contributions made during the same tax year. YOU SHOULD NOT DESIGNATE YOUR POLICY AS A ROTH CONVERSION IRA IF YOU WISH TO MAKE BOTH REGULAR ROTH AND CONVERSION CONTRIBUTIONS TO THE POLICY.

SPOUSAL ROTH IRA ARRANGEMENT: Beginning in the 1998 tax year, if the "non-working" spouse's compensation is less than $2,000, the spouses file a joint tax return, and their combined AGI (unreduced by any deductible IRA contribution made for the year, but not including any amounts includable in income as a result of a conversion to a Roth IRA) is $150,000 or below, a contribution of up to $2,000 may be made to a separate Spousal Roth IRA in the name of the "non-working" spouse. The $2,000 limit is phased out proportionately between $150,000 and $160,000 of AGI (modified as described above). Spouses are not required to make equal contributions to both Roth IRAs; however no more than $2,000 may be contributed to the "working" or "non-working" spouse's Roth IRA for any year, and the total amount contributed annually to all IRAs (including both Roth and Regular IRAs, but not Education, SARSEP, or SIMPLE IRAs) for both spouses cannot exceed $4,000. If the combined compensation of both spouses (reduced by any deductible IRA or non-deductible Roth contributions made for the "working" spouse) is less than $4,000, the total contribution for all IRAs is limited to the total amount of the spouses' combined compensation. These limits do not apply to rollover contributions.

For divorced spouses, the contribution limit to a Roth IRA is the lesser of $2,000 or the total of the taxpayer's compensation and alimony received for the year, subject to the applicable phase-out limits for eligibility to make contributions to a Roth IRA. (Married individuals who live apart for the entire year and who file separate tax returns are treated as if they are single when determining the maximum contribution they are eligible to make in a Roth IRA).

SEP IRA PLAN: In any year that your annuity is maintained under the rules for a SEP Plan, the employer's maximum contribution is the lesser of $30,000 or 15% of your first $150,000 of compensation (adjusted for cost-of-living increases) or as changed under Section 415 of the Code. You may also be able to make contributions to your SEP IRA the same as you do to a Regular IRA; however, you will be considered an "active participant" for purposes of determining your deduction limit. In addition to the above limits, if your annuity is maintained under the rules for a SARSEP, the maximum amount of employee pre-tax contributions which can be made is $7,000 (adjusted for cost of living increases). After

                                     QD- 3
                              IRS/SEP/SIMPLE/ROTH
                        NO LOAD VARIABLE ANNUITY 2/2000

December'31, 1996, new SARSEP plans may not be established. Employees may, however, continue to make salary reductions to a SARSEP plan established prior to January 1, 1997. In addition, employees hired after December 31, 1996 may participate in SARSEP plans established by their employers prior to 1997.

SIMPLE IRA: Contributions to a SIMPLE IRA may not exceed the permissible amounts of employee elective contributions and required employer matching contributions or non-elective contributions. Annual employee elective contributions must be expressed as a percentage of compensation and may not exceed $6,000 (adjusted for cost of living increases). If an employer elects a matching contribution formula, it is generally required to match employee contributions dollar for dollar up to 3% of the employee's compensation for the year (but not in excess of $6,000 as adjusted for cost-of-living adjustments). An employer may elect a lower percentage match (but not below 1%) for a year, provided certain notice requirements are satisfied and the employer's election will not result in the matching percentage being lower than 3% in more than 2 of the 5 years in the 5-year period ending with that calendar year. Alternatively, an employer may elect to make non-elective contributions of 2% of compensation for all employees eligible to participate in the plan who have at least $5,000 in compensation for the year. The employer must notify employees of this election within specified timeframes in advance of the plan year or election period. "Compensation" for purposes of the 2% non-elective contribution option may not exceed the limit on compensation under Code Section 401(a)(17) ($150,000, adjusted for cost of living increases).

F. DISTRIBUTIONS:

   1. NON-ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS:

      Payments to you from your IRA Plan (other than a Roth IRA) must begin no later than the April 1 following the close of the calendar year in which you attain age 70 1/2, the Required Beginning Date (RBD). If you have not already withdrawn your entire balance by this date, you may elect to receive the entire value of your IRA Plan on or before the RBD in one lump sum; or arrange for an income to be paid over your lifetime, your expected lifetime, or over the lifetimes or expected lifetimes of you and your designated beneficiary. UNDER A ROTH IRA, YOU ARE NOT REQUIRED TO TAKE DISTRIBUTIONS WHILE YOU ARE LIVING, EVEN AFTER YOU REACH AGE 70 1/2.

      RATE OF DISTRIBUTION: If you arrange for the value of your IRA Plan (other than a Roth IRA) to be paid to you as retirement income rather than as one lump sum, then you must abide by IRS rules governing how quickly the value of your IRA plan must be paid out to you. Generally, it is acceptable to have an insurance company annuity pay income to you for as long as you live, or for as long as you and your beneficiary live.

      Once you reach your RBD, you must withdraw at least a minimum amount each year or be subject to a 50% non-deductible excise tax on the difference between the minimum required distribution and the amount distributed. To determine the required minimum distribution for your first "required distribution year" (assuming an annuity payout has not been elected) divide your entire interest (subject to certain adjustments) in your IRA (generally as of December 31 of the calendar year immediately preceding your age 70 1/2 year) by your life expectancy or the joint life expectancies of you and your designated beneficiary. For subsequent required distribution calendar years, the applicable life expectancy(ies) will be applied to your IRA account balance as of December 31 of the calendar year immediately preceding the distribution calendar year (subject to adjustments). Your single or joint life expectancy is determined by using IRS life expectancy tables. See IRS Publications 575 and 590.

      Your life expectancy (and that of your spousal beneficiary, if applicable) will be recalculated annually, unless you irrevocably elect otherwise by the time distributions are required to begin. With the recalculation method, if a person whose life expectancy is being recalculated dies, his or her life expectancy will be zero in all subsequent years. The life expectancy of a non-spouse beneficiary cannot be recalculated. Where life expectancy is not recalculated, it is reduced by one year for each year after your 70 1/2 year to determine the applicable remaining life expectancy. Also, if your benefit is payable in the form of a joint and survivor annuity, a larger minimum distribution amount may be required under IRS regulations, unless your spouse is the designated beneficiary.

      NON-ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS AFTER DEATH. If you die after the RBD, amounts undistributed at your death must be distributed at least as rapidly as under the method being used to determine distributions at the time of your death. If you die before the RBD, your entire interest must generally be distributed by the end of the calendar year which contains the fifth anniversary of your death (the "five year payout rule"). However, if a beneficiary is designated, the beneficiary may elect to receive distributions over his or her life expectancy if the beneficiary so elects by December 31 of the year following the year of your death. If the beneficiary fails to make an election, the entire benefit will be paid to the beneficiary under the "five year payout rule". Also, if the designated beneficiary is your spouse, the life annuity distribution must begin by the later of December 31 of the calendar year following the calendar year of your death or December 31 of the year in which you would have attained age 70 1/2. If your designated beneficiary is not your spouse, life annuity distributions must begin by December 31 of the year following your death. A surviving spouse may in the alternative elect to treat the policy as his or her own IRA. This election may be expressly made or will be deemed made if the spouse makes a regular IRA contribution to the policy, makes a rollover to or from the IRA, or fails to elect minimum distributions as described above.

   2. ROTH IRA DISTRIBUTION REQUIREMENTS:

      ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS WHILE YOU ARE LIVING. As long as you are alive, you are not required to take distributions from a Roth IRA, even after you reach age 70 1/2.

      ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS AFTER YOUR DEATH. Minimum distribution requirements apply to Roth IRAs only after you die. If you die after you have reached your Annuity Date, and have begun to receive distributions under an annuity option (not including an interest only option), the remaining portion of your policy interests will continue to be distributed to your designated beneficiary according to the terms of the elected options, (provided that method satisfies the requirements of Code Section 408(b)(3), as modified by Code Section 408A(c)(5)).

                                     QD- 4
                              IRS/SEP/SIMPLE/ROTH
                        NO LOAD VARIABLE ANNUITY 2/2000

      If you die before you have elected an annuity option or before distribution of your entire interest in the policy has been made or begun, your entire interest in your Roth IRA generally must be distributed by the end of the calendar year which contains the fifth anniversary of your death (the "five year payout rule"). However, if there is a designated beneficiary, he or she may elect to receive distributions over a period not longer than his or her life expectancy provided the election is made and distributions commence by December 31 of the year following the year of your death. If the beneficiary does not make this election, the entire benefit will be paid to him or her under the "five year payout rule". If your designated beneficiary is your surviving spouse, he or she may elect to delay distributions until the later of the end of the calendar year following the year in which you died or the end of the year in which you would have reach age 70 1/2. If your sole designated beneficiary is your surviving spouse, he or she may elect to treat the policy as his or her own Roth IRA by making an express election to do so, by making a regular Roth IRA contribution or rollover contribution (as applicable or as permissible) to the policy, or by failing to elect minimum distributions under the "five year payout rule" or the life annuity options discussed above.

      Life expectancies will be determined by using IRS life expectancy tables. A surviving spouse's life expectancy will be recalculated annually, unless he or she irrevocably elects otherwise. Non-spousal beneficiary life expectancies will be determined using the beneficiary's attained age in the calendar year distributions are required to begin and reducing life expectancy by one for each year thereafter.

   3. TAKING REQUIRED MINIMUM DISTRIBUTIONS FROM ONE IRA:

      AGGREGATING MINIMUM DISTRIBUTIONS: If you are required to take minimum distributions from more than one IRA (either as owner of one or more Regular IRAs and/or as a beneficiary of one or more decedent's Roth IRAs or Regular IRAs), you may not have to take a minimum distribution from each IRA. (Regular and Roth IRAs are treated as different types of IRAs, so minimum distributions from a Roth IRA will not satisfy the minimum distributions required from a Regular IRA). Instead, you may be able to calculate the minimum distribution amount required for each IRA (considered to be of the same type) separately, add the relevant amounts and take the total required amount from one IRA or Roth IRA (as applicable). However, an individual required to receive minimum distributions as a beneficiary under a Roth IRA can only satisfy the minimum distributions for one Roth IRA by receiving distributions from another Roth IRA if the Roth IRAs were inherited from the same decedent. Because of these requirements, Ameritas cannot monitor the required distribution amounts from Ameritas IRAs. Please check with your tax advisor to verify that you are receiving the proper amount from all of your IRAs.

PART III. RESTRICTIONS AND TAX CONSIDERATIONS:

A. TIMING OF CONTRIBUTIONS: Once you establish an IRA, (including a Regular Roth or Spousal Roth IRA) contributions must be made by the due date, not including extensions, for filing your tax return. (Participant Rollovers must be made within 60 days of your receipt of the distribution.) A CONTRIBUTION MADE BETWEEN JANUARY 1 AND THE FILING DUE DATE FOR YOUR RETURN, MUST BE SUBMITTED WITH WRITTEN DIRECTION THAT IT IS BEING MADE FOR THE PRIOR TAX YEAR OR IT WILL BE TREATED AS MADE FOR THE CURRENT TAX YEAR. SEP IRA contributions must be made by the due date of the Employer's tax return (including extensions). SIMPLE IRA contributions, if permitted, must be made by the tax return due date for the employer (including extensions) for the year for which the contribution is made. Note, an employer is required to make SIMPLE plan contributions attributable to employee elective contributions as soon as it is administratively feasible to segregate these contributions from the employer's general assets, but in no event later than the 30th day of the month following the month in which the amounts would have otherwise been payable to the employee in cash.

B. TIMING OF ROTH IRA CONVERSIONS: Conversions from a non-Roth IRA to a Roth IRA for a TAX YEAR, MUST BE INITIATED SO THAT THE DISTRIBUTION OR TRANSFER FROM THE NON-ROTH IRA IS MADE BY DECEMBER 31 OF THAT YEAR. YOU DO NOT HAVE UNTIL THE DUE DATE OF YOUR TAX RETURN FOR A YEAR TO CONVERT A REGULAR IRA TO A CONVERSION ROTH IRA FOR THAT TAX YEAR. For example, if you wish to convert a Regular IRA to a Conversion Roth IRA in 1998, the conversion and transfer must be made by December 31, 1998, even though your tax return for 1998 may not be due until April 15, 1999.

C. DEDUCTIBLE IRA CONTRIBUTIONS: The amount of permissible contributions to your Regular IRA may or may not be deductible. If you or your spouse are not active participants in an employer sponsored retirement plan, any permissible contribution you make to your IRA will be deductible. If you or your spouse are an active participant in an employer-sponsored retirement plan, the size of your deduction if any, will depend on your combined adjusted gross income
   (AGI).

  If you are not an active participant in an employer sponsored plan, but your spouse is an active participant, you may take a full deduction for your IRA contribution (other than to a Roth IRA) if your AGI is below $150,000; if you are not an active participant but your spouse is, the maximum deductible contribution for you is phased out at AGIs between $150,000 and $160,000.

  If you are an active participant in an employer sponsored requirement plan you may make deductible contributions if your AGI is below a threshold level of income. For single taxpayers and married taxpayers (who are filing jointly and are both active participants) the available deduction is reduced proportionately over a phaseout range. If you are married and an active participant in an employer retirement plan, but file a separate tax return from your spouse, your deduction is phased out between $0 and $10,000 of AGI.

  If your AGI is not above the maximum applicable phase out level, a minimum contribution of $200 is permitted regardless of whether the phase out rules provide for a lesser amount.

                                     QD- 5
                              IRS/SEP/SIMPLE/ROTH
                        NO LOAD VARIABLE ANNUITY 2/2000

  Active participants with income above the phaseout range are not entitled to an IRA deduction. Due to changes made by the Taxpayer Relief Act of 1997, the phaseout limits are scheduled to increase as follows:

       YEAR                              MARRIED FILING JOINTLY                      SINGLE/HEAD OF HOUSEHOLD
       ----                                       AGI                                          AGI
1998...................................    $50,000 - $ 60,000    ...................    $30,000 - $40,000
1999...................................    $51,000 - $ 61,000    ...................    $31,000 - $41,000
2000...................................    $52,000 - $ 62,000    ...................    $32,000 - $42,000
2001...................................    $53,000 - $ 63,000    ...................    $33,000 - $43,000
2002...................................    $54,000 - $ 64,000    ...................    $34,000 - $44,000
2003...................................    $60,000 - $ 70,000    ...................    $40,000 - $50,000
2004...................................    $65,000 - $ 75,000    ...................    $45,000 - $55,000
2005...................................    $70,000 - $ 80,000    ...................    $50,000 - $60,000
2006...................................    $75,000 - $ 85,000    ...................    $50,000 - $60,000
2007 and thereafter....................    $80,000 - $100,000    ...................    $50,000 - $60,000

  You can elect to treat deductible contributions as non-deductible. SEP IRA, SARSEP, SIMPLE IRA and Roth IRA contributions are not deductible by you.

  Remember, except for rollovers, conversions or transfers, the maximum amount you may contribute to all IRAs (including Roth and Regular IRAs, but not Education IRAs) for a calendar year is $2,000 or 100% of compensation, whichever is less.

D. NON-DEDUCTIBLE REGULAR IRA CONTRIBUTIONS: It is possible for you to make non-deductible contributions to your Regular IRA (not including SIMPLE IRAs) even if you are not eligible to make deductible contributions to a Regular IRA or non-deductible contributions to a Roth IRA for the year. The amount of non-deductible contributions you can make depends on the amount of deductible contributions you make. The sum of your non-deductible and deductible contributions for a year may not exceed the lesser of (1) $2,000 ($4,000 combined when a Spousal IRA is also involved), or (2) 100% of your compensation (or, if a Spousal IRA is involved, 100% of you and your spouse's combined compensation, reduced by the amount of any deductible IRA contribution and non-deductible Roth IRA contribution made by the "working" spouse). For plan years beginning on or after January 1, 1998, the sum of your annual non-deductible (including Roth IRA) and deductible contributions, other than when combined with a Spousal IRA or Spousal Roth IRA, may not exceed $2,000. IF YOU WISH TO MAKE A NON-DEDUCTIBLE CONTRIBUTION, YOU MUST REPORT THIS ON YOUR TAX RETURN BY FILING FORM 8606 (NON-DEDUCTIBLE IRA). REMEMBER, YOU ARE REQUIRED TO KEEP TRACK OF YOUR NON-DEDUCTIBLE CONTRIBUTIONS AS AMERITAS DOES NOT KEEP A RECORD OF THESE FOR YOU. THIS INFORMATION WILL BE NECESSARY TO DOCUMENT THAT THE CONTRIBUTIONS WERE MADE ON A NON-DEDUCTIBLE BASIS AND THEREFORE, ARE NOT TAXABLE UPON DISTRIBUTION.

E. EFFECTS OF CONVERSION OF REGULAR IRA TO ROTH IRA: If you convert all or part of a non-Roth IRA to a Roth IRA, the amount converted from the non-Roth IRA will be taxable as if it had been distributed to you in the year of distribution or transfer from the non-Roth IRA. If you made non-deductible contributions to any Regular IRA, part of the amount taken out of a Regular IRA for conversion will be taxable and part will be non-taxable. (Use IRS Form 8606 to determine how much of the withdrawal from your Regular IRA is taxable and how much is non-taxable). The taxable portion of the amount converted is includable in your income for the year of conversion. However, if the conversion takes place in 1998, or if the conversion amount is distributed in 1998 and contributed to a Roth IRA within 60 days of your receipt of the distribution, one quarter of the taxable amount will be includable in your income in 1998 and in each of the next three tax years. However, an individual who makes a conversion prior to January 1, 1999, can elect to include the full taxable conversion amount in income for 1998. This election is made on IRS Form 8606 by the individual and cannot be made or changed after the due date (including extensions) for filing the 1998 Federal income tax return. If a taxpayer dies before the end of the 4-year spread, the taxable portion of the conversion amount which has not been included in income will generally be taxable in the year of the taxpayer's death. However, if the sole beneficiary of the Roth IRA is the surviving spouse, he or she can elect to continue the 4-year spread. In addition, if the 4-year spread rule is utilized for 1998 conversions, any distributions of amounts subject to the 4-year spread occurring before 2001, will require acceleration of income inclusion as explained in the section which follows on TAXABILITY OF ROTH IRA DISTRIBUTIONS. (SEE PART III. J.)

  Amounts properly converted from a non-Roth IRA to a Roth IRA are generally not subject to the 10% early withdrawal penalty. However, if you make a conversion to a Roth IRA, but keep part of the money for any reason, that amount will be taxable in the year distributed from the non-Roth IRA and the taxable portion may be subject to the 10% early withdrawal penalty. In addition, under 1998 technical corrections, if an amount allocable to a conversion contribution is distributed from the Roth IRA during the 5-year period (beginning with the first day of the individual's taxable year in which the conversion contribution was made), it will be subject to a 10-percent premature distribution penalty tax (but only to the extent the conversion amount distributed was includable in gross income as a result of the conversion).

  You should consult with your tax advisor to ensure that you receive the tax benefits you desire before you contribute to a Roth IRA, convert to a Roth IRA or take distributions from a Roth IRA. IT WILL ALSO BE IMPORTANT FOR YOU TO KEEP TRACK OF AND REPORT ANY REGULAR OR CONVERSION CONTRIBUTIONS YOU MAKE TO YOUR ROTH IRAS AS REQUIRED BY THE IRS. CONVERSION CONTRIBUTIONS, RECHARACTERIZATIONS OF CONVERSIONS AND DISTRIBUTIONS FROM A ROTH IRA MUST BE REPORTED ON IRS FORM 8606.

F. RECHARACTERIZATION OF IRA AND ROTH IRA CONTRIBUTIONS: IRA owners are permitted, beginning in 1998, to treat a contribution made to one type of IRA as made to a different type of IRA for a taxable year in a process known as "recharacterization". A recharacterization is accomplished by an individual who has made a contribution to an IRA of one type for a taxable year, electing to treat the contribution as having been made to a second IRA of a different type for the taxable year. To accomplish the recharacterization, a trustee-to-trustee transfer from the first IRA to the second IRA must be made on or before the due date (including extensions) for filing the individual's Federal income tax return for the taxable year for which the contribution was made to the first IRA. However, in Announcement 99-104, the IRS has indicated that a calendar year taxpayer that has timely filed his 1998 federal income tax return, can elect to recharacterize a 1998 IRA contribution, including a Roth IRA conversion, provided appropriate corrective action is taken by December 31, 1999. For the 1999 tax year, the deadline is

                                     QD- 6
                              IRS/SEP/SIMPLE/ROTH
                        NO LOAD VARIABLE ANNUITY 2/2000
   currently October 16, 2000 (See Form 8606 instructions). Appropriate corrective action may include notifying the trustee or issuer; having the trustee or issuer actually making the transfer or account redesignation; and filing an amended 1998 or 1999, as appropriate, federal income tax return to reflect the recharacterization. For 1998, the corrected return must be filed by April 15, 2000. Any net income attributable to the recharacterized contribution must also be transferred to the second IRA. Once the transfer is made, the election is irrevocable. The effect of recharacterizing a contribution is that it is treated as having been originally contributed to the second IRA on the same date and (in the case of a regular contribution) for the same taxable year that the contribution was made to the first IRA. If you elect to recharacterize a contribution, you must report the recharacterization and treat the contribution as having been made to the second IRA, instead of the first, on your Federal income tax return.

  Examples of where a recharacterization election might be useful or desired include: where an individual discovers he was ineligible to convert a regular IRA to a Roth IRA because his adjusted gross income exceeded $100,000; amounts were erroneously rolled over from a traditional IRA to a SIMPLE IRA; or an individual decides after he has made a contribution to a regular IRA for a tax year that he is eligible for and prefers to contribute to a Roth IRA, or vice versa. Recharacterizations are not permitted where a deduction has been taken for the contribution to the first IRA; the contribution to the first IRA was the result of a tax-free transfer or; the original contribution was an employer contribution to a SIMPLE or SEP IRA.

   RECONVERSION RULES:

  Also, the IRS has issued guidance that indicates amounts recharacterized from a conversion Roth IRA to a Regular IRA, may be "reconverted" to a Roth IRA one time in 1998 after November 1, 1998; and one time in 1999. For purposes of the rule applicable in 1998 and 1999, the IRA owner is not treated as having previously converted an amount if the conversion failed because he or she was ineligible to convert because of his or her AGI or tax filing status. Also, under the 1998-1999 rule, any reconversion that violates the "one reconversion" rule, is treated as an "excess reconversion" rather than a "failed conversion". In other words, with an "excess reconversion" the Roth IRA owner is still treated as having made a conversion to a Roth IRA, but the "excess reconversion" and the last preceding recharacterization are disregarded in determining the owner's taxable conversion amount (which is based on the last reconversion that was not an "excess reconversion").

  For taxable years after 1999, if you convert a non-Roth IRA to a Roth IRA and then recharacterize it back to a non-Roth IRA, you are not permitted by IRS rules to reconvert the amount from the non-Roth IRA back to a Roth IRA before the beginning of the taxable year following the taxable year in which the amount was converted to a Roth IRA or, if later, the end of the 30-day period beginning on the day on which you recharacterized the Roth IRA to a non-Roth IRA. This rule will apply even if you were not eligible to make the original conversion because of your AGI or tax filing status. If you attempt a reconversion prior to the time permitted, it will be treated as a "failed conversion". The remedy for a failed conversion is recharacterization to a non-Roth IRA. If the failed conversion is not corrected, it will be treated as a regular contribution to a Roth IRA and thus, may be an excess contribution subject to a 6% excise tax for each tax year it remains in the Roth IRA to the extent it exceeds the maximum regular Roth IRA contribution permitted for the tax year. (SEE PART III. G., EXCESS CONTRIBUTIONS, BELOW). Also, the failed conversion will be subject to the 10% premature distribution penalty tax, unless corrected or an exception to that tax applies. CONSULT WITH YOUR TAX ADVISOR BEFORE ATTEMPTING A "RECONVERSION".

G. EXCESS CONTRIBUTIONS: There is a 6% IRS penalty tax on IRA contributions made in excess of permissible contribution limits. However, excess contributions made in one year may be applied against the contribution limits in a later year if the contributions in the later year are less than the limit. This penalty tax can be avoided if the excess amount, together with any earnings on it, is returned to you before the due date of your tax return for the year for which the excess amount was contributed. Any earnings so distributed will be taxable in the year for which the contribution was made and may be subject to the 10% premature distribution penalty tax (see Part III, Premature IRA Distributions). The 6% excess contribution penalty tax will apply to each year the excess amount remains in the IRA Plan, until it is removed either by having it returned to you or by making a reduced contribution in a subsequent year. To the extent an excess contribution is absorbed in a subsequent year by contributing less than the maximum deduction allowable for that year, the amount absorbed will be deductible in the year applied (provided you are eligible to take a deduction). If a taxpayer transfers amounts contributed for a tax year to a Regular IRA (and any earnings allocated to such amounts) to a Roth IRA by the due date for filing the return for such tax year (including extensions), the amounts are not included in the taxpayer's gross income to the extent that no deduction was allowed for the contribution (SEE
   PART III. F. RECHARACTERIZATION OF IRA AND ROTH IRA CONTRIBUTIONS ABOVE).

  EXCESS CONTRIBUTIONS TO A CONVERSION ROTH IRA: If you are ineligible and convert a Regular IRA to a Conversion Roth IRA, all or a part of the amount you convert may be an excess contribution. (Examples may include conversions made when your Roth AGI exceeds $100,000 or because you fail to timely make the rollover contribution from the Regular IRA to the Conversion Roth IRA). In tax years after 1999, you may also have an excess contribution if your conversion is a "failed conversion" that is not timely corrected. You will have an excess contribution if the ineligible amounts you convert and the contributions you make to all your IRAs for the tax year exceed your IRA contribution limits for the year. To avoid the 6% excise tax on excess contributions, you must withdraw the excess contributions plus earnings before the due date of your tax return (plus extensions) or recharacterize the contribution, if permitted (SEE PART III. F. RECHARACTERIZATION OF IRA AND ROTH IRA CONTRIBUTIONS ABOVE).

H. LOANS AND PROHIBITED TRANSACTIONS: You may not borrow from your IRA Plan (including Roth IRAs) or pledge it as security for a loan. A loan would disqualify your entire IRA Plan, and its full value (or taxable portions of your Roth IRA or non-deductible Regular IRA) would be includable in your taxable income in the year of violation. This amount would also be subject to the 10% penalty tax on premature distributions. Your IRA Plan will similarly be disqualified if you or your beneficiary engage in any transaction prohibited by Section 4975 of the Internal Revenue Code. A pledge of your IRA as security for a loan will cause a constructive distribution of the portion pledged and also be subject to the 10% penalty tax.

                                     QD- 7
                              IRS/SEP/SIMPLE/ROTH
                        NO LOAD VARIABLE ANNUITY 2/2000

I. TAXABILITY OF REGULAR IRA DISTRIBUTIONS: Any cash distribution from your IRA Plan, other than a Roth IRA, is normally taxable as ordinary income. All IRAs of an individual are treated as one contract. All distributions during a taxable year are treated as one distribution; and the value of the contract, income on the contract, and investment in the contract is computed as of the close of the calendar year with or within which the taxable year ends. If an individual withdraws an amount from an IRA during a taxable year and the individual has previously made both deductible and non-deductible IRA contributions, the amount excludable from income for the taxable year is the portion of the amount withdrawn which bears the same ratio to the amount withdrawn for the taxable year as the individual's aggregate non- deductible IRA contributions bear to the balance of all IRAs of the individual.

J. TAXABILITY OF ROTH IRA DISTRIBUTIONS: "Qualified distributions" from a Roth IRA are not included in the taxpayer's gross income and are not subject to the additional ten percent (10%) early withdrawal penalty tax. To be a "qualified distribution," the distribution must satisfy a five-year holding period and meet one of the following four requirements: (1) be made on or after the date on which the individual attains age 59 1/2; (2) be made to a beneficiary or the individual's estate on or after the individual's death;
   (3) be attributable to the individual being disabled; or (4) be a distribution to pay for a "qualified" first-time home purchase (up to a lifetime limit of $10,000). The five-year holding period for escaping inclusion in income begins with the first day of the tax year in which any contribution (including a conversion from a Regular IRA) is made to a Roth IRA of the taxpayer. If the Roth IRA owner dies, this 5-taxable-year period is not redetermined for the Roth IRA while it is held in the name of a beneficiary or a surviving spouse who treats the decedent's Roth IRA as his or her own. However, a surviving spouse who treats the Roth IRA as his or her own, must receive any distributions as coming from the surviving spouse's own Roth IRA, thus it cannot be treated as being received by a beneficiary on or after the owner's death for purposes of determining whether the distribution is a "qualified distribution".

  If a distribution from a Roth IRA is not a "qualified distribution" and it includes amounts allocable to earnings, the earnings distributed are includable in taxable income and may be subject to the 10% premature distribution penalty if the taxpayer is under age 59 1/2. Also, the 10% premature distribution penalty tax may apply to conversion amounts distributed even though they are not includable in income, if the distribution is made within the 5-taxable-year period beginning on the first day of the individual's taxable year in which the conversion contribution was made. Only the portion of the conversion includable in income as a result of the conversion would be subject to the penalty tax under this rule. The 5-taxable-year period for this purpose is determined separately for each conversion contribution and may not be the same as the 5-taxable-year period used to determine whether a distribution from a Roth IRA is a "qualified distribution" or not. FOR THIS REASON IT IS IMPORTANT THAT YOU KEEP TRACK OF WHEN YOUR CONVERSION CONTRIBUTIONS ARE MADE TO YOUR ROTH IRA. (SEE PART III. L., PREMATURE IRA DISTRIBUTIONS).

  Unlike Regular IRAs, distributions from Roth IRAs come first from regular contributions, then converted amounts on a first-in first-out basis, and last from earnings. Any distributions made before 2001 which are attributable to 1998 conversion contributions for which the 4-year income-tax spread is being utilized, will result in an acceleration of taxable income in the year of distribution up to the amount of the distribution allocable to the 1998 conversion. This amount is in addition to the amount otherwise includable in gross income for that taxable year as a result of the conversion, but not in excess of the amount required to be included over the 4-year period. This tax treatment would likewise apply in the case of distributions made by a surviving spouse who elects to continue the 4-year spread on death of the original owner of the Roth IRA. Generally, all Roth IRAs (both Regular Roth IRAs and Conversion Roth IRAs) must be treated as one for purposes of determining the taxation of distributions. However, if a Roth IRA is held by an individual as beneficiary of a deceased Roth IRA owner, the 5-taxable-year period used to determine whether distributions are qualified or not is determined independently of the 5-year-taxable period for the beneficiary's own Roth IRAs. However, if a surviving spouse elects to treat the Roth IRA as his or her own, the 5-year-taxable period for all of the surviving spouse's Roth IRAs is the earlier of the end of either the 5-taxable-year period for the decedent or that applicable to the surviving spouse's own Roth IRAs.

  THE RULES FOR TAXING NON-QUALIFIED DISTRIBUTIONS AND PREMATURE DISTRIBUTIONS OF CONVERSION AMOUNTS FROM A ROTH IRA ARE COMPLEX. TO ENSURE THAT YOU RECEIVE THE TAX RESULT YOU DESIRE, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR BEFORE TAKING A DISTRIBUTION FROM A ROTH IRA.

K. LUMP SUM DISTRIBUTION: If you decide to receive the entire value of your IRA Plan in one lump sum, the full amount is taxable when received (except as to non-deductible contributions to a Regular IRA or to a Roth IRA, or "qualified distributions" from a Roth IRA), and is not eligible for the special tax rules under Code Section 402 on lump sum distributions which may be available for other types of Qualified Retirement Plans.

L. PREMATURE IRA DISTRIBUTIONS: There is a 10% penalty tax on taxable amounts distributed from your IRA (including the taxable portion of any non-qualified distributions from a Roth IRA, and if you receive a distribution of conversion amounts within the five-year period beginning with the year in which the conversion occurred, any amounts distributed that were taxable as a conversion in the year of conversion) prior to the attainment of age 59 1/2, except for: (1) distributions made to a beneficiary on or after the owner's death; (2) distributions attributable to the owner's being disabled as defined in Code Section 72(m)(7); (3) distributions that are part of a series of substantially equal periodic payments (made at least annually) for the life of the annuitant or the joint lives of the annuitant and his or her beneficiary; (4) distributions made on or after January 1, 1997 for medical expenses which exceed 7.5% of the annuitant's adjusted gross income; (5) distributions made on or after January 1, 1997, to purchase health insurance for the individual and/or his or her spouse and dependents if he or she: (a) has received unemployment compensation for 12 consecutive weeks or more; (b) the distributions are made during the tax year that the unemployment compensation is paid or the following tax year; and (c) the individual has not been re-employed for 60 days or more; (6) distributions made on or after January 1, 1998 for certain qualified higher education expenses of the taxpayer, the taxpayer's spouse, or any child or grandchild of the taxpayer or the taxpayer's spouse; or (7) qualified first-time home buyer distributions made on or after January 1, 1998 (up to a lifetime maximum of $10,000) used within 120 days of withdrawal to buy, build or rebuild a first home that is the principal residence of the individual, his or her spouse, or any child, grandchild, or ancestor of the individual or spouse. Generally, the part of a distribution attributable to non-deductible contributions is not includable in income and is not subject to the 10% penalty. (SEE ROTH IRA EXCEPTIONS BELOW). Also, beginning January 1, 2000, distributions to satisfy a levy issued by the IRS will also be exempt from the 10% penalty tax.

                                     QD- 8
                              IRS/SEP/SIMPLE/ROTH
                        NO LOAD VARIABLE ANNUITY 2/2000

  Distributions from a SIMPLE Plan during the two-year period beginning on the date the employee first participated in the employer's SIMPLE Plan will be subject to a 25% (rather than 10%) premature distribution penalty tax.

  Distributions from a Roth IRA made before the expiration of the applicable 5 year holding period (SEE TAXABILITY OF ROTH IRA DISTRIBUTIONS) are not treated as qualified distributions and are subject to the 10% penalty tax to the extent they are includable in taxable income. In addition, any conversion amounts distributed within the five-year period beginning with the year in which the conversion occurred, are subject to the 10% penalty tax even if the distribution is not currently taxable as income, unless one of the above mentioned exceptions to the penalty tax applies. The penalty tax will only apply to the amount of the conversion that was includable in income as a result of the conversion.

M. MINIMUM REQUIRED DISTRIBUTIONS: SEE PART II. F.1. AND F.2., NON-ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS AND ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS. If a minimum distribution is not made from your IRA (including a Roth IRA) for a tax year in which it is required, the excess, in any taxable year, of the amount that should have been distributed over the amount that was actually distributed is subject to an excise tax of 50%.

N. GIFT AND ESTATE TAX CONSEQUENCES: The designation of a beneficiary to receive funds from a Regular or a Roth IRA is not considered a transfer subject to federal gift taxes. However, funds remaining in your IRA (Regular or Roth) at the time of your death are includable in your federal gross estate for tax purposes. In addition, if the owner of an IRA or Roth IRA transfers his or her IRA or Roth IRA to another individual by gift, the gift will be considered an assignment and cause the assets of the IRA or Roth IRA to be deemed distributed to the owner, and will no longer be treated as held in the IRA. The IRS has indicated that for gifts of a Roth IRA made prior to October 1, 1998, if the entire interest in the Roth IRA is reconveyed to the original Roth IRA owner prior to January 1, 1999, the IRS will disregard the gift and reconveyance for most tax purposes.

O. MAXIMUM DISTRIBUTIONS: The Taxpayer Relief Act of 1997 repealed both the 15% excess accumulation estate tax and excess distribution excise tax which previously applied to excess retirement plan accumulations at death and excess lifetime retirement plan distributions. These rules are repealed for plan distributions made and decedents who die after December 31, 1996.

P. TAX FILING-REGULAR IRAS: You are not required to file a special IRA tax form for any taxable year (1) for which no penalty tax is imposed with respect to the IRA Plan, and (2) in which the only activities engaged in, with respect to the IRA Plan, are making deductible contributions and receiving permissible distributions. Information regarding such contributions or distributions will be included on your regular Form 1040. In some years, you may be required to file Form 5329 and/or Form 8606 in connection with your Regular IRA. Form 5329 is filed as an attachment to Form 1040 or 1040A for any tax year that special penalty taxes apply to your IRA. If you make non-deductible contributions to a regular IRA, you must designate those contributions as non-deductible on Form 8606 and attach it to your Form 1040 or 1040A. There is a $100 penalty each time you overstate the amount of your non-deductible contributions unless you can prove the overstatement was due to reasonable cause. Additional information is required on Form 8606 in years you receive a distribution from a Regular IRA. There is a $50 penalty for each failure to file a required Form 8606 unless you can prove the failure was due to reasonable cause. For further information, consult the instructions for Form 5329 (Additional Taxes Attributable to Qualified Retirement Plans (including IRAs), Annuities, and Modified Endowment Contracts), Form 8606 and IRS Publication 590.

Q. TAX FILING-ROTH IRA: It is your responsibility to keep records of your regular and conversion contributions to a Roth IRA and to file any income tax forms the Internal Revenue Service may require of you as a Roth IRA owner. You will need this information to calculate your taxable income if any, when distributions from the Roth IRA begin. For example, conversion contributions must be reported to the Service on Form 8606. Form 5329 is required to be filed to the Service by you to report and remit any penalty or excise taxes. Consult the instructions to your tax return or your tax advisor for additional reporting requirements that may apply. Additional information is also available in IRS Publication 590.

R. TAX ADVICE: Ameritas is providing this general information as required by regulations issued under the Internal Revenue Code and assumes no responsibility for its application to your particular tax situation. Please consult with your personal tax advisor regarding specific questions you may have.

  With respect to ROTH IRAS, you should be aware that Congress has recently enacted legislation that substantially revises the rules relating to distributions from and conversions to Roth IRAs which applies retroactive to January 1, 1998. Because of this, and because guidance regarding these changes has just recently been finalized by the Internal Revenue Service, you should consult with a tax advisor prior to establishing, making contributions to, or taking distributions from a Roth IRA, to ensure that you receive the tax result you anticipate.

S. ADDITIONAL INFORMATION: You may obtain more information about IRA Plans from any district office of the IRS and IRS Publication 590.

PART IV. STATUS OF AMERITAS IRA PLAN:

INTERNAL REVENUE SERVICE APPROVAL LETTER: Ameritas has received approval from the Internal Revenue Service as to the form of No Load Variable Annuity (Form
4080), for use in funding Regular IRA plans. The Policy has also been approved as to form for use in funding a SIMPLE IRA. It has not, however, been submitted to the IRS for approval of its use as a Roth IRA, but it is expected that it will be in due course. You may be required to accept a revised Roth IRA endorsement if the IRS requires changes to your issued Roth IRA during the IRS approval process. Such approval, when received, is a determination only as to the form of the Annuity Contract, and does not represent a determination of the merits of the annuity.

PART V. FINANCIAL DISCLOSURE:

The following is a general description and required financial disclosure information for the variable annuity product, No Load Variable Annuity (Form
4080) offered by Ameritas, hereafter referred to as the policy.

                                     QD- 9
                              IRS/SEP/SIMPLE/ROTH
                        NO LOAD VARIABLE ANNUITY 2/2000

In order for you to achieve your retirement objectives, you should be prepared to make your IRA Plan a long term savings program. An IRA is not suited to short-term savings, nor was it intended to be by Congress, as indicated by the general rule that penalties apply to withdrawals before age 59 1/2, subject to certain exceptions. SEE PART III; PREMATURE IRA DISTRIBUTIONS. However, you should be aware of the values in your IRA Plan during the early years as well as at retirement.

Prior to the annuity date, the policy allows you to accumulate funds based on the investment experience of the assets underlying the policy in the Separate Account or the Fixed Account. Currently, the assets which underlie the Separate Account are invested exclusively in shares of mutual funds, the "Funds", managed or administered by fund managers. Each of the Subaccounts of the Separate Account invest solely in the corresponding portfolio of the Funds. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives which are described in the accompanying prospectus for the Funds which you would have received when making an application for your annuity. The accumulation value of your IRA Plan allocated to the Separate Account will vary in accordance with the investment performance of the Subaccounts you selected. Therefore, for assets in the Separate Account, you bear the entire investment risk prior to the annuity date.

Premium payments and subsequent allocations to the Fixed Account are placed in the general account of Ameritas which supports insurance and annuity obligations. Policyowners are paid interest on the amounts placed in the Fixed Account at guaranteed rates (3.0%) or at higher rates declared by Ameritas.

ACCUMULATION VALUE: On the effective date, the accumulation value of the policy is equal to the premium received, reduced by any applicable premium taxes. Thereafter, the accumulation value of the policy is determined as of the close of trading on the New York Stock Exchange on each valuation date by multiplying the number of accumulation units for each Subaccount credited to the policy by the current value of an accumulation unit for each Subaccount, and by adding the amount deposited in the Fixed Account, plus interest. The current value of an accumulation unit reflects the increase or decrease in value due to investment results of the Subaccount and certain charges, as described below. The number of accumulation units credited to the policy is decreased by any annual policy fee, any withdrawals and, upon annuitization, any applicable premium taxes and charges.

A valuation period is the period between successive valuation dates. It begins at the close of trading on the New York Stock Exchange on each valuation date and ends at the close of trading on the next succeeding valuation date. A valuation date is each day that the New York Stock Exchange is open for business.

The accumulation value is expected to change from valuation period to valuation period, reflecting the net investment experience of the selected portfolios of the Funds, interest earned in the Fixed Account, additional premium payments, withdrawals, as well as the deduction of any applicable charges under the policy. GROWTH IN THE ACCUMULATION VALUE BASED ON INVESTMENTS IN THE ACCOUNT IS NEITHER GUARANTEED NOR PROJECTED.

VALUE OF ACCUMULATION UNITS: The accumulation units of each Subaccount are valued separately. The value of an accumulation unit may change each valuation period according to the net investment performance of the shares purchased by each Subaccount and the daily charge under the policy for mortality and expense risks, and if applicable, any federal and state income tax charges.

CASH SURRENDER VALUE: The amount available for withdrawal, which is the accumulation value less any applicable premium taxes, and, in the case of a full withdrawal, the annual policy fee.

ANNUAL POLICY FEE: An annual policy fee of $25, is deducted from the accumulation value on the last valuation date of each policy year and on a full withdrawal if between policy anniversaries. This charge reimburses Ameritas for the administrative costs of maintaining the policy on Ameritas' system. This charge may be increased to a maximum of $40.

MORTALITY AND EXPENSE RISK CHARGE: Ameritas imposes a charge to compensate it for bearing certain mortality and expense risks under the policies. For assuming these risks, Ameritas makes a daily charge equal to an annual rate of 0.75% (current; 0.95% guaranteed) of the value of the average daily net assets of the Account. This charge is subtracted when determining the daily accumulation unit value. If this charge is insufficient to cover assumed risks, the loss will fall on Ameritas. Conversely, if the charge proves more than sufficient, any excess will be added to Ameritas' surplus. No mortality and expense risk charge is imposed on the Fixed Account.

TAXES: Ameritas will charge and deduct premium taxes as required by state law and in accordance with any applicable company election. Applicable premium tax rates depend upon such factors as the policyowner's current state of residency, and the insurance laws and the status of Ameritas in states where premium taxes are incurred. Currently, premium taxes range from 0% to 3.5% of the premium paid. Applicable premium tax rates are subject to change by legislation, administrative interpretations, or judicial acts. The owner will be notified of any applicable premium taxes.

PARTIAL AND FULL WITHDRAWALS: The owner may make a withdrawal of the policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living, by sending a written request to Ameritas. Withdrawals may be either systematic or elective. Systematic withdrawals provide for an automatic withdrawal, whereas, each elective withdrawal must be elected by the owner. Systematic withdrawals are available on a monthly, quarterly, semi-annual or annual mode. If an annuity option is elected, no partial or full withdrawals may be made after the annuity date except as permitted under the particular annuity option. Systematic or partial withdrawals may be continued after the annuity date, for Qualified Policies, with Ameritas' consent. The amount available for a withdrawal is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any applicable premium taxes, and in the case of a full withdrawal, less the annual policy fee that would be due on the last valuation date of the policy year. The accumulation value may be paid in a lump sum to the owner, or, if elected, all or any part may be paid out under an annuity income option.

SALES COMMISSIONS: No deductions are made from the premium payments for sales charges. Compensation to the sales force is a maximum .5% based on premiums paid for broker/dealers other than AIC, and an asset-based administrative compensation of .10% (annualized).

                                     QD- 10
                              IRS/SEP/SIMPLE/ROTH
                        NO LOAD VARIABLE ANNUITY 2/2000

                               EMPLOYEE BENEFIT PLAN
                               INFORMATION STATEMENT
                               401(A) PENSION/PROFIT SHARING PLANS
AMERITAS LIFE INSURANCE CORP. LOGO
--------------------------------------------------------------------------------

For purchasers of a 401(a) Pension/Profit Sharing Plan, the purpose of this statement is to inform you as an independent Fiduciary of the Employee Benefit Plan, of the Sales Representative's relationship to and compensation from Ameritas Life Insurance Corp. (Ameritas), as well as to describe certain fees and charges under the No Load Variable Annuity Policy being purchased from the Sales Representative.

The Sales Representative is appointed with Ameritas as its Sales Representative and is a Securities Registered Representative. In this position, the Sales Representative is employed to procure and submit to Ameritas applications for contracts, including applications for No Load Variable Annuity.

COMMISSIONS, FEES AND CHARGES

The following commissions, fees and charges apply to No Load Variable Annuity (policy):

SALES COMMISSION: No deductions are made from the premium payments for sales charges. Compensation to the Sales Representative's Broker/ Dealer is a maximum of up to .5% based on premiums paid for broker/dealers other than AIC, and an asset-based administrative compensation of .10 (annualized).

ANNUAL POLICY FEE: An annual policy fee of $25 is deducted from the accumulation value in the policy on the last valuation date of each policy year or on a full withdrawal if between policy anniversaries. This charge reimburses Ameritas for the administrative costs of maintaining the policy on Ameritas system. This charge may be increased to a maximum of $40.

MORTALITY AND EXPENSE RISK CHARGE: Ameritas imposes a charge to compensate it for bearing certain mortality and expense risks under the policies. Ameritas makes a daily charge equal to an annual rate of 0.75% (current; 0.95% guaranteed) of the value of the average daily net assets of the Account under the policies. This charge is subtracted when determining the daily accumulation unit value. If this charge is insufficient to cover assumed risks, the loss will fall on Ameritas. Conversely, if the charge proves more than sufficient, any excess will be added to Ameritas' surplus. No mortality and expense risk charge is imposed on the Fixed Account.

PARTIAL AND FULL WITHDRAWALS: The policyowner may make a withdrawal of the policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living by sending a written request to Ameritas. Withdrawals may be either systematic or elective. Systematic withdrawals provide for an automatic withdrawal, whereas, each elective withdrawal must be elected by the owner. Systematic withdrawals are available on a monthly, quarterly, semi-annual or annual mode. No withdrawals may be made after the annuity date except as permitted under the particular annuity option or as may be permitted under the plan and the Internal Revenue Code and applicable regulations. The amount available for withdrawal is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any applicable premium taxes, and in the case of a full withdrawal, the annual policy fee that would be due on the last valuation date of the policy year. The accumulation value may be paid in a lump sum to the owner, or if elected, all or any part may be paid out under an annuity income option.

TAXES: Ameritas will deduct premium taxes upon receipt of a premium payment or upon annuitization depending upon the requirements of the law of the state of the policyowner's residence. Currently, premium taxes range from 0% to 3.5% of the premium paid, but are subject to change by legislation, administrative interpretations, or judicial act.

FUND INVESTMENT ADVISORY FEES AND EXPENSES: At the direction of the policyowner, the Separate Account LLVA purchases shares of Funds which are available for investment under this policy. The net assets of the Separate Account LLVA will reflect the value of the Fund shares and therefore, investment advisory fees and other expenses of the Funds. A complete description of these fees and expenses is contained in the Funds' Prospectuses.

                                     QD- 11
                                    PENSION
                        NO LOAD VARIABLE ANNUITY 2/2000

PART B                                                 REGISTRATION NO. 333-5529

                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVA
                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                    FLEXIBLE PREMIUM VARIABLE ANNUITY POLICY

                                   OFFERED BY

                          AMERITAS LIFE INSURANCE CORP.
                           (A NEBRASKA STOCK COMPANY)
                                 5900 "O" STREET
                             LINCOLN, NEBRASKA 68510

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Flexible Premium Variable Annuity Policy ("Policy") offered by Ameritas Life Insurance Corp. ("Ameritas"). You may obtain a copy of the Prospectus dated May 1, 2000, by writing Ameritas Life Insurance Corp., 5900 "O" Street, Lincoln, Nebraska 68510, or calling, 1-800-255-9678. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.








Dated: May 1, 2000


TABLE OF CONTENTS

                                                                            PAGE


GENERAL INFORMATION AND HISTORY................................................2
THE POLICY.....................................................................2
  Accumulation Value...........................................................2
  Value of Accumulation Units..................................................2
  Calculation of Performance Data .............................................2
  Total Return ................................................................3
  Performance .................................................................4
  Yields ......................................................................6
GENERAL MATTERS................................................................7
  The Policy...................................................................7
  Non-Participating............................................................7
  Assignment...................................................................7
  Annuity Data.................................................................7
  Ownership....................................................................7
  Joint Annuitants.............................................................8
  IRS Required Distributions...................................................8
FEDERAL TAX MATTERS............................................................8
  Taxation of Ameritas.........................................................8
  Tax Status of the Policies...................................................8
  Qualified Policies...........................................................9
DISTRIBUTION OF THE POLICY.....................................................9
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS........................................10
STATE REGULATION..............................................................10
LEGAL MATTERS.................................................................10
EXPERTS.......................................................................10
OTHER INFORMATION.............................................................10
FINANCIAL STATEMENTS..........................................................10



GENERAL INFORMATION AND HISTORY

In order to supplement the description in the Prospectus, the following provides additional information concerning the company and its history.

Ameritas Life Insurance Corp. Separate Account LLVA ("the Separate Account") is a separate investment account of Ameritas Life Insurance Corp. established under Nebraska Law on October 26, 1995. Ameritas Life Insurance Corp. ("Ameritas") is a stock life insurance company domiciled in Nebraska since 1887. The Home Office of Ameritas is at 5900 "O" Street, Lincoln, Nebraska 68501.

Effective January 1, 1998, Ameritas converted from a mutual insurance company structure to a mutual insurance holding company structure pursuant to the Nebraska Mutual Insurance Holding Company Act. The conversion was approved by the Nebraska State Department of Insurance and the policyowners of the mutual company.

Currently, 31 Subaccounts of the Separate Account are available under the contracts. Each Subaccount invests in a corresponding investment portfolio of Calvert Variable Series, Inc. ("Ameritas Portfolios"); Deutsche Asset Management VIT Funds ("Deutsche VIT"); Calvert Variable Series, Inc. ("CVS Social Portfolios"); Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III (collectively "Fidelity Portfolios"); Berger Institutional Products Trust ("Berger IPT"); the Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT"); Strong Variable Insurance Funds, Inc., Strong Opportunity Fund II, Inc. (collectively "Strong Funds(R)"); or Rydex Variable Trust ("Rydex").

THE POLICY

In order to supplement the description in the Prospectus, the following provides additional information about the Policy which may be of interest to the owners.

ACCUMULATION VALUE
The Accumulation Value of a Policy on each valuation date is equal to:

(1) the aggregate of the values attributable to the Policy in each Subaccount on the valuation date, determined for each Subaccount by multiplying the Subaccount's accumulation unit price by the number of the Subaccount accumulation units allocated to the Policy and/or the net allocation plus interest in the Fixed Account; plus;

(2)      the amount deposited in the Fixed Account, plus interest; less

(3)      any withdrawal made on the valuation date; less

(4) any annual policy fee deducted on that valuation date. In computing the accumulation value, the number of Subaccount accumulation units allocated to the Policy is determined after any transfer among the Subaccounts.

VALUE OF ACCUMULATION UNITS
The value of each Subaccount's accumulation units reflects the investment performance of that Subaccount. The accumulation unit price of each Subaccount shall be calculated by:

(1) multiplying the per share net asset value of the corresponding Fund portfolio on the valuation date by the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus

(2) a daily charge, currently 0.002049% (equivalent to an annual rate of .75%), not to exceed 0.002595% (equivalent to an annual rate of .95% of the average daily net assets), for mortality and expense risks; minus

(3)      any applicable charge for federal and state income taxes, if any; and

(4) dividing the result by the total number of accumulation units held in the Subaccount on the valuation date, before the purchase or redemption of any units on that date.

CALCULATION OF PERFORMANCE DATA
As disclosed in the prospectus, premium payments will be allocated to Separate Account LLVA which has 31 Subaccounts, with the assets of each invested in corresponding portfolios of Ameritas Portfolios, Deutsche VIT, CVS Social Portfolios, Fidelity Portfolios, Berger IPT, Neuberger Berman AMT, Strong Funds or Rydex ("the Funds"), or to the Fixed Account. From time to time Ameritas will advertise the performance data of the portfolios of the Funds.

                                      NLVA
                                      SAI 2

Performance information for any subaccount may be compared, in reports and advertising to: (1) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Donahue Money Market Institutional Averages;
(2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or the Variable Annuity Research and Data Service, widely used independent research firms which rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges and investment management costs.

Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration. Reports and advertising may also contain other information including (i) the ranking of any subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by rating services, companies, publications or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

Standardized average annual total returns will be provided for the period since the subaccounts have been offered in the Separate Account. The tables below are established to demonstrate performance results for each underlying portfolio with charges deducted at the Separate Account level as if the policy had been in force from the commencement of the portfolio. The performance information is based on the historical investment experience of the underlying portfolios and does not indicate or represent future performance.

TOTAL RETURN
Total returns quoted in advertising reflect all aspects of a subaccount's return, including the automatic reinvestment by the separate account of all distributions and any change in the subaccount's value over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the subaccount over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18% which is the steady rate that would equal 100% grown on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the subaccount's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a subaccount.

The subaccounts, other than the Liquid Asset subaccount, will quote average annual returns for the period since offered in the Separate Account, after deducting charges at the Separate Account level. The average annual total returns will be computed by finding the average annual compounded rates of return over a period of one, five, and ten years (or, if less, up to the life of the subaccount), that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1+T)n=ERV where P is a hypothetical investment payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the periods shown. This formula is used to obtain standardized average annual total return. The returns will reflect the mortality and expense risk charge (guaranteed not to exceed .95% on an annual basis), and the annual policy fee. Because there is no surrendercharge, the average annual total return would be the same for the relevant time periods if the contract is continued.

The following table shows the average annual total return on a hypothetical investment in the Subaccounts for the last year, five years, and ten years (or, if less, up to the life of the Subaccount) for the period ending December 31, 1999. Standardized performance is not available for those portfolios which have not previously been available through Separate Account LLVA.

                                      NLVA
                                      SAI 3

            AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING ON 12/31/99



                                                                                           SINCE OFFERED
                                       SUBACCOUNT                                             IN THE
                                     INCEPTION DATE       ONE YEAR          FIVE YEAR    SEPARATE ACCOUNT
                                     --------------       --------          ---------    ----------------

AMERITAS PORTFOLIOS
Ameritas Growth                        05/01/00              NA                  NA                NA
Ameritas Small Capitalization          05/01/00              NA                  NA                NA
Ameritas MidCap Growth                 05/01/00              NA                  NA                NA
Ameritas Growth With Income            05/01/00              NA                  NA                NA
Ameritas Index 500                     05/01/00              NA                  NA                NA

BERGER IPT
Growth                                 01/22/97            45.53%                NA              20.48%
Small Company Growth                   01/22/97            87.56%                NA              28.49%

CVS SOCIAL PORTFOLIOS
Social Small Cap Growth                05/01/00              NA                  NA                NA
Social Mid Cap Growth                  05/01/00              NA                  NA                NA
Social International Equity            05/01/00              NA                  NA                NA
Social Balanced                        05/01/00              NA                  NA                NA

DEUTSCHE VIT
Small Cap Index                        05/01/00              NA                  NA                NA
EAFE Equity Index                      05/01/00              NA                  NA                NA

FIDELITY PORTFOLIOS
VIP High Income: Service Class         05/01/00              NA                  NA                NA
VIPII Contrafund: Service Class        05/01/00              NA                  NA                NA
VIPII Mid Cap: Service Class           05/01/00              NA                  NA                NA
VIPII Investment Grade Bond: Initial
  Class                                05/01/00              NA                  NA                NA

NEUBERGER BERMAN AMT
Limited Maturity Bond                  01/22/97            -1.78%                NA               1.73%
Growth                                 01/22/97            46.79%                NA              25.43%
Partners                               01/22/97             4.07%                NA               9.49%
Balanced                               01/22/97            30.08%                NA              17.24%

RYDEX
Nova                                   05/01/99              NA                  NA               0.57%
Ursa                                   05/01/99              NA                  NA              -0.60%
OTC                                    05/01/99              NA                  NA               7.13%
Precious Metals                        05/01/99              NA                  NA              -2.21%
U.S. Government Bond                   05/01/99              NA                  NA              -1.90%

STRONG FUNDS(R)
Mid Cap Growth Fund II                 01/22/97            86.00%                NA              40.82%
International Stock Fund II            01/22/97            83.33%                NA              11.33%
Opportunity Fund II                    01/22/97            31.41%                NA              21.02%



PERFORMANCE

Quotations of average annual total return may also be shown for a Subaccount for periods prior to the date the Portfolio was offered through the Separate Account, based upon the actual historical performance of the mutual fund Portfolio in which the Subaccount invests. This information reflects all actual charges and deductions of the mutual fund Portfolio and all Separate Account charges and deductions, with respect to the Contracts, that hypothetically would have been made had the Separate Account, with respect to the Contracts, been invested in these Portfolios for all the periods indicated. This is calculated in a manner similar to standardized average annual total return except the total return is based on an initial investment of $30,000.


                                      NLVA
                                      SAI 4

The following table shows the historical average annual total return on an investment in the Subaccounts for the last year, five years, and ten years (or, if less, up to the life of the Portfolio) for the period ending December 31, 1999.

      HISTORICAL AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING ON 12/31/99


                                                                                           TEN YEARS OR
PORTFOLIOS                              INCEPTION         ONE YEAR          FIVE YEAR      LIFE OF FUND
----------                              ---------         --------          ---------      ------------

AMERITAS PORTFOLIOS
Ameritas Growth                         10/29/99             NA                NA               NA
Ameritas Small Capitalization           10/29/99             NA                NA               NA
Ameritas MidCap Growth                  10/29/99             NA                NA               NA
Ameritas Growth With Income             10/29/99             NA                NA               NA
Ameritas Index 500                      10/29/99             NA                NA               NA

BERGER IPT
Growth                                  05/01/96           47.95%              NA             20.65%
Small Company Growth                    05/01/96           89.97%              NA             25.26%

CVS SOCIAL PORTFOLIOS
Social Small Cap Growth                 03/15/95             NA                NA               NA
Social Mid Cap Growth                   07/16/91             NA                NA               NA
Social International Equity             06/30/92             NA                NA               NA
Social Balanced                         09/02/86             NA                NA               NA

DEUTSCHE VIT
Small Cap Index                         08/25/97             NA                NA               NA
EAFE Equity Index                       08/22/97             NA                NA               NA

FIDELITY PORTFOLIOS
VIP High Income: Service Class          09/19/85             NA                NA               NA
VIPII Contrafund: Service Class         01/03/95             NA                NA               NA
VIPII Mid Cap: Service Class            12/28/98             NA                NA               NA
VIPII Investment Grade Bond:
  Initial Class                         12/05/88             NA                NA               NA

NEUBERGER BERMAN AMT
Limited Maturity Bond                   09/10/84            0.64%             4.66%           4.98%*
Growth                                  09/10/84           49.21%            25.37%           14.69%*
Partners                                03/22/94            6.48%            20.07%           16.39%
Balanced                                02/28/89           32.49%            17.86%           11.75%*

RYDEX
Nova                                    05/07/97           17.86%              NA             28.59%
Ursa                                    06/10/97           -14.00%             NA             -19.46%
OTC                                     05/07/97           102.39%             NA             69.77%
Precious Metals                         05/29/97           -23.98%             NA             -2.31%
U.S. Government Bond                    08/18/97           19.17%              NA              4.87%

STRONG FUNDS(R)
Mid Cap Growth Fund II                  12/31/96           88.41%              NA             45.75%
International Stock Fund II             10/20/95           85.75%              NA             13.07%
Opportunity Fund II                     05/08/92           33.83%            22.38%           19.99%


*10 Year Figure

In addition to average annual returns, the Subaccounts, other than the Liquid Asset subaccount, may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. The cumulative total return on an investment in the Subaccounts will be shown for the period of one, five, and ten years (or, if less, up to the life of the subaccount). The returns reflect the mortality and expense risk charge (guaranteed not to exceed
 .95% on an annual basis), and the policy fee. Because there is no surrender charge, the cumulative total return would be the same for the relevant time periods if the contract is continued.

                                      NLVA
                                      SAI 5

The following table shows the historical cumulative total return on an investment of $30,000 in the Subaccounts for the last year, five years, and ten years (or, if less, up to the life of the portfolio) for the period ending December 31, 1999.

        HISTORICAL CUMULATIVE TOTAL RETURN FOR PERIOD ENDING ON 12/31/99

                                                                                           TEN YEARS OR
PORTFOLIOS                              INCEPTION         ONE YEAR          FIVE YEAR      LIFE OF FUND
----------                              ---------         --------          ---------      ------------

AMERITAS PORTFOLIOS
Ameritas Growth                         10/29/99             NA                NA               NA
Ameritas Small Capitalization           10/29/99             NA                NA               NA
Ameritas MidCap Growth                  10/29/99             NA                NA               NA
Ameritas Growth With Income             10/29/99             NA                NA               NA
Ameritas Index 500                      10/29/99             NA                NA               NA

BERGER IPT
Growth                                  05/01/96           47.95%              NA             99.45%
Small Company Growth                    05/01/96           89.97%              NA             128.88%

CVS SOCIAL PORTFOLIOS
Social Small Cap Growth                   03/15/95           NA                NA               NA
Social Mid Cap Growth                     07/16/91           NA                NA               NA
Social International Equity               06/30/92           NA                NA               NA
Social Balanced                           09/02/86           NA                NA               NA

DEUTSCHE VIT
Small Cap Index                           08/25/97           NA                NA               NA
EAFE Equity Index                         08/22/97           NA                NA               NA

FIDELITY PORTFOLIOS
VIP High Income: Service Class            09/19/85           NA                NA               NA
VIPII Contrafund: Service Class           01/03/95           NA                NA               NA
VIPII Mid Cap: Service Class              12/28/98           NA                NA               NA
VIPII Investment Grade Bond: Initial
  Class                                   12/05/88           NA                NA               NA

NEUBERGER BERMAN AMT
Limited Maturity Bond                     09/10/84          0.64%            26.04%           63.58%*
Growth                                    09/10/84         49.21%            210.47%         295.88%*
Partners                                  03/22/94          6.48%            150.14%          142.99%
Balanced                                  02/28/89         32.49%            128.07%         205.39%*

RYDEX
Nova                                      05/07/97         17.86%              NA             95.72%
Ursa                                      06/10/97         -14.00%             NA             -42.69%
OTC                                       05/07/97         102.39%             NA             310.56%
Precious Metals                           05/29/97         -23.98%             NA             -5.35%
U.S. Government Bond                      08/18/97         19.17%              NA              9.20%

STRONG FUNDS(R)
Mid Cap Growth Fund II                    12/31/96         88.41%              NA             210.06%
International Stock Fund II               10/20/95         85.75%              NA             69.08%
Opportunity Fund II                       05/08/92         33.83%            175.19%          305.66%



*10 Year Figure



YIELDS
Some Subaccounts may also advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Subaccount over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage.

Current yield for Liquid Asset Subaccount reflects the income generated by a subaccount over a 7-day period. Current yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical subaccount having one Accumulation Unit at the beginning of the period adjusting for the annual policy fee, and dividing the difference by the


                                      NLVA
                                      SAI 6
value of the Subaccount at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The resulting yield figure is carried to the nearest hundredth of a percent. Effective yield for the Liquid Asset subaccount is calculated in a similar manner to current yield except that investment income is assumed to be reinvested throughout the year at the 7-day rate. Effective yield is obtained by taking the base period returns as computed above, and then compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting one from the result, according to the formula:

              Effective Yield = [(Base Period Return + 1)365/7]-1.

Since the reinvestment of income is assumed in the calculation of effective yield, it will generally be higher than current yield.

The net average yield for the 7-day period ended December 31, 1999 for the Liquid Asset Portfolio was 4.53% and the net effective yield for the 7-day period ended December 31, 1999 for the Liquid Asset Portfolio was 4.63%.

Current yield for subaccounts other than the Liquid Asset subaccount reflects the income generated by a subaccount over a 30-day period. Current yield is calculated by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the formula:

                      Yield = 2[(((a - b ) / cd) + 1)6 - 1]

Where a = net investment income earned during the period by the portfolio company attributable to shares owned by the subaccount, b = expenses accrued for the period (net of reimbursements), c = the average daily number of accumulation units outstanding during the period, and d = the maximum offering price per accumulation unit on the last day of the period. The yield reflects the mortality and expense risk charge and the annual policy fee.

GENERAL MATTERS

THE POLICY
The Policy, the application, any supplemental applications, and any amendments or endorsements make up the entire contract. All statements made in the application, in the absence of fraud, are considered representations and not warranties. Only statements in the application that is attached to the Policy and any supplemental applications made a part of the Policy when a change went into effect can be used to contest a claim or the validity of the Policy. Only the President, Vice President, Secretary or Assistant Secretary of Ameritas can modify the Policy. Any changes must be made in writing, and approved by Ameritas. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions.

NON-PARTICIPATING
The Policies are non-participating. No dividends are payable and the Policies will not share in the profits or surplus earnings of Ameritas.

ASSIGNMENT
Any non-qualified policy and any qualified policy, if permitted by the plan or by law relevant to the plan applicable to the qualified policy, may be assigned by the owner prior to the annuity date and during the annuitant's lifetime. Ameritas is not responsible for the validity of any assignment. No assignment will be recognized until Ameritas receives written notice thereof. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, not withstanding any settlement agreement in effect at the time the assignment was executed. Ameritas shall not be liable as to any payment or other settlement made by Ameritas before receipt of written notice.

ANNUITY DATA
Ameritas will not be liable for obligations which depend on receiving information from a payee until such information is received in a form satisfactory to Ameritas.

OWNERSHIP The owner of the Policy on the policy date is the annuitant, unless otherwise specified in the application. During an annuitant's lifetime, all rights and privileges under this Policy may generally be exercised solely by the owner. While an annuitant is living, the owner generally has the sole right to receive all benefits and exercise all rights granted by the Policy or Ameritas. The owner may name both primary and contingent beneficiaries. Subject to the rights of any irrevocable beneficiary and any assignee of record, all rights, options, and privileges belong to the owner, while the annuitant is living.



                                      NLVA
                                      SAI 7

If the owner and annuitant are not the same individual and the owner dies, the owner's designated beneficiary becomes the new owner, or the owner's estate if there is no surviving owner's designated beneficiary on death of the owner. If the owner/annuitant are the same, and the owner/annuitant dies before the annuity date, the owner's designated beneficiary will have no rights in the Policy unless the owner's designated beneficiary is also the annuitant's designated beneficiary. On the annuity date, annuity income option payments are payable to the annuitant(s). Once a fixed annuity income option is selected, the Policy will end and Ameritas will issue a supplemental Policy to the annuitant(s) to describe the terms of the option selected. The supplemental Policy will also name who will receive payments and when payments will be made.

In order to change the owner of the Policy or assign Policy rights, an assignment of the Policy must be made in writing and filed with Ameritas at its Home Office. Assignment of the Policy may be a taxable event. The change will take effect as of the date the change is recorded at the Home Office, and Ameritas will not be liable for any payment made or action taken before the change is recorded. The payment of proceeds is subject to the rights of any assignee of record. A change in the owner will be valid only upon absolute and complete assignment of the Policy. A collateral assignment is not a change of ownership.

JOINT ANNUITANTS
The owner may name joint annuitants on the Policy application. The joint annuitants must meet Ameritas' underwriting requirements. An annuitant may not be replaced. The annuity date shall be determined based on the date of birth of the younger joint annuitant.

IRS REQUIRED DISTRIBUTIONS
If the owner dies before the entire interest in the Policy is distributed, the value of the Policy must be distributed as described in this section so that the Policy qualifies as an annuity under the Code. If the owner is not an individual, death of the last surviving annuitant will be treated as death of the owner.

If the death of the owner occurs on or after the annuity date, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If the death occurs before the annuity date, and the owner and the annuitant are not the same person, the entire interest in the Policy will be distributed within five years after date of death or be used to purchase an immediate annuity under which payments will begin within one year of the owner's death and will be made for the life of the owner's designated beneficiary or for a period not extending beyond the life expectancy of that beneficiary.

Ameritas reserves the right to require proof of the Owner's death.


If the owner's interest is payable to (or for the benefit of) the surviving spouse of the owner, the surviving spouse will be treated as the original owner for purposes of applying the above distribution requirements, even if the original owner was actually the same person as the annuitant.

FEDERAL TAX MATTERS

TAXATION OF AMERITAS
Ameritas is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Separate Account is not an entity separate from Ameritas and its operations form a part of Ameritas, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Policy values. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing federal income tax law, Ameritas believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.

TAX STATUS OF THE POLICIES
Section 817(h) of the Code provides in substance that Section 72 of the Code will not apply and Ameritas will not be treated as the owner of the assets of the Separate Account unless the investments made by the Separate Account are "adequately diversified" in accordance with regulations prescribed by the Secretary of Treasury (the "Treasury"). If the segregated account is not "adequately diversified" any increase in the value of a variable annuity contract will be taxed currently to the owner. The Separate Account, through the Funds, intends to comply with the diversification requirements prescribed by Treasury regulations which affect how the Funds' assets may be invested. Although Ameritas does not directly control the Funds, it has entered into an agreement regarding participation in the Funds, which requires the Funds to be operated in compliance with the requirements prescribed by the Treasury.


                                      NLVA
                                      SAI 8

QUALIFIED POLICIES
The Policies are designed for use with several types of qualified plans. The following are brief descriptions of qualified plans with which the policies may be used:

a. H.R. 10 Plans--Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees. Such plans commonly are referred to as "H.R. 10" or "Keogh" plans. Taxation of plan participants depends on the specified plan.

         The Code governs such plans with respect to maximum contributions, distribution dates, non-forfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form preapproved by the Internal Revenue Service, is adopted and implemented by the employer. When issued in connection with H.R. 10 plans, a Policy may be subject to special requirements to conform to the requirements under such plans.

b. Individual Retirement Annuities--Section 408 of the Code permits certain individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or an "IRA." IRAs are subject to limitations on eligibility, maximum contributions, and time of distribution. Distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of a Policy for use with an IRA may be subject to special requirements of the Internal Revenue Service. Purchasers of a Policy for such purposes will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

c. Roth IRAs--Section 408A of the Code permits certain individuals to an individual retirement program known as a "Roth Individual Retirement Annuity" or a "Roth IRA." Roth IRAs are subject to limits on eligibility and maximum contributions. Unlike regular IRAs, Roth IRAs are not subject to minimum distribution requirements at age 701/2. In addition, certain qualified distributions from a Roth IRA may not be subject to federal income tax on withdrawal. Distributions from other types of qualified plans may not, as a general rule, be rolled over to a Roth IRA. However, a regular IRA can be converted to a Roth IRA in certain circumstances. Sales of a Policy for use as a Roth IRA may be subject to special requirements of the Internal Revenue Service. Purchasers of a Roth IRA Policy will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

d. SIMPLE IRAs--Section 408(p) of the Code permits certain small employers to establish a "SIMPLE Individual Annuity" or "SIMPLE IRA" plan for the benefit of its eligible employees. Employers who maintain SIMPLE IRA plans make a specified amount of either matching or non-elective contributions to SIMPLE IRAs of eligible employees. Employees may also make salary deferred contributions to their SIMPLE IRAs. The Code specifies limits on eligibility, contributions, and the timing of distributions, among other things. Sales of SIMPLE IRAs may be subject to special requirements of the Internal Revenue Service. Purchasers of a SIMPLE IRA Policy will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

e. Corporation Pension and Profit Sharing Plans--Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of Policies in order to provide benefits under the plans.

Generally, where the Policy is purchased by a qualified plan, the tax-deferral feature is provided through the qualified plan and the tax-deferral feature of the Policy is not necessary and does not provide any additional tax deferred treatment of earnings.

The Policy does provide features unavailable in other products, such as lifetime income payments, family protection through the death benefit, and certain guarantees of fees and expenses. Fees imposed by the Policy may be higher than alternative investments, such as mutual funds, as a result of offering these features.

DISTRIBUTION OF THE POLICY

Ameritas Investment Corp. ("AIC"), the principal underwriter of the Policies, is registered with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. AIC is wholly owned by AMAL Corporation. Ameritas owns a majority interest in AMAL Corporation.


                                      NLVA
                                      SAI 9

The Policies are offered to the public directly from Ameritas, with salaried employees who are registered representatives of AIC and who will not receive compensation related to the purchase. The Policies may also be purchased through brokers licensed under the federal securities laws and state insurance laws, and properly licensed banking institutions that have entered into agreements with AIC. The offering of the Policies is continuous and AIC may discontinue the offering of this policy in certain states and continue to offer it in other states.

Gross variable annuity compensation for the Policies and for all other variable annuity policies issued by Ameritas totaled $14,034 for 1999, $10,129 for 1998, and $4,677 for 1997.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

Title to assets of the Separate Account is held by Ameritas. The assets are kept physically segregated and held separate and apart from Ameritas' general account assets. Accumulation values deposited or transferred to the Fixed Account are held in the General Account of Ameritas. Records are maintained of all purchases and redemptions of eligible portfolio shares held by each of the Subaccounts.

STATE REGULATION

Ameritas is a stock life insurance company organized under the laws of Nebraska, and is subject to regulation by the Nebraska State Department of Insurance. An annual statement is filed with the Nebraska Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of Ameritas as of December 31 of the preceding calendar year. Periodically, the Nebraska Commissioner of Insurance examines the financial condition of Ameritas, including the liabilities and reserves of the Separate Account.

In addition, Ameritas is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review process. Where required by state law or regulation, the Policy will be modified accordingly.

LEGAL MATTERS

All matters of Nebraska law pertaining to the validity of the Policy and Ameritas' right to issue such Policies under Nebraska law have been passed upon by Donald R. Stading, Senior Vice President, Secretary and Corporate General Counsel of Ameritas.

EXPERTS

The consolidated financial statements of Ameritas as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of the subaccounts of Separate Account LLVA as of December 31, 1999, and for each of the two years in the period then ended, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, 1040 NBC Center, Lincoln, Nebraska 68508, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

OTHER INFORMATION

A registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the Prospectus. Statements contained in this Statement of Additional Information and the Prospectus concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The financial statements of Ameritas, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of Ameritas to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.


                                      NLVA
                                     SAI 10

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Ameritas Life Insurance Corp.
Lincoln, Nebraska

We have audited the accompanying statement of net assets of each of the subaccounts of Ameritas Life Insurance Corp. Separate Account LLVA, (comprising, respectively, the Balanced Portfolio, Growth Portfolio, Partners Portfolio, Limited Maturity Bond Portfolio, and Liquid Assets Portfolio of the Neuberger & Berman Advisers Management Trust; the International Stock Fund II Portfolio, and Growth Fund II Portfolio of the Strong Variable Insurance Funds, Inc.; the Opportunity Fund II, Inc. Portfolio of the Strong Opportunity Fund II, Inc.; the 100 Fund Portfolio, and Small Company Growth Portfolio of the Berger Institutional Products Trust; and the Nova Portfolio (commenced November 1,
1999), OTC Portfolio (commenced July 25, 1999), Precious Metals Portfolio (commenced August 13, 1999), Ursa Portfolio (commenced November 1, 1999), and U.S. Government Bond Portfolio (commenced July 20, 1999) of the Rydex Variable Trust) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting Ameritas Life Insurance Corp. Separate Account LLVA as of December 31, 1999, and the results of its operations and changes in net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP

Lincoln, Nebraska
February 5, 2000

                                     F-I- 1

                         AMERITAS LIFE INSURANCE CORP.

                             SEPARATE ACCOUNT LLVA
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1999

ASSETS
INVESTMENTS AT NET ASSET VALUE:
  NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST:
     Balanced Portfolio -- 9,294.566 shares at $20.89 per
      share (cost $198,972).................................  $  194,163
     Growth Portfolio -- 6,082.216 shares at $37.27 per
      share (cost $149,906).................................     226,684
     Partners Portfolio -- 47,085.126 shares at $19.64 per
      share (cost $828,026).................................     924,752
     Limited Maturity Bond Portfolio -- 26,151.811 shares at
      $13.24 per share (cost $402,519)......................     346,250
     Liquid Assets Portfolio -- 2,148,442.540 shares at
      $1.00 per share (cost $2,148,442).....................   2,148,442
  STRONG VARIABLE INSURANCE FUNDS, INC.:
     International Stock Fund II Portfolio -- 19,808.985
      shares at $16.37 per share (cost $202,428)............     324,273
     Growth Fund II Portfolio -- 25,081.593 shares at $30.37
      per share (cost $373,513).............................     761,728
  STRONG OPPORTUNITY FUND II, INC.:
     Opportunity Fund II, Inc. Portfolio -- 27,553.944
      shares at $25.99 per share (cost $536,638)............     716,127
  BERGER INSTITUTIONAL PRODUCTS TRUST:
     100 Fund Portfolio -- 20,888.554 shares at $19.22 per
      share (cost $279,751).................................     401,478
     Small Company Growth Portfolio -- 5,154.773 shares at
      $23.51 per share (cost $42,671).......................     121,189
  RYDEX VARIABLE TRUST:
     Nova Portfolio -- 25,153.351 shares at $18.57 per share
      (cost $414,742).......................................     467,098
     OTC Portfolio -- 50,402.216 shares at $38.52 per share
      (cost $1,388,682).....................................   1,941,493
     Precious Metals Portfolio -- 7,336.787 shares at $5.43
      per share (cost $22,258)..............................      39,839
     Ursa Portfolio -- 1,086.098 shares at $5.35 per share
      (cost $4,440).........................................       5,811
     U.S. Governments Bond Portfolio -- 0 shares at $10.17
      per share (cost $0)...................................          --
                                                              ----------
NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS..............  $8,619,327
                                                              ==========

The accompanying notes are an integral part of these financial statements.

                                     F-I- 2

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     F-I- 3

                         AMERITAS LIFE INSURANCE CORP.

                             SEPARATE ACCOUNT LLVA
                            STATEMENT OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                       NEUBERGER & BERMAN
                                                                    ADVISERS MANAGEMENT TRUST
                                                        -------------------------------------------------
                                                                      BALANCED      GROWTH      PARTNERS
                                                          TOTAL       PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                        ----------    ---------    ---------    ---------
                        1999
INVESTMENT INCOME:
  Dividend distributions received...................    $  120,208    $  5,296      $    --     $ 13,593
  Mortality and expense risk charge.................        36,383       1,758        1,223        7,592
                                                        ----------    --------      -------     --------
NET INVESTMENT INCOME (LOSS)........................        83,825       3,538       (1,223)       6,001
                                                        ==========    ========      =======     ========
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain distributions...................       109,590       7,846        8,335       23,641
  Net change in unrealized appreciation
     (depreciation).................................     1,545,596      32,450       69,918       50,876
                                                        ----------    --------      -------     --------
NET GAIN (LOSS) ON INVESTMENTS......................     1,655,186      40,296       78,253       74,517
                                                        ----------    --------      -------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................    $1,739,011    $ 43,834      $77,030     $ 80,518
                                                        ==========    ========      =======     ========
                        1998
INVESTMENT INCOME:
  Dividend distributions received...................    $   65,389    $  5,727      $    --     $  2,423
  Mortality and expense risk charge.................        23,840       3,102          680        5,837
                                                        ----------    --------      -------     --------
NET INVESTMENT INCOME (LOSS)........................        41,549       2,625         (680)      (3,414)
                                                        ----------    --------      -------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain distributions...................       145,859      40,221       20,701       76,334
  Net change in unrealized appreciation
     (depreciation).................................       (11,596)    (45,597)      (1,241)     (13,224)
                                                        ----------    --------      -------     --------
NET GAIN (LOSS) ON INVESTMENTS......................       134,263      (5,376)      19,460       63,110
                                                        ----------    --------      -------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................    $  175,812    $ (2,751)     $18,780     $ 59,696
                                                        ==========    ========      =======     ========

The accompanying notes are an integral part of these financial statements.

                                     F-I- 4

   NEUBERGER & BERMAN            STRONG VARIABLE         STRONG OPP.    BERGER INSTITUTIONAL
ADVISERS MANAGEMENT TRUST     INSURANCE FUNDS, INC.     FUND II, INC.      PRODUCTS TRUST
-------------------------   -------------------------   -------------   ---------------------
 LIMITED                    INTERNATIONAL                                             SMALL
MATURITY                        STOCK        GROWTH      OPPORTUNITY                 COMPANY
  BOND      LIQUID ASSETS      FUND II       FUND II    FUND II, INC.   100 FUND     GROWTH
PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO   PORTFOLIO
---------   -------------   -------------   ---------   -------------   ---------   ---------
$ 66,658       $33,383        $    497      $     --      $     --      $     63     $    --
   4,403         5,836           1,412         3,708         4,758         2,083         621
--------       -------        --------      --------      --------      --------     -------
  62,255        27,547            (915)       (3,708)       (4,758)       (2,020)       (621)
========       =======        ========      ========      ========      ========     =======
      --            --              --           590        66,251            --          --
 (55,575)           --         147,900       356,797       133,584       125,813      65,784
--------       -------        --------      --------      --------      --------     -------
 (55,575)           --         147,900       357,387       199,835       125,813      65,784
--------       -------        --------      --------      --------      --------     -------
$  6,680       $27,547        $146,985      $353,679      $195,077      $123,793     $65,163
========       =======        ========      ========      ========      ========     =======
$ 32,282       $22,523        $    918      $     --      $  1,124      $    355     $    37
   5,226         3,658             775           707         1,574         1,683         598
--------       -------        --------      --------      --------      --------     -------
  27,056        18,865             143          (707)         (450)       (1,328)       (561)
--------       -------        --------      --------      --------      --------     -------
      --            --              --            --         8,510            93          --
  (4,691)           --         (13,898)       29,108        43,282        (6,259)        924
--------       -------        --------      --------      --------      --------     -------
  (4,691)           --         (13,898)       29,108        51,792        (6,166)        924
--------       -------        --------      --------      --------      --------     -------
$ 22,365       $18,865        $(13,755)     $ 28,401      $ 51,342      $ (7,494)    $   363
========       =======        ========      ========      ========      ========     =======

                                     F-I- 5

                         AMERITAS LIFE INSURANCE CORP.

                             SEPARATE ACCOUNT LLVA
                            STATEMENT OF OPERATIONS
                FOR THE YEARS ENDING DECEMBER 31, 1999 AND 1998

                                                                         RYDEX VARIABLE TRUST
                                                              ------------------------------------------
                                                                                              PRECIOUS
                                                                  NOVA           OTC           METALS
                                                              PORTFOLIO(1)   PORTFOLIO(2)   PORTFOLIO(3)
                                                              ------------   ------------   ------------
1999
INVESTMENT INCOME:
  Dividend distributions received..........................     $    --        $     --       $     3
  Mortality and expense risk charge........................         619           2,138           107
                                                                -------        --------       -------
NET INVESTMENT INCOME (LOSS)...............................        (619)         (2,138)         (104)
                                                                -------        --------       -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain distributions..........................          --           1,440         1,487
  Net change in unrealized appreciation (depreciation).....      52,356         552,812        17,581
                                                                -------        --------       -------
NET GAIN (LOSS) ON INVESTMENTS.............................      52,356         554,252        19,068
                                                                -------        --------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...............................................     $51,737        $552,114       $18,964
                                                                =======        ========       =======

1998
INVESTMENT INCOME:
  Dividend distributions received..........................     $    --        $     --       $    --
  Mortality and expense risk charge........................          --              --            --
                                                                -------        --------       -------
NET INVESTMENT INCOME (LOSS)...............................          --              --            --
                                                                -------        --------       -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain distributions..........................          --              --            --
  Net change in unrealized appreciation (depreciation).....          --              --            --
                                                                -------        --------       -------
NET GAIN (LOSS) ON INVESTMENTS.............................          --              --            --
                                                                -------        --------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...............................................     $    --        $     --       $    --
                                                                =======        ========       =======

---------------
(1) Commenced business 11/01/99
(2) Commenced business 07/25/99
(3) Commenced business 08/13/99
(4) Commenced business 11/01/99
(5) Commenced business 07/20/99

The accompanying notes are an integral part of these financial statements.

                                     F-I- 6

            RYDEX VARIABLE TRUST
       -------------------------------
                       U.S. GOVERNMENT
           URSA             BOND
       PORTFOLIO(4)     PORTFOLIO(5)
       ------------    ---------------
          $   --           $   715
               8               117
          ------           -------
              (8)              598
          ------           -------
              --                --
           1,371            (6,071)
          ------           -------
           1,371            (6,071)
          ------           -------
          $1,363           $(5,473)
          ======           =======

          $   --           $    --
              --                --
          ------           -------
              --                --
          ------           -------
              --                --
              --                --
          ------           -------
              --                --
          ------           -------
          $   --           $    --
          ======           =======

                                     F-I- 7

                         AMERITAS LIFE INSURANCE CORP.
                             SEPARATE ACCOUNT LLVA
                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                         NEUBERGER & BERMAN
                                                                     ADVISERS MANAGEMENT TRUST
                                                                 ----------------------------------
                                                                 BALANCED     GROWTH      PARTNERS
                                                      TOTAL      PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                    ----------   ---------   ---------   ----------
                      1999
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)..................    $   83,825   $   3,538   $ (1,223)   $    6,001
  Net realized gain distributions...............       109,590       7,846      8,335        23,641
  Net change in unrealized appreciation
     (depreciation).............................     1,545,596      32,450     69,918        50,876
                                                    ----------   ---------   --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS...............................     1,739,011      43,834     77,030        80,518
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS..................................     2,403,523    (183,059)   (18,448)     (260,255)
                                                    ----------   ---------   --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........     4,142,534    (139,225)    58,582      (179,737)
                                                    ----------   ---------   --------    ----------
NET ASSETS AT JANUARY 1, 1999...................     4,476,793     333,388    168,102     1,104,489
                                                    ----------   ---------   --------    ----------
NET ASSETS AT DECEMBER 31, 1999.................    $8,619,327   $ 194,163   $226,684    $  924,752
                                                    ==========   =========   ========    ==========
                      1998
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)..................    $   41,549   $   2,625   $   (680)   $   (3,414)
  Net realized gain distributions...............       145,859      40,221     20,701        76,334
  Net change in unrealized appreciation
     (depreciation).............................       (11,596)    (45,597)    (1,241)      (13,224)
                                                    ----------   ---------   --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS...............................       175,812      (2,751)    18,780        59,696
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS..................................     2,282,739     119,564     76,318       459,751
                                                    ----------   ---------   --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........     2,458,551     116,813     95,098       519,447
                                                    ----------   ---------   --------    ----------
NET ASSETS AT JANUARY 1, 1998...................     2,018,242     216,575     73,004       585,042
                                                    ----------   ---------   --------    ----------
NET ASSETS AT DECEMBER 31, 1998.................    $4,476,793   $ 333,388   $168,102    $1,104,489
                                                    ==========   =========   ========    ==========

The accompanying notes are an integral part of these financial statements.

                                     F-I- 8

        NEUBERGER & BERMAN            STRONG VARIABLE         STRONG OPP.      BERGER INSTITUTIONAL
    ADVISERS MANAGEMENT TRUST      INSURANCE FUNDS, INC.     FUND II, INC.        PRODUCTS TRUST
    --------------------------   -------------------------   -------------   -------------------------
     LIMITED                     INTERNATIONAL
     MATURITY                        STOCK        GROWTH      OPPORTUNITY                SMALL COMPANY
       BOND      LIQUID ASSETS      FUND II       FUND II    FUND II, INC.   100 FUND       GROWTH
    PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
    ----------   -------------   -------------   ---------   -------------   ---------   -------------
    $   62,255    $   27,547       $   (915)     $ (3,708)     $ (4,758)     $ (2,020)     $   (621)
            --            --             --           590        66,251            --            --
       (55,575)           --        147,900       356,797       133,584       125,813        65,784
    ----------    ----------       --------      --------      --------      --------      --------
         6,680        27,547        146,985       353,679       195,077       123,793        65,163
      (842,763)    1,619,293         51,106       188,118       (29,658)       78,530       (34,877)
    ----------    ----------       --------      --------      --------      --------      --------
      (836,083)    1,646,840        198,091       541,797       165,419       202,323        30,286
    ----------    ----------       --------      --------      --------      --------      --------
     1,182,333       501,602        126,182       219,931       550,708       199,155        90,903
    ----------    ----------       --------      --------      --------      --------      --------
    $  346,250    $2,148,442       $324,273      $761,728      $716,127      $401,478      $121,189
    ==========    ==========       ========      ========      ========      ========      ========
    $   27,056    $   18,865       $    143      $   (707)     $   (450)     $ (1,328)     $   (561)
            --            --             --            --         8,510            93            --
        (4,691)           --        (13,898)       29,108        43,282        (6,259)          924
    ----------    ----------       --------      --------      --------      --------      --------
        22,365        18,865        (13,755)       28,401        51,342        (7,494)          363
       658,736       182,137         76,345       172,715       454,387        56,778        26,008
    ----------    ----------       --------      --------      --------      --------      --------
       681,101       201,002         62,590       201,116       505,729        49,284        26,371
    ----------    ----------       --------      --------      --------      --------      --------
       501,232       300,600         63,592        18,815        44,979       149,871        64,532
    ----------    ----------       --------      --------      --------      --------      --------
    $1,182,333    $  501,602       $126,182      $219,931      $550,708      $199,155      $ 90,903
    ==========    ==========       ========      ========      ========      ========      ========

                                     F-I- 9

                         AMERITAS LIFE INSURANCE CORP.
                             SEPARATE ACCOUNT LLVA
                       STATEMENT OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDING DECEMBER 31, 1999 AND 1998

                                                                       RYDEX VARIABLE TRUST
                                                   ------------------------------------------------------------
                                                                                     PRECIOUS
                                                       NOVA            OTC            METALS           URSA
                                                   PORTFOLIO(1)    PORTFOLIO(2)    PORTFOLIO(3)    PORTFOLIO(4)
                                                   ------------    ------------    ------------    ------------
                     1999
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss).................      $   (619)      $   (2,138)      $  (104)         $   (8)
  Net realized gain distributions..............            --            1,440         1,487              --
  Net change in unrealized appreciation
     (depreciation)............................        52,356          552,812        17,581           1,371
                                                     --------       ----------       -------          ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................        51,737          552,114        18,964           1,363
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS.................................       415,361        1,389,379        20,875           4,448
                                                     --------       ----------       -------          ------
TOTAL INCREASE (DECREASE) IN NET ASSETS........       467,098        1,941,493        39,839           5,811
                                                     --------       ----------       -------          ------
NET ASSETS AT JANUARY 1, 1999..................            --               --            --              --
                                                     --------       ----------       -------          ------
NET ASSETS AT DECEMBER 31, 1999................      $467,098       $1,941,493       $39,839          $5,811
                                                     ========       ==========       =======          ======
                     1998
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss).................      $     --       $       --       $    --          $   --
  Net realized gain distributions..............            --               --            --              --
  Net change in unrealized appreciation
     (depreciation)............................            --               --            --              --
                                                     --------       ----------       -------          ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................            --               --            --              --
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS.................................            --               --            --              --
                                                     --------       ----------       -------          ------
TOTAL INCREASE (DECREASE) IN NET ASSETS........            --               --            --              --
                                                     --------       ----------       -------          ------
NET ASSETS AT JANUARY 1, 1998..................            --               --            --              --
                                                     --------       ----------       -------          ------
NET ASSETS AT DECEMBER 31, 1998................      $     --       $       --       $    --          $   --
                                                     ========       ==========       =======          ======

---------------
(1) Commenced business 11/01/99
(2) Commenced business 07/25/99
(3) Commenced business 08/13/99
(4) Commenced business 11/01/99
(5) Commenced business 07/20/99

The accompanying notes are an integral part of these financial statements.

                                    F-I- 10

    RYDEX VARIABLE TRUST
    --------------------
      U.S. GOVERNMENT
     BOND PORTFOLIO(5)
    --------------------
          $   598
               --
           (6,071)
          -------
           (5,473)
            5,473
          -------
               --
          -------
               --
          -------
          $    --
          =======
          $    --
               --
               --
          -------
               --
               --
          -------
               --
          -------
               --
          -------
          $    --
          =======

                                    F-I- 11

                         AMERITAS LIFE INSURANCE CORP.
                             SEPARATE ACCOUNT LLVA
                         NOTES TO FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Ameritas Life Insurance Corp. Separate Account LLVA (the Account) was established under Nebraska law on October 26, 1995. The assets of the Account are held by Ameritas Life Insurance Corp. (ALIC) and are segregated from all of ALIC's other assets.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1999 there are fifteen subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of the Neuberger & Berman Advisers Management Trust which is a diversified open-end management investment company managed by Neuberger & Berman Management Incorporated. Two of the subaccounts invest only in a corresponding Portfolio of the Berger Institutional Products Trust which is a diversified open-end management investment company managed by Berger Associates. Two of the subaccounts invest only in a corresponding Portfolio of the Strong Variable Insurance Funds, Inc. and one subaccount invests only in a corresponding Portfolio of Strong Opportunity Fund II, Inc. Both funds are diversified open-end management investment companies and are managed by Strong Capital Management, Inc. Five of the subaccounts invest only in a corresponding Portfolio of the Rydex Variable Trust which is a diversified open-end management investment company managed by PADCO Advisors II, Inc. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

The assets of the account are carried at the net asset value of the underlying Portfolios. The value of the Policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

FEDERAL AND STATE TAXES

The operations of the Account are included in the federal income tax return of ALIC, which is taxed as a life insurance company under the Internal Revenue Code. ALIC has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, ALIC does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

2. POLICYOWNER CHARGES

ALIC charges the account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyowner, including the Fixed Account option which is not reflected in this separate account.

                                    F-I- 12

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    F-I- 13

                         AMERITAS LIFE INSURANCE CORP.

                             SEPARATE ACCOUNT LLVA
                         NOTES TO FINANCIAL STATEMENTS

3. SHARES OWNED

The Account invests in shares of mutual funds. Share activity and total shares owned are as follows:

                                                 NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                                     --------------------------------------------------------------------
                                                                               LIMITED
                                                                               MATURITY
                                      BALANCED      GROWTH       PARTNERS        BOND       LIQUID ASSETS
                                     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO
                                     ----------    ---------    ----------    ----------    -------------
Shares owned at January 1, 1999...   20,403.196    6,394.129    58,345.968    85,552.309      501,601.800
Shares acquired...................   11,092.570    7,414.546    18,749.760    37,315.834    8,918,932.430
Shares disposed of................   22,201.200    7,726.459    30,010.602    96,716.332    7,272,091.690
                                     ----------    ---------    ----------    ----------    -------------
Shares owned at December 31,
  1999............................    9,294.566    6,082.216    47,085.126    26,151.811    2,148,442.540
                                     ==========    =========    ==========    ==========    =============

Shares owned at January 1, 1998...   12,167.134    2,390.452    28,400.091    35,498.016      300,600.080
Shares acquired...................   50,129.086    4,473.475    44,871.307    51,682.206    4,371,682.690
Shares disposed of................   41,893.024      469.798    14,925.430     1,627.913    4,170,680.970
                                     ----------    ---------    ----------    ----------    -------------
Shares owned at December 31,
  1998............................   20,403.196    6,394.129    58,345.968    85,552.309      501,601.800
                                     ==========    =========    ==========    ==========    =============

---------------
(1) Commenced business 11/01/99

                                    F-I- 14

     STRONG VARIABLE          STRONG OPP.     BERGER INSTITUTIONAL        RYDEX
  INSURANCE FUNDS, INC.      FUND II, INC.       PRODUCTS TRUST       VARIABLE TRUST
--------------------------   -------------   ----------------------   --------------
INTERNATIONAL                                               SMALL
    STOCK         GROWTH      OPPORTUNITY                  COMPANY
   FUND II       FUND II     FUND II, INC.    100 FUND     GROWTH          NOVA
  PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO(1)
-------------   ----------   -------------   ----------   ---------   --------------
 14,371.502     13,728.553    25,354.875     15,450.336   7,402.572             --
 27,156.996     20,587.953    18,843.245     27,535.173   4,621.412    159,527.784
 21,719.513      9,234.913    16,644.176     22,096.955   6,869.211    134,374.433
 ----------     ----------    ----------     ----------   ---------    -----------
 19,808.985     25,081.593    27,553.944     20,888.554   5,154.773     25,153.351
 ==========     ==========    ==========     ==========   =========    ===========

  6,823.144      1,511.266     2,072.755     13,489.758   5,350.946             --
  8,593.796     16,051.054    25,586.526     38,729.529   2,807.857             --
  1,045.438      3,833.767     2,304.406     36,768.951     756.231             --
 ----------     ----------    ----------     ----------   ---------    -----------
 14,371.502     13,728.553    25,354.875     15,450.336   7,402.572             --
 ==========     ==========    ==========     ==========   =========    ===========

                                    F-I- 15

                         AMERITAS LIFE INSURANCE CORP.

                             SEPARATE ACCOUNT LLVA
                         NOTES TO FINANCIAL STATEMENTS

3. SHARES OWNED -- (CONTINUED)

The Account invests in shares of mutual funds. Share activity and total shares owned are as follows:

                                                                      RYDEX VARIABLE TRUST
                                                  ------------------------------------------------------------
                                                                                                      U.S.
                                                                    PRECIOUS                       GOVERNMENT
                                                      OTC            METALS           URSA            BOND
                                                  PORTFOLIO(1)    PORTFOLIO(2)    PORTFOLIO(3)    PORTFOLIO(4)
                                                  ------------    ------------    ------------    ------------
Shares owned at January 1, 1999...............             --              --              --              --
Shares acquired...............................     67,757.247      34,040.249      40,249.504      12,021.304
Shares disposed of............................     17,355.031      26,703.462      39,163.406      12,021.304
                                                   ----------      ----------      ----------      ----------
Shares owned at December 31, 1999.............     50,402.216       7,336.787       1,086.098              --
                                                   ==========      ==========      ==========      ==========
Shares owned at January 1, 1998...............             --              --              --              --
Shares acquired...............................             --              --              --              --
Shares disposed of............................             --              --              --              --
                                                   ----------      ----------      ----------      ----------
Shares owned at December 31, 1998.............             --              --              --              --
                                                   ==========      ==========      ==========      ==========

---------------
(1) Commenced business 07/25/99
(2) Commenced business 08/13/99
(3) Commenced business 11/01/99
(4) Commenced business 07/20/99

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Ameritas Life Insurance Corp.
Lincoln, Nebraska

We have audited the accompanying consolidated balance sheets of Ameritas Life Insurance Corp. (a wholly owned subsidiary of Ameritas Holding Company) and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Ameritas Life Insurance Corp. and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP

Lincoln, Nebraska
February 5, 2000

                                    F-II- 1

                         AMERITAS LIFE INSURANCE CORP.
                          CONSOLIDATED BALANCE SHEETS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    DECEMBER 31
                                                              -----------------------
                                                                 1999         1998
                                                              ----------   ----------
ASSETS
Investments:
  Fixed maturity securities held to maturity (fair value
     $582,445 -- 1999, $620,543 -- 1998)....................  $  590,661   $  586,419
  Fixed maturity securities available for sale (amortized
     cost $373,762 -- 1999, $466,025 -- 1998)...............     364,388      484,491
  Redeemable preferred stock -- affiliate...................      25,000           --
  Equity securities (cost $70,421 -- 1999,
     $59,411 -- 1998).......................................     159,819      121,905
  Mortgage loans on real estate.............................     245,058      222,151
  Loans on insurance policies...............................      37,645       29,047
  Real estate, less accumulated depreciation
     ($13,083 -- 1999, $17,431 -- 1998).....................      25,319       33,420
  Other investments.........................................      47,416       45,104
  Short-term investments....................................         295        1,341
                                                              ----------   ----------
          Total investments.................................   1,495,601    1,523,878
Cash and cash equivalents...................................      47,538       79,019
Accrued investment income...................................      19,025       20,104
Deferred policy acquisition costs...........................     207,117      171,201
Property and equipment, less accumulated depreciation
  ($31,001 -- 1999, $31,985 -- 1998)........................      23,829       20,946
Reinsurance receivable -- affiliate.........................      35,921           --
Other assets................................................      22,339       21,903
Closed block assets.........................................     308,490      309,326
Separate accounts...........................................   2,728,169    1,954,931
                                                              ----------   ----------
          TOTAL.............................................  $4,888,029   $4,101,308
                                                              ==========   ==========
LIABILITIES AND STOCKHOLDER'S EQUITY
Policy and contract reserves................................  $  106,097   $  100,190
Policy and contract claims..................................      30,091       29,823
Accumulated contract values.................................     965,246    1,019,849
Unearned policy charges.....................................      11,343       12,160
Unearned reinsurance ceded allowance........................       1,768        1,480
Federal income taxes--
  Current...................................................       7,660        6,710
  Deferred..................................................      52,690       50,795
Other liabilities...........................................      45,757       45,509
Closed block liabilities....................................     334,769      334,622
Separate accounts...........................................   2,728,169    1,954,931
                                                              ----------   ----------
          TOTAL LIABILITIES.................................   4,283,590    3,556,069
                                                              ----------   ----------
COMMITMENTS AND CONTINGENCIES
Minority interest in subsidiary.............................      29,519       27,523
Common stock, par value $0.10 per share, 25,000,000 shares
  authorized, issued and outstanding........................       2,500        2,500
Additional paid-in capital..................................       5,000        5,000
Retained earnings...........................................     512,575      459,065
Accumulated other comprehensive income......................      54,845       51,151
                                                              ----------   ----------
          TOTAL STOCKHOLDER'S EQUITY........................     574,920      517,716
                                                              ----------   ----------
          TOTAL.............................................  $4,888,029   $4,101,308
                                                              ==========   ==========

The accompanying notes to consolidated financial statements are an integral part of these statements.

                                    F-II- 2

                        [PAGE INTENTIONALLY LEFT BLANK]

                                    F-II- 3

                         AMERITAS LIFE INSURANCE CORP.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                                    YEARS ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1999        1998        1997
                                                                --------    --------    --------
INCOME:
Insurance revenues:
  Premiums:
     Life Insurance.........................................    $ 15,181    $ 21,159    $ 26,794
     Accident and health insurance..........................     270,263     256,742     181,952
  Contract charges..........................................      77,877      68,145      57,199
  Reinsurance, net..........................................        (572)     19,930      (1,037)
  Reinsurance, ceded allowance..............................       3,986       3,667       2,475
Investment revenues:
  Investment income, net....................................     120,265     130,102     137,744
  Realized gains, net.......................................      10,913      14,288      10,295
Other.......................................................      30,951      23,011      14,987
Gain/(loss) in closed block.................................       2,751        (105)         --
                                                                --------    --------    --------
                                                                 531,615     536,939     430,409
                                                                --------    --------    --------
BENEFITS AND EXPENSES:
Policy benefits:
  Death benefits............................................      14,642      19,879      20,710
  Surrender benefits........................................         137       6,730      10,084
  Accident and health benefits..............................     190,452     200,405     130,908
  Interest credited.........................................      62,939      68,698      66,788
  Increase/(decrease) in policy and contract reserves.......       6,290      (2,570)     (3,307)
  Other.....................................................      12,815      21,920      23,747
Sales and operating expenses................................     137,830     126,199      90,737
Amortization of deferred policy acquisition costs...........      17,329      18,584      16,441
                                                                --------    --------    --------
                                                                 442,434     459,845     356,108
                                                                --------    --------    --------
Income before federal income taxes and minority interest in
  earnings of subsidiary....................................      89,181      77,094      74,301
Income taxes -- current.....................................      32,130      27,229      26,401
Income taxes -- deferred....................................         923         157          39
                                                                --------    --------    --------
       Total federal income taxes...........................      33,053      27,386      26,440
                                                                --------    --------    --------
Income before minority interest in earnings of subsidiary...      56,128      49,708      47,861
Minority interest in earnings of subsidiary.................      (2,618)     (2,940)     (1,987)
                                                                --------    --------    --------
NET INCOME..................................................    $ 53,510    $ 46,768    $ 45,874
                                                                ========    ========    ========

The accompanying notes to consolidated financial statements are an integral part of these statements.

                                    F-II- 4

                         AMERITAS LIFE INSURANCE CORP.
                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                                 (IN THOUSANDS)

                                                                   YEARS ENDED DECEMBER 31
                                                                -----------------------------
                                                                 1999       1998       1997
                                                                -------    -------    -------
Net Income..................................................    $53,510    $46,768    $45,874
Other comprehensive income (loss), net of tax:
  Unrealized gains on securities:
     Unrealized holding gains arising during period (net of
       deferred tax of $2,664 -- 1999, $6,913 -- 1998, and
       $11,628 -- 1997).....................................      6,155     12,646     21,290
     Reclassification adjustment for gains included in net
       income (net of deferred tax of $1,659 -- 1999,
       $1,635 -- 1998, and $2,548 -- 1997)..................     (3,082)    (3,036)    (4,733)
     Minority interest......................................        621        (99)      (158)
                                                                -------    -------    -------
  Other comprehensive income................................      3,694      9,511     16,399
                                                                -------    -------    -------
Comprehensive income........................................    $57,204    $56,279    $62,273
                                                                =======    =======    =======

The accompanying notes to consolidated financial statements are an integral part of these statements.

                                    F-II- 5

                         AMERITAS LIFE INSURANCE CORP.
                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (IN THOUSANDS)

                                                                                   ACCUMULATED
                                      COMMON STOCK      ADDITIONAL                    OTHER            TOTAL
                                    ----------------    PAID - IN     RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                    SHARES    AMOUNT     CAPITAL      EARNINGS       INCOME           EQUITY
                                    ------    ------    ----------    --------    -------------    -------------
BALANCE, January 1, 1997........        --    $   --      $   --      $373,923       $25,241         $399,164
  Net unrealized investment
     gains, net.................        --        --          --            --        16,557           16,557
  Minority interest in net
     unrealized investment
     gains, net.................        --        --          --            --          (158)            (158)
  Net income....................        --        --          --        45,874            --           45,874
                                    ------    ------      ------      --------       -------         --------
BALANCE, December 31, 1997......        --        --          --       419,797        41,640          461,437
                                    ------    ------      ------      --------       -------         --------
  Issuance of common stock......    25,000     2,500       5,000        (7,500)           --               --
  Net realized investment gains,
     net........................        --        --          --            --         9,610            9,610
  Minority interest in net
     unrealized investment
     gains, net.................        --        --          --            --           (99)             (99)
  Net income....................        --        --          --        46,768            --           46,768
                                    ------    ------      ------      --------       -------         --------
BALANCE, December 31, 1998......    25,000     2,500       5,000       459,065        51,151          517,716
                                    ------    ------      ------      --------       -------         --------
  Net unrealized investment
     gains, net.................        --        --          --            --         3,073            3,073
  Minority interest in net
     unrealized investment
     losses, net................        --        --          --            --           621              621
  Net income....................        --        --          --        53,510            --           53,510
                                    ------    ------      ------      --------       -------         --------
BALANCE, December 31, 1999......    25,000    $2,500      $5,000      $512,575       $54,845         $574,920
                                    ======    ======      ======      ========       =======         ========

The accompanying notes to consolidated financial statements are an integral part of these statements.

                                    F-II- 6

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    F-II- 7

                         AMERITAS LIFE INSURANCE CORP.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                     YEARS ENDED DECEMBER 31
                                                                ----------------------------------
                                                                  1999        1998         1997
                                                                --------    ---------    ---------
OPERATING ACTIVITIES
Net income..................................................    $ 53,510    $  46,768    $  45,874
Adjustments to reconcile net income to net cash from
  operating activities:
  Depreciation and amortization.............................       5,899        5,717        5,275
  Amortization of deferred policy acquisition costs.........      18,544       19,090       16,441
  Policy acquisition costs deferred.........................     (45,600)     (40,349)     (36,117)
  Interest credited to contract values......................      65,577       69,487       66,788
  Amortization of discounts or premiums.....................      (3,615)      (4,611)      (1,747)
  Net realized gains on investment transactions.............     (11,554)     (14,288)     (10,295)
  Deferred income taxes.....................................         923          157           39
  Minority interest in earnings of subsidiary...............       2,618        2,940        1,987
  Change in assets and liabilities:
     Accrued investment income..............................       1,057         (455)         (10)
     Other assets...........................................      (2,869)      (6,544)      (3,239)
     Policy and contract reserves...........................       3,187       (2,798)      (3,446)
     Policy and contract claims.............................         441        3,992        6,047
     Unearned policy charges................................        (817)      (1,017)        (315)
     Unearned reinsurance ceded allowance...................         288         (283)         511
     Federal income taxes payable -- current................         950        5,422       (7,977)
     Dividends payable......................................         (96)         479         (183)
     Other liabilities......................................       2,080        6,039        6,509
     Cash from closed block.................................      (4,343)      (2,526)          --
                                                                --------    ---------    ---------
  Net cash from operating activities........................      86,180       87,220       86,142
                                                                --------    ---------    ---------
INVESTING ACTIVITIES
Purchase of investments:
  Fixed maturity securities held to maturity................     (57,469)     (62,244)     (39,522)
  Fixed maturity securities available for sale..............     (92,268)    (137,319)    (115,864)
  Equity securities.........................................     (34,982)     (21,944)     (29,432)
  Redeemable preferred stock -- affiliate...................     (25,000)          --           --
  Mortgage loans on real estate.............................     (80,702)     (68,518)     (56,251)
  Real estate...............................................      (1,218)        (998)      (1,676)
  Short-term investments....................................        (390)      (1,632)      (2,124)
  Other investments.........................................     (30,695)     (16,343)      (6,026)
Proceeds from sale of investments:
  Fixed maturity securities available for sale..............       7,762       22,282       16,419
  Equity securities.........................................      30,527       24,681       19,914
  Real estate...............................................      13,831       14,117        1,723
  Other investments.........................................       1,162        4,166          649
Proceeds from maturities or repayment of investments:
  Fixed maturity securities held to maturity................      61,486       84,662       68,069
  Fixed maturity securities available for sale..............     127,068       60,503       45,942
  Mortgage loans on real estate.............................      53,826       37,810       49,750
  Short-term investments....................................       1,445          958        6,278
  Other investments.........................................      18,487        5,325        3,050
Purchase of property and equipment..........................      (6,753)      (4,002)      (5,413)
Proceeds from sale of property and equipment................          27           43           45
Net change in loans on insurance policies...................      (6,859)      (3,377)      (2,622)
Closed block investing activities...........................      (2,765)         178           --
                                                                --------    ---------    ---------
  Net cash from investing activities........................     (23,480)     (61,652)     (47,091)
                                                                --------    ---------    ---------

The accompanying notes to consolidated financial statements are an integral part of these statements.

                                    F-II- 8

                         AMERITAS LIFE INSURANCE CORP.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                    YEARS ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1999        1998        1997
                                                                --------    --------    --------
FINANCING ACTIVITIES:
Contribution for minority interest in subsidiary............    $     --    $     --    $  1,530
Net change in accumulated contract values...................     (96,953)    (30,380)    (34,584)
Closed block financing activities...........................       2,772         692          --
                                                                --------    --------    --------
  Net cash from financing activities........................     (94,181)    (29,688)    (33,054)
                                                                --------    --------    --------
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS............     (31,481)     (4,120)      5,997
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD............      79,019      83,139      77,142
                                                                --------    --------    --------
CASH AND CASH EQUIVALENTS AT END OF PERIOD..................    $ 47,538    $ 79,019    $ 83,139
                                                                ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for income taxes..................................    $ 30,992    $ 21,936    $ 34,397
NON-CASH ACTIVITIES:
  Issuance of common stock..................................    $     --    $  7,500    $     --
  Assets transferred to closed block........................          --     307,754          --
  Liabilities transferred to closed block...................          --     332,223          --
  Assets transferred on block co-insurance..................      57,648          --          --
  Accumulated contract values ceded in block co-insurance...      59,561          --          --
  Release of deferred policy acquisition costs on block
     co-insurance...........................................       1,815          --          --

The accompanying notes to consolidated financial statements are an integral part of these statements.

                                    F-II- 9

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS

Ameritas Life Insurance Corp. (Ameritas) is a wholly owned subsidiary of Ameritas Holding Company (AHC) which is a wholly owned subsidiary of Ameritas Acacia Mutual Holding Corporation (AAMHC).

In 1998, the Board of Directors of Ameritas Mutual Insurance Holding Company (AMIHC) and Acacia Mutual Holding Corporation (AMHC) approved and adopted a plan of merger under which the two would merge to form AAMHC. In addition, their two wholly owned subsidiaries, AHC and Acacia Financial Group, Ltd. (AFG), would merge to form Ameritas Holding Company. Public information hearings on the proposed merger were held on November 20, 1998 with the Nebraska Insurance Director and on December 17, 1998 with the D.C. Insurance Commissioner. Following the commissioner's approval a special meeting with the eligible members of AMHC was held on December 22, 1998 and the members of AMIHC on December 29, 1998. With the members approval, the merger became effective January 1, 1999. The business combination was accounted for as a pooling of interests.

On September 13, 1997, the Board of Directors of Ameritas adopted the Plan which authorized the reorganization (Reorganization) of Ameritas into a mutual insurance holding company structure. The Nebraska Department of Insurance held a public hearing on the Reorganization on October 14, 1997 and approved the Plan on October 24, 1997. The policyowners' of Ameritas approved the Plan on December 8, 1997 and the Reorganization became effective on January 1, 1998 (effective date).

Pursuant to the Reorganization, Ameritas (i) formed AMIHC as a mutual insurance holding company under the insurance laws of the State of Nebraska, (ii) formed AHC as an intermediate stock holding company under the general laws of the State of Nebraska, and (iii) amended and restated its Charter and Articles of Incorporation to authorize the issuance of capital stock and the continuance of its existence as a stock life insurance company under the same name. As of the effective date of the Reorganization, the membership interests and the contractual rights of the policyowners of Ameritas were separated -- the membership interests automatically became, by operation of law, membership interests in AMIHC and the contractual rights remained in Ameritas. Each person who becomes the owner of a designated policy issued by Ameritas after the effective date of the Reorganization will become a member of AMIHC and have a membership interest in AMIHC so long as such policy remains in force. The membership interests in AMIHC follow, and are not severable, from the policy from which the membership interest in AMIHC is derived.

On the effective date, Ameritas issued 25 million of its authorized shares of capital stock to AMIHC. AMIHC then contributed all of these to AHC in exchange for 20 million shares of its common stock. As a result, AHC directly owns Ameritas, and AMIHC indirectly owns Ameritas, through AHC. The reorganization was accounted for at historical cost in a manner similar to a pooling of interests. Accordingly, the accompanying financial statements and disclosures reflect the operations of Ameritas for all periods presented.

Ameritas' insurance operations consist of life and health insurance and annuity and pension contracts. Ameritas and its subsidiaries operates in all 50 states and the District of Columbia. Wholly owned insurance subsidiaries include First Ameritas Life Insurance Corp. Of New York and Pathmark Assurance Company. Ameritas is also a 66% owner of AMAL Corporation (incorporated March 8, 1996), which owns 100% of Ameritas Variable Life Insurance Company and Ameritas Investment Corp. (a broker/dealer). In addition to the subsidiaries noted above, Ameritas conducts other diversified financial-service-related operations through the following wholly owned subsidiaries: Veritas Corp (a marketing organization for low-load insurance products); Ameritas Investment Advisors, Inc. (an advisor providing investment management services); and Ameritas Managed Dental Plan, Inc. (A prepaid dental organization).

                                    F-II- 10

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)
CLOSED BLOCK

Effective October 1, 1998 (the Effective Date) Ameritas formed a closed block (the Closed Block) of policies, under an arrangement approved by the Insurance Department of the State of Nebraska, to provide for dividends on policies that were in force on the Effective Date and which were within the classes of individual policies for which Ameritas had a dividend scale in effect on the Effective Date. The Closed Block was designed to give reasonable assurance to owners of affected policies that the assets will be available to support such policies including maintaining dividend scales in effect at the Effective Date, if the experience underlying such scales continues. The assets, including revenue thereon, will accrue solely to the benefit of the owners of policies included in the block until the block is no longer in effect.

The financial results of the Closed Block, while prepared on a GAAP basis, reflect the provisions of the approved arrangement and not the actual results of operations and financial position. The arrangement provides for the level of expenses charged to the Closed Block, actual expenses related to the Closed Block operations are charged outside of the Closed Block; therefore the contribution or loss from the Closed Block does not represent the actual operations of the Closed Block.

Summarized financial information of the Closed Block as of December 31, 1999 and 1998 and for the year ended December 31, 1999 and for the period from October 1, 1998 to December 31, 1998, is as follows:

                                                                    CLOSED BLOCK
                                                                --------------------
                                                                  1999        1998
                                                                --------    --------
ASSETS:
  Fixed maturity securities held to maturity (fair value
     $136,940 -- 1999; $156,499 -- 1998)....................    $139,517    $148,398
  Fixed maturity securities available for sale (amortized
     cost $58,087 -- 1999; $53,679 -- 1998).................      56,443      56,384
  Mortgage loans on real estate.............................      42,949      38,756
  Loans on insurance policies...............................      43,229      44,968
  Cash and cash equivalents.................................       5,992       1,656
  Accrued investment income.................................       5,559       5,537
  Deferred policy acquisition costs.........................      11,149      12,364
  Other assets..............................................       3,652       1,263
                                                                --------    --------
     Total Closed Block Assets..............................    $308,490    $309,326
                                                                ========    ========
LIABILITIES:
  Policy and contract reserves..............................    $258,460    $261,180
  Policy and contract claims................................       1,809       1,636
  Accumulated contract values...............................      58,878      59,196
  Dividends payable.........................................      10,517      10,613
  Other liabilities.........................................       5,105       1,997
                                                                --------    --------
     Total Closed Block Liabilities.........................    $334,769    $334,622
                                                                ========    ========
INCOME, BENEFITS AND EXPENSES:
  Premiums..................................................    $ 16,827    $  4,354
  Investment income, net....................................      20,844       5,054
  Policy benefits...........................................     (20,261)     (5,123)
  Sales and operating expenses..............................      (2,835)       (812)
  Amortization of deferred policy acquisition costs.........      (1,215)       (506)
  Dividends appropriated for policyowners...................     (10,609)     (3,072)
                                                                --------    --------
     Gain/(Loss) in Closed Block............................    $  2,751    $   (105)
                                                                ========    ========

                                    F-II- 11

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)
PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of Ameritas Life Insurance Corp. and its majority-owned subsidiaries (the Company). These consolidated financial statements exclude the effects of all material intercompany transactions.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain items on the prior year financial statements have been reclassified to conform to current year presentation.

The principal accounting and reporting practices followed are:

INVESTMENTS

The Company classifies its securities into categories based upon the Company's intent relative to the eventual disposition of the securities. The first category, held to maturity securities, includes fixed maturity securities which the Company has the positive intent and ability to hold to maturity. These securities are carried at amortized cost. The second category, available for sale securities, may be sold to address the liquidity and other needs of the Company. Securities classified as available for sale are carried at fair value on the balance sheet with unrealized gains and losses excluded from operations and reported as a separate component of stockholder's equity included in accumulated other comprehensive income, net of related deferred acquisition costs and income tax effects. The third category, trading securities, is for debt and equity securities acquired for the purpose of selling them in the near term. The Company has not classified any of its securities as trading securities.

Equity securities (common stock and nonredeemable preferred stock) are valued at fair value, and are classified as available for sale.

Mortgage loans on real estate are carried at amortized cost less an allowance for estimated uncollectible amounts. SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," which was amended by SFAS No. 118, "Accounting by Creditors for Impairment of a Loan -- Income Recognition and Disclosures," requires that an impaired loan be measured at the present value of expected future cash flows, or alternatively, the observable market price or the fair value of the collateral. Total impaired loans as of December 31, 1999 and 1998, and the associated interest income were not material.

Investment real estate owned directly by the Company is carried at cost less accumulated depreciation and allowances for estimated losses. Real estate acquired through foreclosure is carried at the lower of cost or fair value minus estimated costs to sell.

Other investments primarily include investments in venture capital partnerships and real estate joint ventures accounted for using the cost or equity method (depending upon percentage ownership), and

                                    F-II- 12

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)
securities owned by the broker dealer subsidiary valued at fair value. Changes in the fair value of the securities owned by the broker dealer are included in investment income.

Short-term investments are carried at amortized cost, which approximates fair value.

Realized investment gains and losses on sales of securities are determined on the specific identification method. Write-offs of investments that decline in value below cost on other than a temporary basis and the change in the allowances for mortgage loans and wholly owned real estate are included with realized gains in the consolidated statements of operations.

The Company records write-offs or allowances for its investments based upon an evaluation of specific problem investments. The Company reviews, on a continual basis, all invested assets to identify investments where the Company may have credit concerns. Investments with credit concerns include those the Company has identified as experiencing a deterioration in financial condition.

CASH EQUIVALENTS

The Company considers all highly liquid debt securities purchased with a remaining maturity of less than three months to be cash equivalents.

PROPERTY AND EQUIPMENT

Property and equipment are carried at cost less accumulated depreciation. The Company provides for depreciation of property and equipment using straight-line and accelerated methods over the estimated useful lives of the assets.

SEPARATE ACCOUNTS

The Company operates separate accounts on which the earnings or losses accrue exclusively to contractholders. The assets (principally investments) and liabilities of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. The separate accounts are an investment alternative for pension, variable life, and variable annuity products which the Company markets. Amounts are reported at fair value.

PREMIUM REVENUE AND BENEFITS TO POLICYOWNERS

RECOGNITION OF PARTICIPATING AND TERM LIFE, ACCIDENT AND HEALTH AND ANNUITY PREMIUM REVENUE AND BENEFITS TO POLICYOWNERS
Participating life insurance products include those products with fixed and guaranteed premiums and benefits on which dividends are paid by the Company. Premiums on participating and term life products and certain annuities with life contingencies (immediate annuities) are recognized as premium revenue when due. Accident and health insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the premium-paying period of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

                                    F-II- 13

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)
RECOGNITION OF UNIVERSAL LIFE-TYPE CONTRACTS REVENUE AND BENEFITS TO
POLICYOWNERS
Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyowner, premiums paid by the policyowner or interest accrued to policyowners' balances. Amounts received as payments for such contracts are reflected as deposits in accumulated contract values and are not reported as premium revenues.

Revenues for universal life-type policies consist of charges assessed against policy account values for deferred policy loading, mortality risk expense, the cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

RECOGNITION OF INVESTMENT CONTRACT REVENUE AND BENEFITS TO POLICYOWNERS Contracts that do not subject the Company to risks arising from policyowner mortality or morbidity are referred to as investment contracts. Deposit administration plans and certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are reflected as deposits in accumulated contract values and are not reported as premium revenues.

Revenues for investment products consist of investment income and policy administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

POLICY ACQUISITION COSTS

Those costs of acquiring new business, which vary with and are directly related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs include commissions, certain costs of policy issuance and underwriting, and certain agency expenses.

Costs deferred related to term life insurance are amortized over the premium-paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

Costs deferred related to participating life, universal life-type policies and investment-type contracts are amortized generally over the lives of the policies, in relation to the present value of estimated gross profits from mortality, investment and expense margins. The estimated gross profits are reviewed periodically based on actual experience and changes in assumptions.

                                    F-II- 14

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)
A roll-forward of the amounts reflected in the consolidated balance sheets as deferred policy acquisition costs is as follows:

                                                                    YEARS ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1999        1998        1997
                                                                --------    --------    --------
Beginning balance...........................................    $171,201    $164,564    $146,405
Acquisition costs deferred..................................      45,694      40,324      36,117
Amortization of deferred policy acquisition costs...........     (17,329)    (18,584)    (16,441)
Amount transferred to closed block..........................          --     (12,845)         --
Adjustment for unrealized investment (gain)/loss............       7,551      (2,258)     (1,517)
                                                                --------    --------    --------
Ending balance..............................................    $207,117    $171,201    $164,564
                                                                ========    ========    ========

To the extent that unrealized gains or losses on available for sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded as an adjustment of the unrealized investment gains or losses included in stockholder's equity.

FUTURE POLICY AND CONTRACT BENEFITS

Liabilities for future policy benefits for participating and term life contracts and additional coverages offered under policy riders are calculated using the net level premium method and assumptions as to investment yields, mortality, withdrawals and dividends. The assumptions are based on projections of past experience and include provisions for possible unfavorable deviation. These assumptions are made at the time the contract is issued. These liabilities are shown as policy and contract reserves.

Liabilities for future policy and contract benefits on universal life-type and investment-type contracts are based on the policy account balance, and are shown as accumulated contract values.

The liabilities for future policy and contract benefits for group long-term disability reserves are based upon interest rate assumptions and morbidity and termination rates from published tables, modified for Company experience.

DIVIDENDS TO POLICYOWNERS

A portion of the Company's business has been issued on a participating basis. The amount of policyowners' dividends to be paid is determined annually by the Board of Directors.

INCOME TAXES

All companies included in these consolidated financial statements, with the exception of AMAL and its subsidiaries, files a consolidated life/non-life tax return. An agreement among the members of the consolidated group, generally, provides for distribution of consolidated tax results as if filed on a separate return basis. The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the cumulative differences in assets and liabilities determined on a tax return and financial statement basis at the current enacted tax rates.

Federal income tax returns have been examined by the Internal Revenue Service
(IRS) through 1995. The IRS is currently examining the Company's 1996 through 1998 federal income tax returns. Management is currently appealing certain adjustments proposed by the IRS for tax years 1988 and 1990

                                    F-II- 15

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)
through 1995, and believes adequate provisions have been made for any additional taxes which may become due with respect to the adjustments proposed by the IRS.

NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, entitled "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). The statement requires that all derivatives (including certain derivatives embedded in contracts) be recorded on the balance sheet and measured at fair value. SFAS No. 133 requires that changes in the fair value of derivatives be recognized currently in operations unless specific hedge accounting criteria are met. If such criteria are met, the derivative's gain or loss will offset related results of the hedged item in the statement of operations. A company must formally document, designate and assess the effectiveness of transactions to apply hedge accounting treatment.

SFAS No. 133 is effective for fiscal years beginning after June 15, 2000, with earlier implementation permitted. The statement must be implemented as of the beginning of a quarter and retroactive application to financial statements of prior periods is prohibited. The Company has not determined the financial statement impact of adopting this statement.

2. INVESTMENTS

Investment income summarized by type of investment was as follows:

                                                                    YEARS ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1999        1998        1997
                                                                --------    --------    --------
Fixed maturity securities held to maturity..................    $ 45,001    $ 53,680    $ 59,700
Fixed maturity securities available for sale................      32,213      33,846      32,605
Equity securities...........................................       1,764       1,783       1,899
Mortgage loans on real estate...............................      19,085      20,312      19,866
Real estate.................................................       9,883      11,871      12,317
Loans on insurance policies.................................       2,254       3,849       4,341
Other investments...........................................      15,943       9,639      15,494
Short-term investments and cash and cash equivalents........       5,493       8,665       4,266
                                                                --------    --------    --------
  Gross investment income...................................     131,636     143,645     150,488
Investment expenses.........................................      11,371      13,543      12,744
                                                                --------    --------    --------
  Net investment income.....................................    $120,265    $130,102    $137,744
                                                                ========    ========    ========

                                    F-II- 16

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

2. INVESTMENTS -- (CONTINUED)
Net pretax realized investment gains (losses) were as follows:

                                                                    YEARS ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1999        1998        1997
                                                                --------    --------    --------
Net gains (losses) on disposals, including calls, of
  investments
  Fixed maturity securities held to maturity................    $   (817)   $  2,235    $  1,059
  Fixed maturity securities available for sale..............      (1,816)      1,906         494
  Equity securities.........................................       6,556       2,764       6,787
  Mortgage loans on real estate.............................         282       1,583         959
  Real estate...............................................       6,548       5,877         502
  Other.....................................................          83          (2)        564
                                                                --------    --------    --------
                                                                  10,836      14,363      10,365
                                                                --------    --------    --------
Provisions for losses on investments
  Mortgage loans on real estate.............................         (43)       (100)        (20)
  Real estate...............................................         120          25         (50)
                                                                --------    --------    --------
Net pretax realized investment gains........................    $ 10,913    $ 14,288    $ 10,295
                                                                ========    ========    ========

Proceeds from sales of securities and gross gains and losses realized on those sales were as follows:

                                                                  YEAR ENDED DECEMBER 31, 1999
                                                                --------------------------------
                                                                PROCEEDS     GAINS       LOSSES
                                                                --------    --------    --------
Fixed maturity securities available for sale................    $  7,762    $      6    $     80
Equity securities...........................................      30,527       8,330       1,774
                                                                --------    --------    --------
                                                                $ 38,289    $  8,336    $  1,854
                                                                ========    ========    ========

                                                                  YEAR ENDED DECEMBER 31, 1998
                                                                --------------------------------
                                                                PROCEEDS     GAINS       LOSSES
                                                                --------    --------    --------
Fixed maturity securities available for sale................    $ 22,282    $    242    $    301
Equity securities...........................................      24,681       3,874       1,110
                                                                --------    --------    --------
                                                                $ 46,963    $  4,116    $  1,411
                                                                ========    ========    ========

                                                                  YEAR ENDED DECEMBER 31, 1997
                                                                --------------------------------
                                                                PROCEEDS     GAINS       LOSSES
                                                                --------    --------    --------
Fixed maturity securities available for sale................    $ 16,419    $    161    $      8
Equity securities...........................................      19,914       7,725         938
                                                                --------    --------    --------
                                                                $ 36,333    $  7,886    $    946
                                                                ========    ========    ========

                                    F-II- 17

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

2. INVESTMENTS -- (CONTINUED)
The amortized cost and fair value of investments in securities by type of investment were as follows:

                                                                        DECEMBER 31, 1999
                                                          ---------------------------------------------
                                                                        GROSS UNREALIZED
                                                          AMORTIZED    ------------------
                                                            COST        GAINS     LOSSES     FAIR VALUE
                                                          ---------    -------    -------    ----------
Fixed maturity securities held to maturity
  U.S. Corporate......................................    $369,467     $ 4,280    $11,368     $362,379
  Mortgage-backed.....................................      96,708       1,474        898       97,284
  Asset-backed........................................       5,498          --        306        5,192
  U.S. Treasury securities and obligations of
     U.S. government agencies.........................      48,547       1,989        116       50,420
  Foreign.............................................      70,441          43      3,314       67,170
                                                          --------     -------    -------     --------
     Total fixed maturity securities held to
       maturity.......................................     590,661       7,786     16,002      582,445
                                                          --------     -------    -------     --------
Redeemable preferred stock -- affiliate...............      25,000          --         --       25,000
                                                          --------     -------    -------     --------
     Total held to maturity securities................     615,661       7,786     16,002      607,445
                                                          --------     -------    -------     --------
Fixed maturity securities available for sale
  U.S. Corporate......................................     255,640       1,370     10,122      246,888
  Mortgage-backed.....................................      70,844         108      1,750       69,202
  Asset-backed........................................      11,999          --        303       11,696
  U.S. Treasury securities and obligations of
     U.S. government agencies.........................      23,083       1,830        157       24,756
  Foreign.............................................      12,196          87        437       11,846
                                                          --------     -------    -------     --------
     Total fixed maturity securities available for
       sale...........................................     373,762       3,395     12,769      364,388
                                                          --------     -------    -------     --------
  Equity securities...................................      70,421      91,549      2,151      159,819
  Short-term investments..............................         295          --         --          295
                                                          --------     -------    -------     --------
     Total available for sale securities..............    $444,478     $94,944    $14,920     $524,502
                                                          ========     =======    =======     ========

                                    F-II- 18

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

2. INVESTMENTS -- (CONTINUED)

                                                                        DECEMBER 31, 1998
                                                          ---------------------------------------------
                                                                        GROSS UNREALIZED
                                                          AMORTIZED    ------------------
                                                            COST        GAINS     LOSSES     FAIR VALUE
                                                          ---------    -------    -------    ----------
Fixed maturity securities held to maturity
  U.S. Corporate......................................    $351,099     $20,258    $   417     $370,940
  Mortgage-backed.....................................     114,146       6,294         --      120,440
  U.S. Treasury securities and obligations of
     U.S. government agencies.........................      57,879       5,870         --       63,749
  Foreign.............................................      63,295       2,231        112       65,414
                                                          --------     -------    -------     --------
     Total fixed maturity securities held to
       maturity.......................................     586,419      34,653        529      620,543
                                                          --------     -------    -------     --------
Fixed maturity securities available for sale
  U.S. Corporate......................................     305,576      12,361        466      317,471
  Mortgage-backed.....................................      80,018       1,295         19       81,294
  Asset-backed........................................       7,998         202         --        8,200
  U.S. Treasury securities and obligations of
     U.S. government agencies.........................      58,841       4,425         --       63,266
  Foreign.............................................      13,592         668         --       14,260
                                                          --------     -------    -------     --------
     Total fixed maturity securities available for
       sale...........................................     466,025      18,951        485      484,491
                                                          --------     -------    -------     --------
  Equity securities...................................      59,411      63,511      1,017      121,905
  Short-term investments..............................       1,341          --         --        1,341
                                                          --------     -------    -------     --------
     Total available for sale securities..............    $526,777     $82,462    $ 1,502     $607,737
                                                          ========     =======    =======     ========

The amortized cost and fair value of fixed maturity securities by contractual maturity at December 31, 1999 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       AVAILABLE FOR SALE        HELD TO MATURITY
                                                      ---------------------    ---------------------
                                                      AMORTIZED      FAIR      AMORTIZED      FAIR
                                                        COST        VALUE        COST        VALUE
                                                      ---------    --------    ---------    --------
Due in one year or less.............................  $ 17,363     $ 17,508    $ 11,810     $ 11,788
Due after one year through five years...............   120,461      118,239     163,223      162,980
Due after five years through ten years..............   112,064      107,804     216,196      210,580
Due after ten years.................................    41,031       39,940      97,227       94,621
Mortgage-backed and asset-backed securities.........    82,843       80,897     102,205      102,476
                                                      --------     --------    --------     --------
  Total.............................................  $373,762     $364,388    $590,661     $582,445
                                                      ========     ========    ========     ========

                                    F-II- 19

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

3. INCOME TAXES

The items that give rise to deferred tax assets and liabilities relate to the following:

                                                                 YEARS ENDED DECEMBER 31
                                                                -------------------------
                                                                  1999             1998
                                                                --------         --------
Net unrealized investment gains.............................    $ 33,060         $ 35,211
Equity in subsidiaries......................................      13,414           12,058
Deferred policy acquisition costs...........................      63,753           53,003
Prepaid expenses............................................       4,048            3,903
Other.......................................................       3,033            2,277
                                                                --------         --------
Gross deferred tax liability................................     117,308          106,452
                                                                --------         --------
Future policy and contract benefits.........................      46,650           38,333
Deferred future revenues....................................       5,697            5,845
Policyowner dividends.......................................       3,681            3,715
Pension and postretirement benefits.........................       3,494            2,917
Other.......................................................       5,096            4,847
                                                                --------         --------
Gross deferred tax asset....................................      64,618           55,657
                                                                --------         --------
  Net deferred tax liability................................    $ 52,690         $ 50,795
                                                                ========         ========

The difference between the U.S. federal income tax rate and the consolidated tax provision rate is summarized as follows:

                                                               YEARS ENDED DECEMBER 31
                                                              --------------------------
                                                              1999       1998       1997
                                                              ----       ----       ----
Federal statutory tax rate..................................  35.0%      35.0%      35.0%
Equity in subsidiaries......................................   2.0        2.6        2.4
Surplus tax.................................................    --         --       (2.7)
Other.......................................................   0.1       (2.1)       0.9
                                                              ----       ----       ----
  Effective tax rate........................................  37.1%      35.5%      35.6%
                                                              ====       ====       ====

The "surplus tax," IRC Section 809, is an imputation of income to mutual life insurance companies according to a formula based on a comparison of the returns of equity of the mutual and stock segments of the life insurance industry. The Company has an approximate $1.5 million capital loss carryforward available as of December 31, 1999. At December 31, 1999 the Company provided for a valuation allowance against the net deferred tax asset related to the capital loss carryforward.

4. RELATED PARTY TRANSACTIONS

In addition to Ameritas, AHC is also a 100% owner of Acacia Life Insurance Company, an insurance company domiciled in Washington, D.C., which in turn is a 100% owner of Acacia National Life Insurance Company, an insurance company domiciled in Virginia.

Ameritas and its affiliates provide technical, financial, legal, marketing and investment advisory support to the Acacia companies under administrative service agreements which were effective July 1, 1999. The cost of these services for the year ended December 31, 1999 was $4,372.

On December 20, 1999, Ameritas purchased $25,000 of redeemable preferred stock from Acacia Life Insurance Company. The stock, which pays dividends in an amount per annum equal to 8% and is non-voting, provides for redemption in equal installments beginning in 2005 with final redemption on or by January 1, 2015.

                                    F-II- 20

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

4. RELATED PARTY TRANSACTIONS -- (CONTINUED)
Effective June 30, 1999, Ameritas' 66% indirectly owned subsidiary, Ameritas Variable Life Insurance Company (AVLIC), agreed to 100% co-insure its equity index annuity business to their 34% owner in a non-cash transaction. In December 1999 through assumption reinsurance the co-insured block was reduced approximately 40%. The receivable of $35,921 from this affiliate which supports the remaining co-insurance obligation is secured by a letter of credit.

During 1999, AVLIC formed a variable insurance trust (VIT). A 66% indirectly owned subsidiary, Ameritas Investment Corp., serves as the investment advisor and another affiliate provides administrative services to the VIT. At December 31, 1999 separate account assets under the VIT totaled $1,066,249.

5. EMPLOYEE AND AGENT BENEFIT PLANS

The Company has a noncontributory defined benefit plan covering substantially all employees. Plan benefits are based on years of credited service and the employee's compensation during the last five years of employment. The Company's funding policy is to make contributions each year at least equal to the minimum funding requirements for tax-qualified retirement plans. Pension costs include current service costs, which are accrued and funded on a current year basis, and past service costs, which are amortized over the average remaining service life of all employees on the adoption date. The assets of the plan are not segregated.

The Company also provides certain health care benefits to retired employees. These benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the Company medical plan for the immediately preceding five years.

The following tables provide a reconciliation of the changes in the plans' benefit obligations and fair value of assets over the two-year period ended December 31, 1999, and a statement of the funded status as of December 31 of both years:

                                                               PENSION BENEFITS      OTHER BENEFITS
                                                              ------------------    ----------------
                                                               1999       1998       1999      1998
                                                              -------    -------    ------    ------
Reconciliation of benefit obligation
  Benefit obligation at beginning of year.................    $30,746    $23,232    $4,024    $4,498
  Service cost............................................      2,420      1,970       172       141
  Interest cost...........................................      2,083      1,777       257       251
  Actuarial (gain)/loss...................................     (3,314)     4,488      (418)     (711)
  Benefits paid...........................................     (2,637)      (721)     (232)     (155)
                                                              -------    -------    ------    ------
  Benefit obligation at end of year.......................    $29,298    $30,746    $3,803    $4,024
                                                              -------    -------    ------    ------
Reconciliation of fair value of plan assets
  Fair value of plan assets at beginning of year..........    $28,268    $24,271    $1,887    $1,767
  Actual return on plan assets............................      3,214      2,517       126       120
  Employer contributions..................................      2,278      2,201        --        --
  Benefits paid...........................................     (2,637)      (721)     (291)       --
                                                              -------    -------    ------    ------
  Fair value of plan assets at end of year................    $31,123    $28,268    $1,722    $1,887
                                                              =======    =======    ======    ======

                                    F-II- 21

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

5. EMPLOYEE AND AGENT BENEFIT PLANS -- (CONTINUED)

                                                             PENSION BENEFITS       OTHER BENEFITS
                                                            ------------------    ------------------
                                                             1999       1998       1999       1998
                                                            -------    -------    -------    -------
Funded Status
  Funded status at end of year..........................    $ 1,825    $(2,478)   $(2,081)   $(2,137)
  Unrecognized net actuarial (gain)/loss................     (1,168)     3,086     (2,373)    (2,075)
  Unrecognized prior service cost.......................      1,049      1,143        (13)       (15)
                                                            -------    -------    -------    -------
  Prepaid/(accrual) benefit cost........................    $ 1,706    $ 1,751    $(4,467)   $(4,227)
                                                            =======    =======    =======    =======

Periodic pension expense for the Company included the following components:

                                                                   YEARS ENDED DECEMBER 31
                                                                -----------------------------
                                                                 1999       1998       1997
                                                                -------    -------    -------
Service cost................................................    $ 2,420    $ 1,970    $ 1,408
Interest cost...............................................      2,083      1,777      1,496
Expected return on plan assets..............................     (3,214)    (2,517)    (3,329)
Amortization of transition (asset) obligation...............         94         94         94
Amortization of net loss....................................        939        526      1,742
                                                                -------    -------    -------
Net periodic benefit cost...................................    $ 2,322    $ 1,850    $ 1,411
                                                                =======    =======    =======

Periodic post-retirement medical expense for the Company included the following components:

                                                               YEARS ENDED DECEMBER 31
                                                              --------------------------
                                                              1999       1998       1997
                                                              ----       ----       ----
Service cost................................................  $172       $141       $158
Interest cost...............................................   257        251        304
Expected return on plan assets..............................  (132)      (124)       (89)
Amortization of prior service cost..........................    (2)        (2)        --
Amortization of net gain....................................  (114)      (130)       (77)
                                                              ----       ----       ----
Net periodic benefit cost...................................  $181       $136       $296
                                                              ====       ====       ====

The assumptions used in the measurement of the Company's benefit obligation are shown in the following table:

                                                               PENSION BENEFITS        OTHER BENEFITS
                                                               -----------------       ---------------
                                                               1999        1998        1999       1998
                                                               -----       -----       ----       ----
Weighted-average assumptions as of December 31
  Discount rate............................................    7.50%       6.75%       7.50%      6.75%
  Expected return on plan assets...........................    8.00        8.00        7.50       7.50
  Rate of compensation increase............................    4.50        4.50          --         --

The assumed health care trend line rate used in measuring the accumulated post-retirement benefit obligation, for pre-65 employees, was 6.5% in 1998 decreasing to 5.5% in 1999, after which it remains constant.

                                    F-II- 22

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

5. EMPLOYEE AND AGENT BENEFIT PLANS -- (CONTINUED)
Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A 1% change in health care trend rates would have the following effects:

                                                                1% INCREASE    1% DECREASE
                                                                -----------    -----------
Effect on total of service and interest cost components of
  net periodic postretirement health care benefit cost......       $ 21           $ (20)
Effect on the health care component of the accumulated
  post-retirement benefit obligation........................       $117           $(110)

The Company's employees and agents also participate in defined contribution plans that cover substantially all full-time employees and agents. Company contributions were $959 in 1999, $852 in 1998 and $868 in 1997.

6. INSURANCE REGULATORY MATTERS

STATUTORY SURPLUS AND NET INCOME

Net income of Ameritas and its insurance subsidiaries, as determined in accordance with statutory accounting practices, was $51,200, $41,000, and $47,200 for 1999, 1998 and 1997, respectively and statutory surplus was $413,200, $357,700, and $311,300 at December 31, 1999, 1998 and 1997,
respectively. Insurance companies are required to maintain a certain level of surplus to be in compliance with state laws and regulations. Surplus is monitored by state regulators to ensure compliance with risk based capital requirements.

Under statutes of the Insurance Department of the State of Nebraska, the amount of dividends payable to stockholders are limited.

7. REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large risks. The effect of reinsurance on premiums earned is as follows:

                                                                    YEARS ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1999        1998        1997
                                                                --------    --------    --------
Assumed.....................................................    $ 13,529    $ 32,191    $  9,740
Ceded.......................................................     (14,101)    (12,261)    (10,777)
                                                                --------    --------    --------
                                                                $   (572)   $ 19,930    $ (1,037)
                                                                ========    ========    ========

The Company remains contingently liable in the event that a reinsurer is unable to meet the obligations ceded under the reinsurance agreement.

                                    F-II- 23

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

8. RESERVE FOR UNPAID CLAIMS

The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

                                                                    YEARS ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1999        1998        1997
                                                                --------    --------    --------
Balance at January 1........................................    $ 27,658    $ 22,433    $ 17,957
Reinsurance reserves (net)..................................      (2,561)     (1,748)        (89)
                                                                --------    --------    --------
                                                                  25,097      20,685      17,868
                                                                --------    --------    --------
Incurred related to:
  Current year..............................................     196,147     186,940     132,940
  Prior year................................................      (8,206)     (6,678)     (4,675)
                                                                --------    --------    --------
     Total incurred.........................................     187,941     180,262     128,265
                                                                --------    --------    --------
Paid related to:
  Current year..............................................     171,312     161,843     112,255
  Prior year................................................      16,890      14,007      13,193
                                                                --------    --------    --------
          Total paid........................................     188,202     175,850     125,448
                                                                --------    --------    --------
                                                                  24,836      25,097      20,685
Reinsurance reserves (net)..................................       2,208       2,561       1,748
                                                                --------    --------    --------
Balance at December 31......................................    $ 27,044    $ 27,658    $ 22,433
                                                                ========    ========    ========

The liability for unpaid accident and health claims and claim adjustment expenses is included in policy and contract claims on the consolidated balance sheets.

9. COMMITMENTS AND CONTINGENCIES

INVESTMENTS

Securities commitments of $24,802 and $30,545, and mortgage loan and real estate commitments of $9,897 and $8,284 were outstanding for investments to be purchased in subsequent years as of December 31, 1999 and 1998, respectively. These commitments have been made in the normal course of investment operations and are not reflected in the accompanying financial statements. The Company's exposure to credit loss is represented by the contractual notional amount of those instruments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

LINE OF CREDIT

The Company has a $25,000 unsecured line of credit available at December 31, 1999. No balance was outstanding at any time during 1999 or 1998.

STATE LIFE AND HEALTH GUARANTY FUNDS

As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. The Company has estimated its costs related to past insolvencies and has provided a reserve included in other liabilities of $3,000 and $2,650 as of December 31, 1999 and 1998, respectively.

                                    F-II- 24

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

9. COMMITMENTS AND CONTINGENCIES -- (CONTINUED)
LITIGATION

From time to time, the Company and its subsidiaries is subject to litigation in the normal course of business. Management does not believe that the Company is party to any such pending litigation which would have a material adverse effect on its financial statements or future operations.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following disclosures are made regarding fair value information about certain financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, could not be realized on immediate settlement of the instrument. All nonfinancial instruments are excluded from disclosure requirements.

Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value estimates presented herein are based on pertinent information available to management as of December 31, 1999 and 1998. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date; therefore, current estimates of fair value may differ significantly from the amounts presented herein.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for each class of financial instrument for which it is practicable to estimate a value:

          FIXED MATURITY SECURITIES -- For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, the value has been determined using an interest rate spread matrix based upon quality, weighted average maturity and Treasury yields.

          EQUITY SECURITIES -- For publicly traded securities, fair value is determined using prices from an independent pricing source.

          LOANS ON INSURANCE POLICIES -- Fair value for loans on insurance policies is estimated using a discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance policies with similar characteristics are aggregated for purposes of the calculations.

          MORTGAGE LOANS ON REAL ESTATE -- Mortgage loans in good standing are valued on the basis of discounted cash flow. The interest rate that is assumed is based upon the weighted average term of the mortgage and appropriate spread over Treasuries.

          OTHER INVESTMENTS -- Fair value for venture capital partnerships is estimated based on values as last reported by the partnership and discounted for their lack of marketability. Real estate partnerships are carried on the cost or equity method and are excluded from the fair value disclosure.

          SHORT-TERM INVESTMENTS -- The carrying amount approximates fair value because of the short maturity of these instruments.

          CASH AND CASH EQUIVALENTS, REDEEMABLE PREFERRED STOCK-AFFILIATE, AND REINSURANCE RECEIVABLE-AFFILIATE -- The carrying amounts equal fair value.

          ACCRUED INVESTMENT INCOME -- Fair value equals book value.

                                    F-II- 25

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

10. FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)
          ACCUMULATED CONTRACT VALUES -- Funds on deposit with a fixed maturity are valued at discounted present value using market interest rates. Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date, which approximates fair value.

          COMMITMENTS -- The estimated fair value of commitments approximates carrying value because the fees currently charged for these arrangements and the underlying interest rates approximate market.

Estimated fair values are as follows:

                                                                          DECEMBER 31
                                                        ------------------------------------------------
                                                                 1999                      1998
                                                        ----------------------    ----------------------
                                                        CARRYING                  CARRYING
                                                         AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                                        --------    ----------    --------    ----------
Financial assets:
  Fixed maturity securities
     Held to maturity...............................    $590,661    $  582,445    $586,419    $  620,543
     Available for sale.............................     364,388       364,388     484,491       484,491
  Redeemable preferred stock -- affiliate...........      25,000        25,000          --            --
  Equity securities.................................     159,819       159,819     121,905       121,905
  Loans on insurance policies.......................      37,645        36,304      29,047        30,332
  Mortgage loans on real estate.....................     245,058       241,952     222,151       238,006
  Other investments.................................      32,419        35,398      23,901        28,391
  Short-term investments............................         295           295       1,341         1,341
  Cash and cash equivalents.........................      47,538        47,538      79,019        79,019
  Accrued investment income.........................      19,025        19,025      20,104        20,104
  Reinsurance receivable -- affiliate...............      35,921        35,921          --            --
Financial liabilities:
  Accumulated contract values excluding amounts held
     under insurance contracts......................     672,020       669,289     783,275       786,152

                                    F-II- 26